May 1, 2003 Prospectus for

New York Keyport Latitude Variable Annuity

Annuities are:
not insured by the FDIC or any other federal government agency;
not a deposit or other obligation of, underwritten or
guaranteed by, the depository institution;
subject to investment risks, including the
possible loss of the principal amount invested.

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PROSPECTUS FOR

KEYPORT LATITUDE VARIABLE ANNUITY

GROUP FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

KBL VARIABLE ACCOUNT A

OF

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

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This prospectus describes the Keyport Latitude variable annuity group Contracts and Certificates offered by Sun Life Insurance and Annuity Company of New York. All discussion of Certificates applies to the Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis, or both. You may also elect to receive periodic annuity payments on either a variable or a fixed basis, or both. This prospectus primarily describes the variable features of the Certificate. The Fixed Account and its features are summarized in Appendix A. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

Each time you make a purchase payment, we will credit your Certificate Value with a Premium Credit. In addition to this annuity, we also offer other annuities that do not provide for Premium Credits. The expenses for this annuity may be higher than the expenses for an annuity that does not provide for Premium Credits. Over time, the amount of the Premium Credit may be more than offset by the higher expenses. You and your agent should decide if this annuity is right for you.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers twenty-nine investment options, each of which is a Sub-account of KBL Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

AIM VARIABLE INSURANCE FUNDS, INC.: AIM V.I. Capital Appreciation Fund; AIM V.I. International Growth Fund; and AIM V.I. Premier Equity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.: AllianceBernstein Growth & Income Portfolio; AllianceBernstein Premier Growth Portfolio; AllianceBernstein Technology Portfolio; and AllianceBernstein Worldwide Privatization Portfolio

LIBERTY VARIABLE INVESTMENT TRUST: Colonial Strategic Income Fund, Variable Series; Liberty Growth & Income Fund, Variable Series (formerly Colonial U.S. Growth & Income Fund, Variable Series); Columbia High Yield Fund, Variable Series; Liberty Select Value Fund, Variable Series; Liberty S&P 500 Index Fund, Variable Series; and Newport Tiger Fund, Variable Series; Rydex Financial Services Fund, Variable Series

MFS VARIABLE INSURANCE TRUST: MFS Emerging Growth Series; MFS Investors Growth Stock Series; MFS Investors Trust Series; and MFS New Discovery Series

RYDEX VARIABLE TRUST: OTC Fund

STEINROE VARIABLE INVESTMENT TRUST: Liberty Federal Securities Fund, Variable Series; Liberty Asset Allocation Fund (formerly Stein Roe Balanced Fund, Variable Series); Stein Roe Growth Stock Fund, Variable Series; and Liberty Money Market Fund, Variable Series (formerly Stein Roe Money Market Fund, Variable Series)

VARIABLE INSURANCE PRODUCTS FUND: Equity Income Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS: Dynamic Capital Appreciation Portfolio and Growth Opportunities Portfolio

WANGER ADVISORS TRUST: Wanger Foreign Forty; Wanger International Small Cap; Wanger Twenty; and Wanger U.S. Smaller Companies

(continued on next page)

The date of this prospectus is May 1, 2003.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You may purchase a Certificate if any Covered Person has not attained age 82 before we receive your application. You may not purchase a tax-qualified Certificate if any Covered Person has attained age 76 before we receive your application (age 82 applies to Roth IRAs).

The purchase of a Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts.

We may offer other certificates through the Separate Account with different features, fees and charges, and other Sub-accounts, which may invest in different or additional mutual funds. Those certificates are described in separate prospectuses and statements of additional information. You may obtain information concerning the eligibility for and the availability of the other certificates by asking your agent.

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This prospectus contains important information about the Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 37 of this prospectus.

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TABLE OF CONTENTS

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DEFINITIONS

Accumulation Unit: A unit of measurement that we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Attained Age: The age of an individual, in years, as of their last birthday.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date the Certificate becomes effective which is the date when we receive your completed application and initial purchase payment.

Certificate Owner ("you"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value less any premium taxes, certificate maintenance charge and surrender charge.

Certificate Year: Each 12-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("we", "us", "our","Sun Life (NY)"): Sun Life Insurance and Annuity Company of New York.

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, payment of a death benefit, or a waiver of any surrender charges.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under your Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period that begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The 12-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guarantee Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,
(2)	the Certificate Value under a Certificate does not go to zero on a Certificate Anniversary, and
(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Net Asset Value: The difference between the value of assets and the amount of liabilities.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Premium Credit: A Premium Credit is the amount we add to your Certificate Value with each purchase payment. It is not considered a "purchase payment" under the Certificate.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: KBL Variable Account A, which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under your Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements that differ from the information in this prospectus are described in supplements to this prospectus or in endorsements to the Certificate.

Purchase of the Certificate

You may make multiple purchase payments. The minimum initial payment for both qualified and nonqualified certificates is $10,000. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts, which in turn invest in the following Eligible Funds:

AIM Variable Insurance Funds, Inc. ("AIM Insurance Funds")

  AIM V.I. Capital Appreciation Fund ("AIM Capital Appreciation")

  AIM V.I. International Growth Fund ("AIM International Growth")

  AIM V.I. Premier Equity Fund ("AIM Premier Equity")

AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein Series Fund")

  AllianceBernstein Growth & Income Portfolio ("AllianceBernstein Growth & Income")

  AllianceBernstein Premier Growth Portfolio ("AllianceBernstein Premier Growth")

  AllianceBernstein Technology Portfolio ("AllianceBernstein Technology")

  AllianceBernstein Worldwide Privatization Portfolio ("AllianceBernstein Worldwide Privatization")

Liberty Variable Investment Trust ("Liberty Trust")

  Columbia High Yield Fund, Variable Series ("Columbia High Yield ") *

  Colonial Strategic Income Fund, Variable Series ("Colonial Strategic Income")

  Liberty Growth & Income Fund, Variable Series ("Liberty Growth & Income")

  Liberty Select Value Fund, Variable Series ("Liberty Select Value")

  Liberty S&P 500 Index Fund, Variable Series ("Liberty S&P 500 Index")

  Newport Tiger Fund, Variable Series ("Newport Tiger")

MFS Variable Insurance Trust ("MFS Trust")

  Emerging Growth Series ("MFS Emerging Growth")

  Investors Growth Stock Series ("MFS Investors Growth Stock")

  Investors Trust Series ("MFS Investors Trust")

  New Discovery Series ("MFS New Discovery")

Rydex Variable Trust ("Rydex Trust")

  OTC Fund ("Rydex OTC")

SteinRoe Variable Investment Trust ("SteinRoe Trust")

  Liberty Federal Securities Fund, Variable Series ("Liberty Federal Securities")

  Liberty Asset Allocation Fund, Variable Series ("Liberty Asset Allocation")

  Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock")

  Liberty Money Market Fund, Variable Series ("Liberty Money Market")

Variable Insurance Products Fund ("Fidelity VIP Fund")

  Equity Income Portfolio ("Fidelity VIP Equity-Income")

Variable Insurance Products Fund III ("Fidelity VIP Funds")

  Dynamic Capital Appreciation Portfolio ("Fidelity VIP Dynamic Capital Appreciation")

  Growth Opportunities Portfolio ("Fidelity VIP Growth Opportunities")

Wanger Advisors Trust ("Wanger Trust")

  Wanger Foreign Forty Fund ("Wanger Foreign Forty")

  Wanger International Small Cap Fund ("Wanger International Small Cap")

  Wanger Twenty Fund ("Wanger Twenty")

  Wanger U.S. Smaller Companies Fund ("Wanger U.S. Smaller Companies")

* Effective April 14, 2003, the Colonial High Yield Securites Fund, Variable Series, in which a Sub-account formerly invested, was merged with and into Columbia High Yield, with Columbia High Yield as the surviving fund.

Fees and Charges

Please see "Fee Table", "Explanation of Fee Table and Examples" and "Deductions".

Federal Income Taxes

You will not pay federal income taxes on an increase in the value of your Certificate until you make a withdrawal, such as a lump sum payment, annuity payment, gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Right to Revoke

Generally, you may revoke the Certificate by returning it to us within 10 days after you receive it. We will refund your Certificate Value as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. You are not entitled to keep the Premium Credit if you revoke the Certificate under this provision. (See "Right to Revoke".)

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value between investment options. State premium taxes may also be deducted.

Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:
(as a percentage of purchase payments):	0%
Maximum Surrender Charge
(as a percentage of purchase payments):	8%*

Maximum Transfer Charge (Currently $0):	$25**

We will let you choose from one or more of three different Premium Credit rates: 3%; 4%; and 5%. Each rate has a different surrender charge schedule:
* Completed years since purchase payment	3% Premium Credit	4% Premium Credit	5% Premium Credit

Up to 1	8%	8%	8%
2	8%	8%	8%
3	8%	8%	8%
4	7%	7%	7%
5	6%	6%	6%
6	5%	5%	5%
7	4%	4%	4%
8	0%	3%	3%
9	0%	0%	2%
10	0%	0%	0%

* Surrender charges are deducted only if you totally surrender the Certificate. You will not incur a surrender charge: (1) in the first Certificate Year where you withdraw an aggregate amount up to the Certificate's earnings (earnings equal the Certificate Value at time of withdrawal less purchase payments not previously withdrawn); (2) in the second and later Certificate Years where you withdraw (a) earnings, and (b) an amount up to 10% of the Certificate Value as of the preceding Certificate Anniversary, less earnings.

** Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. We reserve the right to impose a transfer fee after we notify you. See "Deductions for Transfers of Variable Account Value."

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Fund fees and expenses.
Annual Certificate Maintenance Charge:	$36 *

*This maintenace charge will be waived before the Income Date if: (1) it is the first Certificate Anniversary; (2) the Certificate Value is at least $40,000 on the date the charge is imposed; or (3) in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.

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Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%

Total Variable Account Annual Expenses:	1.40%

Charges for Optional Feature

(deducted from Certificate Value)

Option 1: High Anniversary Value

Charge for Option 1:	.15%
(as a percentage of the option's "benefit base amount", as described in "Optional Death Benefit")

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The next table shows the minimum and maximum total operating expenses charge by the Funds that you may pay periodically during the time that you own the Certificate. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.65%	3.62%1

1The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2004. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Funds after all fee reductions

and expense reimbursements are taken into consideration are 0.65% and 3.10% respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

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THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include certificate owner transaction expenses, certificate fees, variable account annual expenses, and Fund fees and expenses.

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The Example assumes that you invest $10,000 in the Certificate for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,327	$2,393	$3,481	$6,696

(2) If you annuitize your Certificate OR if you do not surrender your Certificate at the end of the applicable time period:

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1 year	3 years	5 years	10 years
$ 527	$1,677	$2,943	$6,696

The examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Certificate Value upon full surrender, death or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Certificate.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Fund Management" in the prospectus for AIM Insurance Funds, "Management of the Portfolios" in the prospectus the AllianceBernstein Series Fund, "Operating Expenses" in the prospectus for Fidelity Portfolios, "Trust Management Organizations" in the prospectus for Liberty Trust, "Expense Summary" in the prospectus for MFS Trust, "Management of the Fund" in the prospectus for Rydex Trust, "Trust Management Organizations" in the prospectuses for SteinRoe Trust and Wanger Trust.

CONDENSED FINANCIAL INFORMATION
	Accumulation Unit Values*

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

AIM Capital Appreciation	$10.514			2002
	11.095	10.514	175	2001

AIM International Growth	8.366			2002
	9.015	8.366	17,798	2001

AIM Premier Equity	8.818			2002
	8.232	8.818	18,369	2001

Alliance Growth and Income	10.574			2002
	10.182	10.574	36,863	2001

Alliance Premier Growth	7.683			2002
	7.827	7.683	13,742	2001

Alliance Technology	8.472			2002
	9.320	8.472	4,621	2001

Alliance Worldwide Privatization	6.749			2002
	7.197	6.749	0	2001
Available in 2001 but no accumulation units were purchased

Fidelity VIP Dynamic Capital Appreciation	9.338			2002
	10.000	9.338	0	2001
Available in 2001 but no accumulation units were purchased

Fidelity VIP Equity-Income	10.057			2002
	9.721	10.057	17,532	2001

Fidelity VIP Growth Opportunities	7.015			2002
	6.940	7.015	11,884	2001

Colonial High Yield Securities	8.477			2002
	9.090	8.477	11,615	2001

Colonial Strategic Income	14.387			2002
	14.358	14.387	34,010	2001

Liberty U.S. Growth & Income	27.211			2002
	25.486	27.211	21,643	2001

Liberty S&P 500 Index	7.732			2002
	7.711	7.732	35,348	2001

Liberty Select Value	10.744			2002
	10.131	10.744	14,276	2001

Newport Tiger	8.948			2002
	9.713	8.948	0	2001
Available in 2001 but no accumulation units were purchased

MFS Emerging Growth	13.969			2002
	15.338	13.969	6,008	2001

MFS Investors Growth Stock	6.519			2002
	6.923	6.519	31,711	2001

MFS Investors Trust	8.007			2002
	8.180	8.007	57,399	2001

MFS New Discovery	8.510			2002
	8.007	8.510	1,499	2001

Rydex OTC	3.724			2002
	4.169	3.724	1,653	2001

Liberty Federal Securities	21.551			2002
	20.956	21.551	20,298	2001

Stein Roe Balanced	26.290			2002
	26.767	26.290	12,229	2001

Stein Roe Growth Stock	38.908			2002
	42.610	38.908	5,520	2001
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Liberty Money Market	15.774			2002
	15.574	15.774	96,868	2001

Wanger Foreign Forty	7.017			2002
	7.787	7.017	0	2001
Available in 2001 but no accumulation units were purchased

Wanger International Small Cap	6.944			2002
	7.928	6.944	6,998	2001

Wanger Twenty	11.180			2002
	9.484	11.180	12,715	2001

Wanger U.S. Smaller Companies	11.578			2002
	9.945	11.578	13,575	2001

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each beginning value for 2001 is as of March 23, 2001 which is the date Certificates offering these Sub-accounts first became available.

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*** On April 14, 2003, Colonial High Yield merged with and into Columbia High Yield (the "Surviving Fund"). The merger had no effect on the Unit Values or number of units outstanding for the Sub-account. However, the name was changed to reflect the name of the corresponding Surviving Fund. The Accumulation Unit Values and Accumulation Units shown in the table for the Sub-account for 2001 and 2002 are based on the Sub-account's investment in the predecessor Fund.

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The full financial statements for the Variable Account, Sun Life (NY) and Keyport Benefit Life Insurance Company are in the Statement of Additional Information.

SUN LIFE (NY) AND THE VARIABLE ACCOUNT

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The Company is a stock life insurance company incorporated under the laws of New York on May 25, 1983. The Company does business primarily in New York. The Company's Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

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The Company is an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"). Sun Life (U.S.) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (U.S.) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

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Effective December 31, 2002, Keyport Benefit Life Insurance Company ("Keyport Benefit") merged with and into the Company, with the Company as the surviving entity. Keyport Benefit was an affiliate of the Company. Keyport Benefit was a stock life insurance company organized under the laws of the State of New York in 1987. Keyport Benefit was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.

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Upon the merger, Keyport Benefit ceased to exist, and the Company became the surviving company. As a result of the merger, the Variable Account became a separate account of the Company. All of the contracts issued by Keyport Benefit before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of or rights or obligations under, those contracts.

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In approving the merger on November 7, 2002, the board of directors of the Company and Keyport Benefit determined that the merger was necessary to satisfy certain requirements of the Department of Insurance of the State of New York in connection with the acquisition of Keyport Benefit by Sun Life (U.S.) in 2001 and that the merger would result in operational and financial efficiencies, which would be in the long-term interests of their respective contract owners. On November 7, 2002, the respective 100% stockholders of the Company and Keyport Benefit voted to approve the merger. In addition, the Department of Insurance of the State of New York has approved the merger.

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The Variable Account was established by Keyport Benefit, a predecessor of the Company, on February 6, 1998, pursuant to the provisions of New York law, as a segregated investment account. On December 31, 2002, Keyport Benefit was merged with and into the Company. The Variable Account survived the merger intact. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

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Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS, PREMIUM CREDITS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment for both qualified and nonqualified Certificates is $10,000. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. For payments made under the systematic investment program, the minimum is $50. We may reject any purchase payment or any application. We allocate purchase payments to your Certificate based on the applicable Sub-account accumulation unit value(s) next determined after we receive it.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment and the Premium Credit to the Variable Account within two business days of receipt. If your application is incomplete, we will notify you and try to complete it within five business days. At the end of this period, if your application is not complete, we will inform you of the reason for the delay. We will immediately return your purchase payment at that time unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, we will apply the purchase payment and the Premium Credit within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:

o	we will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

o

we will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you for that Certificate.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the letter or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

Premium Credits

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You will receive Premium Credits for both initial purchase payments and subsequent purchase payments. We will let you choose from one or more of three different Premium Credit rates: 3%, 4% or 5% of each purchase payment. The higher Premium Credit rates have a longer Surrender Charge period. You select the Premium Credit rate when you purchase your Certificate, and you cannot thereafter change your selection. The expense charges for this annuity may be higher than the expense charges for annuities that do not offer Premium Credits. We expect to recoup the cost of paying Premium Credits through collections of the surrender charges on the Certificate (which are contingent), as well as our legitimate profits on this and other contracts Sun Life (NY) offers. In some circumstances - for example, if you surrender your Certificate while the Surrender Charge still applies to a substantial proportion of your purchase payments - your net proceeds may be lower than if you had purchased one of our other annuities that does not offer Premium Credits. Likewise, over time, the amount of the Premium Credits may be offset by higher expenses.

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If you return the Certificate to us under the Right to Revoke provisions, we will recapture the Premium Credit. We will return your purchase payment adjusted for either positive or negative investment experience, without consideration of the Premium Credit.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments and Premium Credits to the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model you select. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person has given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains shares of one of the Eligible Funds. Such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The current Eligible Funds are the separate funds listed within the AIM Insurance Funds, AllianceBernstein Series Fund, Fidelity Portfolios, Liberty Trust, MFS Trust, Rydex Trust, SteinRoe Trust and Wanger Trust. Sun Life (NY) and the Variable Account may enter into agreements with other mutual funds to make them available as Eligible Funds under certain Certificates.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts.

Some of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Funds' prospectuses under the following captions: AIM Insurance Funds -- "Purchase and Redemption of Shares"; AllianceBernstein Series Fund -- "Purchase and Sale of Shares"; Fidelity Portfolios -- "Buying and Selling Shares"; Liberty Trust -- "Mixed and Shared Funding"; MFS Trust -- "Other Information - Potential Conflicts"; Rydex Trust -- "Purchasing and Redeeming Shares"; SteinRoe Trust -- "Mixed and Shared Funding"; and Wanger Trust -- "Mixed and Shared Funding".

AIM Advisors Inc. ("AIM") serves as the investment adviser to each of the Eligible Funds of AIM Insurance Funds.

Alliance Capital Management L.P. is the investment adviser for the Eligible Funds of Alliance Series Fund.

Fidelity Management & Research Company ("FMR") is the manager of the Eligible Funds of Fidelity Portfolios. Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited are sub-advisers for Fidelity VIP Growth Opportunities.

Columbia Management Advisers, Inc. ("Columbia") is the investment adviser for the Eligible Funds of Liberty Trust and SteinRoe Trust. State Street Global Advisers is the sub-adviser for Liberty S&P 500 Index.

Massachusetts Financial Services Company ("MFS"), an affiliate, is the investment adviser for the Eligible Funds of MFS Trust.

Rydex Global Advisors is the investment Adviser for Rydex OTC.

Liberty Wanger Asset Management, L.P. ("LWAM") is the investment adviser for each Eligible Fund of Wanger Trust.

You should read the current prospectuses for the Eligible Funds for more details and complete information. The prospectuses are available, at no charge, from an agent or by writing to us or by calling (800) 437-4466.

We have briefly described the Eligible Funds and the objectives they seek to achieve below.

Eligible Funds of AIM Insurance Funds
and Variable Account Sub-accounts	Investment Objective

AIM Capital Appreciation	Capital appreciation through
(AIM Capital Appreciation Sub-account)	investments in common stocks,
with emphasis on medium-sized
and smaller emerging growth companies.

AIM International Growth	Long-term growth of capital by
(AIM International Growth Sub-Account)	investing in international equity
securities, the issuers of which are
considered by AIM to have strong
earnings momentum.

AIM Premier Equity	Long-term growth of capital by
(AIM Premier Equity Sub-account)	investing primarily in equity
securities judged by AIM to be
undervalued relative to the
current or projected earnings of
the companies issuing the
securities, or relative current
market value of assets owned by the
companies issuing the securities
or relative to the equity markets
in general. Income is a secondary
objective.

Eligible Funds of AllianceBernstein Series Fund
and Variable Account Sub-accounts	Investment Objective

AllianceBernstein Growth and Income	Balance the objectives of current
(AllianceBernstein Growth and Income Sub-account)	income and opportunities for
appreciation through investments
primarily in dividend-paying common
stocks of good quality.

AllianceBernstein Premier Growth	Growth of capital rather than
(AllianceBernstein Premier Growth Sub-account)	current income.

AllianceBernstein Technology	Growth of capital through
(AllianceBernstein Technology Sub-account)	investment in companies expected
to benefit from advances in technology.

AllianceBernstein Worldwide Privatization	Long-term capital appreciation.
(AllianceBernstein Worldwide Privatization Sub-account)

Eligible Funds of Fidelity Variable
Insurance Products Funds and
Variable Account Sub-accounts	Investment Objective

Fidelity VIP Dynamic Capital Appreciation	Seeks capital appreciation.
(Fidelity VIP Dynamic Capital Appreciation
Sub-account)

Fidelity VIP Equity-Income	Seeks reasonable income. The fund
(Fidelity VIP Equity-Income Sub-account)	will also consider the potential for
capital appreciation. The fund's
goal is to achieve a yield which
exceeds the composite yield on the securities
comprising the Standard & Poor's 500SM Index.

Fidelity VIP Growth Opportunities	Seeks to provide capital growth.
(Fidelity VIP Growth Opportunities Sub-account)

Eligible Funds of Liberty Trust
and Variable Account Sub-accounts	Investment Objective

Columbia High Yield	High level of current income by investing
(Columbia High Yield Sub-account)	primarily in lower-rated fixed income
securities. Capital
appreciation is a secondary objective when consistent
with the objective of high current income.

Colonial Strategic Income	A high level of current income, as
(Colonial Strategic Income Sub-account)	is consistent with prudent risk and
maximizing total return, by
diversifying investments primarily
in U.S. and foreign government and
high yield, high risk corporate
debt securities.

Liberty Growth & Income	Long-term growth and income
(Liberty Growth & Income Sub-account)	by investing primarily in large
capitalization equity securities.

Liberty S&P 500 Index	Seeks capital appreciation by
(Liberty S&P 500 Index Sub-account)	matching the performance of a
benchmark index that measures the
returns of stocks of large U.S. companies.

Liberty Select Value	Long-term growth.
(Liberty Select Value Sub-account)

Newport Tiger	Long-term capital growth by
(Newport Tiger Sub-account)	investing primarily in equity
securities of companies located in
the ten Tigers of Asia (Hong Kong,
Singapore, South Korea, Taiwan,
Malaysia, Thailand, Indonesia,
India, China and the Philippines).

Eligible Funds of the MFS Trust
and Variable Account Sub-accounts	Investment Objective

MFS Emerging Growth	Long-term growth of capital.
(MFS Emerging Growth Sub-account)

MFS Investors Growth Stock	Long-term growth of capital and
(MFS Investors Growth Stock Sub-account)	future income rather than current income.

MFS Investors Trust	Long- term growth of capital and
(MFS Investors Trust Sub-account)	secondarily to provide
reasonable current income.

MFS New Discovery	Capital appreciation.
(MFS New Discovery Sub-account)

Eligible Portfolios of the Rydex
Trust and Variable Account Sub-accounts	Investment Objective

Rydex OTC	Investment results that correspond
(Rydex OTC Sub-account)	to a benchmark for over-the-counter
securities. The Fund's current
benchmark is the NASDAQ 100 Index.

Eligible Funds of SteinRoe Trust
and Variable Account Sub-accounts	Investment Objective

Liberty Federal Securities	Highest possible level of current
(Liberty Federal Securities Sub-account)	income consistent with safety of
principal and maintenance of
liquidity through investment
primarily in mortgage-backed securities.

Liberty Asset Allocation	High total investment return
(Liberty Asset Allocation)	through investment in a changing
mix of securities.

Stein Roe Growth Stock	Long-term growth of capital through
(Stein Roe Growth Stock Sub-account)	investment primarily in common stocks.

Liberty Money Market	High current income from short-term
(Liberty Money Market Sub-account)	money market instruments while
emphasizing preservation of capital
and maintaining excellent liquidity.

Eligible Funds of Wanger Trust
and Variable Account Sub-accounts	Investment Objective

Wanger Foreign Forty	Long-term growth of capital.
(Wanger Foreign Forty Sub-account)

Wanger International Small Cap	Long-term growth of capital.
(Wanger International Small Cap Sub-account)

Wanger Twenty (Wanger Twenty Sub-account)	Long-term growth of capital.

Wanger U.S. Smaller Companies	Long-term growth of capital.
(Wanger U.S. Smaller Companies Sub-account)

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we do not charge a transfer fee. We reserve the right to charge a fee if you make more than 12 transfers in any Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25 per transfer.

Currently, we limit the number or frequency of transfers as follows:

o	we impose a transfer limit of one transfer every 30 days, and

o

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The maximum limitation applies to such transfers. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs, which all Certificate Owners must indirectly bear.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in relation to the Variable Account and Eligible Funds:

o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate. We will not raise the certificate maintenance charge.

Prior to the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:

o	it is the first Certificate Anniversary;

o	the Certificate Value is at least $50,000 on the date we impose this charge, or

o	in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.

On the Income Date, we will subtract from the Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and on the Income Date, we will deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

o	you have selected variable annuity Option A; and

o	the present value of all of the remaining payments is at least $50,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the standard death benefit described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses. We deduct this charge both before and after the Income Date.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

Deductions for Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificates. We deduct this charge both before and after the Income Date.

We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Surrender Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a withdrawal from your Certificate.

To determine whether we will deduct a surrender charge on a withdrawal, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a withdrawal.

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You may make partial withdrawals during the Accumulation Period without incurring a surrender charge. During the first Certificate Year, you may withdraw an amount up to 10% of purchase payments, but only if such withdrawals are through the Systematic Withdrawal Program. (See "Systematic Withdrawal Program" on page 22.) Beginning with the second Certificate Year, you may withdraw up to an amount equal to 10% of the Certificate Value on the prior Certificate Anniversary.

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In each Certificate Year, we will deduct a surrender charge with respect to the portion of your withdrawals in excess of these "free withdrawal amounts" that is attributable to purchase payments.

The amount of the surrender charge will depend on the Premium Credit percentage you have selected and the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year in which you may incur a surrender charge are as follows:

Years since purchase payment	3% Premium Credit	4% Premium Credit	5% Premium Credit

Up to 1	8%	8%	8%
2	8%	8%	8%
3	8%	8%	8%
4	7%	7%	7%
5	6%	6%	6%
6	5%	5%	5%
7	4%	4%	4%
8	0%	3%	3%
9	0%	0%	2%
10	0%	0%	0%

We calculate the surrender charge by applying the total amount to be withdrawn against the purchase payments not previously withdrawn, beginning with the oldest purchase payment first, and multiplying by the applicable surrender charge percentages, except that the applicable surrender charge percentage that will apply to any "free withdrawal amount" in the current Certificate Year shall be 0%. We will deduct the surrender charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you withdraw. (See "Partial Withdrawals and Surrender".)

The surrender charge is used to cover the expenses of selling the Certificate, including the cost of sales literature and compensation paid to selling dealers. Selling dealers may receive up to 7.00% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the surrender charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We may reduce or change any surrender charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deduction for Death Benefit Option

In addition to the standard death benefit, we offer one different death benefit option which increases the standard death benefit. The option is described in the section entitled "Optional Death Benefit". You may elect Option 1 or not.

We deduct the charge for Optional Death Benefit on each Certificate Anniversary while the Certificate remains in effect until the Income Date. The charge for the option, on an annual basis, is equal to .15% of the applicable "benefit base". The benefit base under the option equals the death benefit amount for the youngest Covered Person, determined as described in the section entitled "Death Benefit Option". We multiply the benefit base at each Certificate Anniversary by .15% and the resulting dollar amount of the charge is deducted from the Certificate Value. (See the "Charge for the Optional Death Benefit" provision for an explanation of how the benefit base and charge are calculated.)

As stated above, the death benefit option charge is a percentage of the applicable benefit base amount. The standard death benefit constitutes a portion of the benefit base amount. Since we charge for the standard death benefit as part of the mortality and expense risk charge, the option potentially charges again for the same benefit whenever the option's benefit base amount is greater than the standard death benefit. If, however, the charge base for the option did not include the standard death benefit, we would need to set the option charge higher than the applicable .15%.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occurs outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the mortality and expense risk charge, the daily distribution charge, and, if applicable a tax charge factor. (See "Net Investment Factor".)

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Fund describes these deductions and expenses.

Certificate Value Deductions

The certificate maintenance charge, surrender charge, the charge for the optional death benefit, transfer fee and premium taxes are each calculated independent of the other charges for purposes of determining the applicable charge amount and/or whether a charge waiver applies. Each charge amount is then deducted from the appropriate value under the Certificate.

OTHER SERVICES

The Programs. We offer the following optional investment-related programs under your Certificate, which are only available prior to the Income Date:

o	dollar cost averaging;

o	asset allocation;

o	systematic investment; and

o	systematic withdrawal.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, we will never charge for the transfers between and among Sub-accounts and the Fixed Account. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-account value or Fixed Account Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Liberty Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Liberty Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits.

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If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Liberty Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur at the close of the valuation period designated by us that is within 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period one month later. For example, if you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Liberty Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

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You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 PM Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

We may from time to time offer a variation of the program described above that applies only to your initial purchase payment and that makes transfers to the Sub-account(s) you select from a One-Year Guarantee Period Fixed Account option that is only available with dollar cost averaging. This One-Year Guarantee Period Fixed Account option will have a higher interest rate than the regular One-Year Guarantee Period Fixed Account option. We may offer you a choice of the time period within which the transfers must be completed. We generally will offer a choice of 6 or 12 months.

We calculate the monthly transfer amount by dividing the amounts allocated to the One-Year Guarantee Period Fixed Account option by the number of months in the transfer time period. The last monthly transfer amount also includes all the interest credited to the One-Year Guarantee Period Fixed Account option over the transfer time period. You may not change the transfer time period and/or the monthly transfer amount.

Asset Allocation Program. You may create your own asset allocation portfolio model using the variable Sub-accounts and the Guarantee Periods of the Fixed Account. Your allocation percentages must total 100% and each allocation percentage, if not zero, must be at least 5% and a whole number.

Alternatively, you may choose one of the following five asset allocation model portfolios for the Certificate that have been separately developed by Ibbotson Associates:

o	Model A -- Capital Preservation,

o	Model B -- Income and Growth,

o	Model C -- Moderate Growth,

o	Model D -- Growth, and

o	Model E -- Aggressive Growth.

If you create your own model or choose one of the models A through E, we will allocate your initial and subsequent purchase payments and Premium Credits among the specific Sub-accounts used in the applicable model based on the model's Sub-account percentages.

Before requesting us to apply any model to your Certificate, you should review its Sub-account allocations to determine that they correspond to your risk tolerance and time horizons.

For any particular model A through E, the percentage allocations of its Sub-accounts and the type of broad asset class (e.g., stocks, bonds) of each Sub-account determines the model's percentage allocations among the broad asset classes. These percentage allocations among Sub-accounts and broad asset classes under your Certificate may differ from those used in the same five models A through E offered under another certificate of ours that are described in other prospectuses.

Periodically Ibbotson Associates will review models A through E and may determine that a reconfiguration of the Sub-accounts and percentage allocations among those Sub-accounts is appropriate. You will receive notification prior to any reconfiguration.

The Fixed Account is not available in models A through E. You may, however, allocate initial or subsequent purchase payments, or Certificate Value, between models A through E and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account's investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each period, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments and Premium Credits (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts.

You may choose to have rebalancing done on a quarterly basis. We will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

Generally, you may change your allocation percentages, choice of Sub-accounts, or terminate the program at any time by notifying us in writing. We must receive your changes 10 days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. We will also treat such distributions as partial withdrawals for all purposes under the Certificate, including the calculation of the amount you would receive if you revoke the Certificate under the "Right to Revoke" provision. You may make systematic withdrawals from any Sub-accounts or any Guarantee Period of the Fixed Account (see Appendix A).

In each Certificate Year, your systematic withdrawals will not incur a surrender charge if the withdrawals do not exceed the "free withdrawal amounts" (see "Deductions for Surrender Charge"). The amount you may systematically withdraw without incurring a surrender charge is:

(a)	in the first Certificate Year, up to 10% of purchase payments, and

(b)	in the second or later Certificate Year, up to 10% of the Certificate Value as of the preceding Certificate Anniversary.

If you revoke the program in the first Certificate Year, any subsequent partial withdrawals during that Certificate Year will immediately become subject to a surrender charge.

Unless you specify the Sub-account(s) or the Fixed Account from which you want withdrawals made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable surrender charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program and incur a surrender charge and income taxes when making additional purchase payments under the Certificate.

Appendix C describes the systematic withdrawal program in greater detail, including the five payment types currently available.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make, and the resulting Premium Credit, results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments and Premium Credits are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment. We process transactions other than purchase payments using the Accumulation Unit value that is calculated at the end of the valuation period during which the transaction occurs.

Valuation Periods

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We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period generally beginning at 4:00 P.M. (ET), or any other time for the close of trading on the New York Stock Exchange, and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of a Sub-account, we valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:

(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date of such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus

	(iii)	a charge factor established by us for any taxes resulting from the operations of that Sub-account (currently zero).

We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund the Certificate Value. We will return your purchase payment, adjusted for either positive or negative investment experience, without consideration of the Premium Credit. Thus, the Premium Credit does not vest until the right to revoke period ends and we bear any investment loss, or retain any investment gain, produced by the Premium Credit. You bear the investment risk with respect to your purchase payment during the period prior to our receiving your request for cancellation.

DEATH PROVISIONS

Death of a Covered Person

This section describes who under different scenarios owns the Certificate after a death and what rights that Owner has, who will become the new Annuitant, if applicable, and when we calculate the death benefit. Your and the Designated Beneficiaries' rights in various scenarios are described below.

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As explained in more detail below, in general, upon the death of a Covered Person, the Designated Beneficiary may choose to surrender the Certificate for the death benefit or continue the Certificate for a specified period. In addition, in certain circumstances, if your spouse continues the Certificate upon your death, we will (a) if applicable, "top up" the value of the Certificate so that it equals the death benefit at your death, and (b) we will pay a death benefit under the Certificate at the death of your spouse.

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Covered Persons are you, or any joint Certificate Owner(s), or the Annuitant. If there is a non-natural Certificate Owner, such as a trust, the Annuitant is the sole Covered Person. Upon the death of any Covered Person while the Certificate is In Force, the Designated Beneficiary will become the new Certificate Owner. The Designated Beneficiary is determined in the following order: you; the joint Certificate Owner(s); the primary beneficiary(ies); the contingent beneficiary(ies); and your estate. If you and one or more joint Certificate Owners are alive, all such persons will be the Designated Beneficiary.

The death benefit does not affect the Certificate Value prior to the death of a Covered Person, but it may increase it after such a death. We calculate a death benefit on the date we receive both due proof of death and a written request from the Designated Beneficiary to surrender or continue the Certificate. The calculated death benefit will include any applicable optional death benefit. If the Certificate is being continued and the calculated death benefit is greater than the Certificate Value on the date of calculation, we add the difference to the Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect. During any period following a relevant death while the Certificate is continued and in effect, the Designated Beneficiary may exercise all ownership rights, including the right to make purchase payments, to make transfers and partial withdrawals, and to surrender the Certificate for its Certificate Withdrawal Value, as it may be adjusted.

The following paragraphs describe more specifically the consequences of the death of different types of Covered Persons.

The next six paragraphs apply to Certificates issued on or after November 7, 2001. For Certificates issued prior to November 7, 2001, the death benefit provisions described in paragraphs seven through twelve apply.

If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. We calculate the death benefit after the death when the surviving spouse elects to surrender or continue the Certificate. If the surviving spouse elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. If the second decedent is the first decedent's surviving spouse, we calculate the death benefit after this second death, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. For this second death, the method of calculating the death benefit is modified as described in the section below headed "Death Benefit During the Spousal Continuation Period". We will not calculate and pay a second death benefit if the first decedent's surviving spouse changes his or her sole ownership of the Certificate before his or her death.

We will not pay a death benefit after any subsequent (e.g., third) death.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. We calculate the death benefit after the death of the Annuitant when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a subsequent death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

As discussed above, this paragraph and the next five paragraphs apply to Certificates prior to November 7, 2001. If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. If the surviving spouse elects to surrender the Certificate, we will calculate and pay the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. We will not pay a death benefit after any subsequent (e.g., third) death during the five-year continuation period.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. If the Designated Beneficiary elects to surrender the Certificate, we will calculate and pay the death benefit as described above. If the Designated Beneficiary elects to continue the Certificate, until another death occurs, the Designated Beneficiary may surrender the Certificate for the death benefit after that death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

Standard Death Benefit

The standard death benefit for a Covered Person is the greater of

o	the current "net purchase payment death benefit", less any premium taxes, and

o	the current Certificate Value, less any premium taxes.

Net Purchase Payment Death Benefit. The net purchase payment death benefit is:

o	the initial purchase payment, plus

o	any additional purchase payments made prior to the death benefit calculation date, less

o	any partial withdrawals (including any applicable surrender charges) made prior to the death benefit calculation date.

Optional Death Benefit

In addition to the standard death benefit, we offer a different Death Benefit Option, which increases the standard death benefit. You may elect Option 1 or not. You may not elect Option 1 if all Covered Persons have attained age 85. You may only elect Option 1 at the time you purchase your Certificate. Your election of Option 1 is irrevocable, and we will deduct a charge while the Certificate remains in effect until the Income Date. You should carefully consider whether electing an Optional Death Benefit is right for you.

Death Benefit Option 1

High Anniversary Value. When you purchase the Certificate, you may elect in writing Death Benefit Option 1: High Anniversary Value. Under this option, after the first Certificate Year, upon the death of a Covered Person who has not attained age 85 on the Certificate Date, the death benefit will be the greater of:

o	the "High Anniversary Value", determined as described below; and

o	the standard death benefit.

The standard death benefit applies upon the death of any Covered Person who has attained age 85 as of the Certificate Date or dies within the first Certificate Year.

We calculate the High Anniversary Value as follows. On the first Certificate Anniversary, the High Anniversary Value for each applicable Covered Person equals the Certificate Value. Thereafter, we recalculate the High Anniversary Value on:

(a)	each day there is a purchase payment or withdrawal; and

(b)	each Certificate Anniversary, until such Covered Person attains age 86.

When we receive a purchase payment or pay a withdrawal, we adjust the High Anniversary Value by:

o	adding any additional purchase payments and Premium Credits made that day; and

o	subtracting the following amount for each withdrawal made that day:
(i)	the amount of the withdrawal (including any applicable surrender charge),

(ii)	divided by the Certificate Value immediately before the withdrawal, and

(iii)	multiplied by the "High Anniversary Value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary until the Covered Person has attained age 86, we adjust the High Anniversary Value by comparing the then current Certificate Value with the then current High Anniversary Value, adjusted as described above. If the then current Certificate Value exceeds the adjusted High Anniversary Value, the then current Certificate Value will become the new High Anniversary Value.

After a Covered Person has attained age 86, we will no longer adjust the High Anniversary Value to reflect changes in the Certificate Value, except as set forth below with respect to adding or changing a Covered Person. Thereafter, however, until the date of death, we will continue to adjust, as described above, the High Anniversary Value to reflect purchase payments, Premium Credits and/or withdrawals.

Between the date of death and the calculation of the death benefit upon receipt of the Designated Beneficiary's request to surrender for the death benefit or continue the Certificate, we will further adjust the High Anniversary Value for each applicable Covered Person by adding purchase payments and Premium Credits and/or subtracting withdrawals. Withdrawals are subtracted on a dollar-for-dollar basis as described above with respect to the net purchase payment death benefit. We will not adjust the High Anniversary Value to reflect changes in the Certificate Value between the date of death and the previous Certificate Anniversary.

You may add or replace any Covered Person. If the new Covered Person had attained age 85 as of the Certificate Date, the High Anniversary Value will not apply at the death of the new Covered Person. Also, if at the time you add or replace a Covered Person all of the existing Covered Persons have survived until the Certificate Anniversary immediately preceding the date they attain age 86, the High Anniversary Value for the new Covered Person will equal the High Anniversary Value of the youngest of the other Covered Persons. We will adjust that High Anniversary Value only as described above to reflect the addition of purchase payments and Premium Credits and/or the subtraction of withdrawals.

If you elect this Death Benefit Option, we will charge an annual fee of .15% of the "benefit base", as described below, until either the death benefit is paid or the Income Date occurs. We will continue to impose this charge even after we cease to adjust the High Anniversary Value to reflect changes in Certificate Value because of the attained age of the Covered Persons. Thus you should consider the ages of all of the Covered Persons to decide whether this Death Benefit Option is right for you.

Charge for the Optional Death Benefit. The yearly charge for the Optional Death Benefit is .15% of the applicable "benefit base".

On each Certificate Anniversary prior to the Income Date, we calculate and deduct the dollar amount of the yearly charge as follows:

o	we identify the youngest Covered Person and determine the amount of the elected Option 1 Death Benefit; this amount is the "benefit base",

o	we multiply the benefit base by .15% to determine the dollar amount of the charge, and

o

we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we may adjust the applicable death benefit to reflect each purchase payment and withdrawal you made since the Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:

o

upon surrender of the Certificate if the death benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Death of a Covered Person"), or

o

if a Certificate is continued after a death and there is no surviving spouse eligible for a second death calculation under an optional death benefit because of his or her attained age on the date the death benefit was calculated for the first death; or

o	on or after the Income Date.

Also, no charge amount will be due on any Certificate Anniversary during the period

o	starting when we receive due proof of death or similar information we reasonably believe to be true and
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o	ending when we receive the Designated Beneficiary's request to surrender or continue the Certificate.

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If the Designated Beneficiary who is the decedent's surviving spouse continues the Certificate, charges will start again and apply on each subsequent Certificate Anniversary. If any other Designated Beneficiary continues the Certificate, charges will not start again.

The charge for the optional death benefit will continue when you replace a Covered Person with one who is attained age 85 and no Covered Person under your Certificate will be younger than attained age 85 on the Certificate Date.

Death Benefit During the Spousal Continuation Period

This section applies to Certificates issued after November 7, 2001.

As explained above, if the Certificate Owner dies and the decedent's spouse is the sole Designated Beneficiary or if the Annuitant dies and the decedent's spouse is the sole Certificate Owner, the spouse may choose to continue the Certificate. The date upon which we receive due proof of death and the spouse's written request to continue the Certificate is called the "Continuation Date", and the period after the Continuation Date while the Certificate remains in force is called the "Continuation Period".

Upon the death of the surviving spouse during the Continuation Period while he or she is still the sole Certificate Owner, the method of calculating the death benefit is modified as described below.

The "Net Purchase Payment Death Benefit" will equal

o	the death benefit calculated as of the Continuation Date; plus

o	any additional purchase payment occurring after the Continuation Date; less

o	any partial withdrawals (including any applicable surrender charge) occurring after the Continuation Date.

For purposes of calculating Death Benefit Option 1: High Anniversary Value,

o	the High Anniversary Value shall not apply if the surviving spouse is attained age 85 or older upon the Continuation Date; and

o

as to a younger spouse, only Certificate Anniversaries occurring after the Continuation Date will be taken into consideration. The High Anniversary Value shall not apply if the surviving spouse dies before the first Certificate Anniversary in the Continuation Period. On the first Certificate Anniversary after the Continuation Date, the High Anniversary Value for the surviving spouse will equal the Certificate Value. Thereafter we will adjust and recalculate the High Anniversary Value as described in the section entitled "Death Benefit Option 1: High Anniversary Value" in the prospectus.

Systematic Withdrawal and Systematic Investment Programs

After we receive due proof of death or receive information about a death that we reasonably believe to be true, we will end any systematic withdrawal program and/or systematic investment program, unless

o	with respect to systematic withdrawals, the Designated Beneficiary is a Certificate Owner who requested us to begin the program and/or has been the sole or joint recipient of the payments, and

o	with respect to systematic investments, the decedent was a non-owner Annuitant.

If we end your systematic withdrawal program based on the above but have paid any systematic withdrawal(s) after death to a person other than the Designated Beneficiary, we will use reasonable efforts to have the recipient return the systematic withdrawal amount(s) so that it may be paid to the Designated Beneficiary or added to the Certificate Value if the Designated Beneficiary elects to continue the Certificate. If the recipient does not return the payment(s), we are not responsible to pay the Designated Beneficiary for those payments.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender death benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy.

For example, Annuity Options A, B, and D can meet these criteria, provided that any guaranteed payments are not scheduled to continue past the Designated Beneficiary's life expectancy. If the Designated Beneficiary dies before all guaranteed payments have been made, the successor payee may not extend the period of time during which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application. You may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable surrender charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the excess portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. See Appendix A.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender under Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawal will reduce your future annuity payments. A partial withdrawal or total surrender of variable payout Option A may be subject to surrender charges, as described in "Deductions for Surrender Charge". The "free withdrawal amounts" described in that section are not applicable. Thus, the surrender charge equals the applicable surrender charge percentage(s) multiplied by:

o	for a partial withdrawal, the withdrawal amount; and

o	for a total surrender, the Certificate's remaining purchase payment(s).

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a qualified tax professional.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the Annuity Option or Options you have chosen. We determine the amount of the initial payment(s) on the Income Date by applying to the Option you choose for your payments:

o	your Certificate Value,

o	minus any premium taxes not previously deducted, and

o	minus a pro rata portion of any applicable certificate maintenance charge that would be due on the next Certificate Anniversary .

From the payment amount determined in this way, we also subtract a portion of any applicable certificate maintenance charge, calculated in "Deductions for Certificate Maintenance Charge."

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application or later. Any Income Date must be:

o	for variable annuity options, not earlier than the first day after the Certificate Date,

o	for fixed annuity options, not earlier than the first Certificate Anniversary, and

o	not later than the earlier of

(i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary or

(ii) any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the latest date specified above.

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed;

Option C: Joint and Last Survivor Income; and

Option D: Life Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We determine the dollar amount of each fixed annuity payment by:

(a)	deducting from the Fixed Account Value, any premium taxes not previously deducted and any applicable certificate maintenance charge;

(b)	dividing the remainder by $1,000; and

(c)	multiplying the result by the greater of:
(i) the applicable factor shown in the appropriate table in the Certificate; and
(ii) the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:

o	Variable Account Value, less any premium taxes not previously deducted and less any applicable certificate maintenance charge, in its entirety to a variable annuity option, and

o	Fixed Account Value, less any premium taxes not previously deducted, in its entirety to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 10 nor over 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the payee's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP) when we are making variable annuity payments. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

o	the present value of the remaining variable annuity payments, computed in the manner described below; less

o	any surrender charge due by treating the present value as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the new option by the surrender charge above.

If, at the death of the payee, Option A payments, whether variable or fixed, have been made for fewer than the chosen number of years:

o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. If the payments are commuted, we will use the commutation method described below for calculating the present value of remaining annual payments and use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

Currently, we permit the original payee to make a number of changes to variable payments under Option A. Changes can only be made on the anniversary of the date of your first payment.

For regular PIPs, the permissible changes include:

o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 10 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the "level monthly" option;

o	changing the assumed investment rate (AIR) or benchmark rate;

o	changing the payment frequency; and

o	changing the day of the month on which payment occurs.

For "level monthly" PIPs, the permissible changes include:

o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 10 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the regular PIP option;

o	changing the AIR or benchmark rate; and

o	changing the day of the month on which payment occurs.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

In the case of Options A and B, the present value of remaining payments referred to above will be based, for variable payments, on interest compounded annually at the current AIR or benchmark rate and on the assumption that each future payment is equal in amount to a payment determined using the applicable Sub-account annuity unit values for the Valuation Period which ends on the date of determination. For fixed annuity payments, the present value of the remaining fixed dollar payments will be based on interest compounded annually at the interest rate we used to create the annuity factor that was used in calculating the fixed payment amount.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Option D: Life Income. We will pay an annuity for as long as the payee is alive. The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex. It is possible under this option to receive only one annuity payment if the payee dies after the receipt of the first payment, or to receive only two annuity payments if the payee dies after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected. The annuity purchase rates are based on an assumed annual investment rate (AIR or benchmark rate) of 5% per year, unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge and the distribution charge) is better or worse than the assumed investment rate. The total dollar amount of each variable annuity payment will be equal to:

o	the sum of all Sub-account payments, less

o

the pro-rata amount of the annual certificate maintenance charge. (See "Deductions for Certificate Maintenance Charge" for the circumstances under which this charge will be waived under variable payments Option A.)

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Currently, there is also no charge for such transfers.

If you apply the same amount to a particular payment option, a 5% AIR will result in a larger initial payment than a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% AIR payment amount will start out being larger than the 3% AIR payment amount but eventually the 5% AIR payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:

o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the above conditions exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan ("Non-Qualified Certificate") or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Certificate"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible. Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. Since Premium Credits are not treated as purchase payments, they do not increase your cost basis. For Qualified Certificates, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects that the lump sum not be paid in order to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income tax treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of the decedent's basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Certificate transferred.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the contracts exceeds the sum of their cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula, which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in 12 equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

Following any change by the payee to variable annuity payments under Option A, other than a change of the payment day of the month or a change from regular PIP to "level monthly" PIP (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

The Code does not specifically address partial withdrawals from annuity payments. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

o	after the taxpayer attains age 59-1/2;

o	in a series of substantially equal primary payments made for life or life expectancy;

o	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the primary annuitant, as defined in the Code);

o	if the taxpayer becomes totally and permanently disabled; or

o

under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments (not less frequently than annually); provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust, or eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

o	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions";

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over 10 years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The preamble to the 1986 investment diversification regulations stated that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying a variable annuity contract will preclude the contract from qualifying as an annuity for federal tax purposes. The guidelines could impose requirements that are not reflected in the Certificate. We, however, have reserved certain rights to alter the Certificate and investment alternatives so as to comply with such guidelines. Since no guidelines have been issued, there can be no assurance as to the content of such guidelines or even whether application of the guidelines will be prospective. For these reasons, you are urged to consult with a qualified tax professional.

Qualified Plans

The Certificate may be used with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Certificate in a Qualified Plan, you should only consider the Certificate's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement (including earnings thereon) may be paid, through surrender of the Certificate or otherwise, only:

o	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Even though a distribution may be permitted under these rules, it may be subject, in addition to income tax, to the 10% penalty tax as a premature distribution.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401, an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount that may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Status of Death Benefits in IRAs. Under the Code, Individual Retirement Accounts may not invest in life insurance contracts but the tax regulations expressly permit an Individual Retirement Account to hold an annuity contract if the death benefit provided under the contract is no more than the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value. The legislative history of the Federal tax law with respect to Individual Retirement Annuities also indicates that a similar requirement applies to such annuities.

In certain circumstances, the death benefit payable under the Certificate or one or both of the death benefit options (Leveraged Earnings Death Benefit and High Anniversary Death Benefit) may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Certificate. The Company believes that Death Benefits under an annuity contract do not prevent such a contract from qualifying as an Individual Retirement Annuity, so long as the death benefit is a taxable death benefit and not a tax-exempt life insurance benefit. If the Contract fails to qualify as an Individual Retirement Annuity, then you could be taxable on the entire balance of your Individual Retirement Annuity and would also be subject to a 10% penalty tax if you are under age 59 1/2. Thus, you should consult a qualified tax professional before the Certificate is purchased by an Individual Retirement Account or as an Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans with Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account that are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CERTIFICATES

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Clarendon Insurance Agency Inc. ("Clarendon"), an affiliate, serves as the principal underwriter for the Certificate described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Certificates. Such salespersons are also registered representatives of broker/dealers who have entered into selling agreements with Clarendon. Clarendon is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

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A dealer selling the Certificate may receive up to 7.00% of purchase payments, and additional compensation later based on the Certificate Value attributable to those payments. The percentage may increase to 8.00% during certain time periods Sun Life (NY) and Clarendon select. In addition, under certain circumstances, we or certain of our affiliates, under a marketing support agreement with Clarendon, may pay certain sellers for other services not directly related to the sale of the Certificates, such as special marketing support allowances.

We may sell Certificates with lower or no dealer compensation to a person who is an officer, director, or employee of ours or an affiliate of ours, to any salesperson whom we have appointed to sell the Certificates, or to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that they have higher Premium Credits which approximate the expenses Sun Life (NY) does not incur as a result of lower or no dealer compensation.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a surrender charge under the Old VA at the time of the exchange. The exchange endorsement provides that we will calculate any surrender charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Under any exchange program of ours, we treat the exchange as being income tax free. Before making any exchange, you should consult a competent tax advisor and, for Old VA to Certificate exchanges, you also should consider the differences between the two variable annuities, including the Sub-account selections.

You may make an exchange to a Certificate if we are making variable annuity payments for a fixed number of years under an Old VA. Under your Certificate, the Income Date will be the date of the next scheduled payment under the Old VA and the payment period will be the payment period remaining under the Old VA. On the Certificate Date of your new Certificate, the present value of the remaining annuity payments under the Old VA will be allocated to the Sub-account(s) you select under the Certificate and the amount of future variable annuity payments under your Certificate will be based upon the investment return of those Sub-accounts(s). From the Certificate Date to the Income Date, we will treat your Certificate as one under which periodic annuity payments have begun, and not one that has values based on Accumulation Units. Other than the change in Sub-account allocation described above, we do not permit you to make any changes as you exchange from the Old VA to your Certificate.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

We may advertise total return information for the Sub-accounts for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage change applied to the value of an investment which includes a Premium Credit in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Certificate charges and deductions as required by certain regulatory rules. This calculation also reflects any surrender charge that would apply if you surrendered the Certificate at the end of each period indicated. We do not deduct premium taxes or any charge for optional benefits from average annual total return. Average annual total return would be less if these charges were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present additional non-standardized total return information that is computed on a different basis. Any non-standardized total return will be accompanied by average annual total return calculated as described above:

o

First, we may present total return information without any Premium Credits and any deduction of the surrender charge. This presentation assumes that the investment in the Certificate continues beyond the period when the surrender charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

o

Second, we may present total return information calculated as described above, except that the Premium Credit, surrender charge, the certificate maintenance charge and premium taxes are not deducted. Thus, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. We may calculate a 12-month change rate. If we calculate a rate for longer periods, we annualize the total rate in order to obtain the average annual percentage change for that period. The percentages would be less if these charges were included.

o

Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. We may present performance information for such periods based on the historical results of the Eligible Funds and applying the Certificate's fees and charges for the specified time periods other than the Premium Credit and applicable surrender charges. The percentages would be less if these charges were included.

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We may advertise yield and effective yield information for the Liberty Money Market Sub-Account. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include any optional benefit charge, surrender charges and premium tax charges. The yield would be lower if these charges were included.

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We calculate the effective yield of the Liberty Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

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We may provide to you and prospective Contract Owners advertising and other information on a variety of topics. Such topics may include the relationship between certain economic sectors and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation). Such topics may also include, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter is a party. We are engaged in various kinds of routine litigation that, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE GUARANTEED ANNUITY ACCOUNT)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Any amounts you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Allocations to the Fixed Account

We will allocate purchase payments and Premium Credits to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment and its resulting Premium Credit you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of one year. We may change at any time the number and/or length of Guarantee Periods we offer. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Fixed Account Value

Fixed Account Value is equal to:

o	all purchase payments and Premium Credits allocated or value transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

o	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments and Premium Credits allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value that is renewed or transferred to another Guarantee Period as a purchase payment allocation.

End of A Guarantee Period

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We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the

Liberty Money Market Sub-account unless we have received:

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o	your election of a new Guarantee Period from among those we offer at that time; or

o	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period that is longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to one transfer every 30 days with a $2,000,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

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If we receive your transfer requests before 4:00 PM Eastern Time, or any other time before the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

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If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the One-Year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B

TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values

1. If there are joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before 4:00 P.M. Eastern Time or other close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions do not conform to these terms, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX C

SYSTEMATIC WITHDRAWAL PROGRAM

Payment Type

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There are two payment types available under all Certificates (#1 & 2) and three that are available only if the Owner is under age 59-1/2 at time of the first payment (#3-5). We will not set up any payment type you select if we determine that the first payment amount will be less than $100.

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1.

Percentage Method. Each Certificate Year we pay you equal periodic payments based on the annual withdrawal of a specified percentage of your Certificate Value. The percentage you select may not exceed 10%. We annually redetermine the amount of your equal periodic payments.

To determine your equal periodic payment amount, we first multiply the selected percentage times your Certificate Value on the date of your first payment in each Certificate Year. We then divide that amount by the number of periods in a year. We recalculate the amount of your equal periodic payments at the beginning of each Certificate Year based on your Certificate Value at that time.

In the first Certificate Year of your participation in our Systematic Withdrawal Program, we calculate your equal periodic payments as described above, but we will only make as many payments as there are periods left in the Certificate Year. For example, if at the beginning of a Certificate Year your Certificate Value was $120,000 and you wanted to withdraw 10% in equal monthly payments, we would pay you $12,000 in 12 monthly payments of $1,000 each. However, if you started your Systematic Withdrawal Program three months into that Certificate Year, we would pay you $9,000 in 9 monthly payments of $1,000 each, and then we would recalculate your monthly payment amount. Accordingly, you would receive less than 10% of your Certificate Value in the first Certificate Year of your participation in this program.

2.

Net Amount Method. You specify a set dollar amount for each withdrawal of at least $100. In the event a surrender charge is applicable to all or part of a withdrawal because your specified amount exceeds the "free withdrawal amounts", we will increase the withdrawal amount in order to create a net withdrawal amount equal to your specified amount.

3.

IRS Fixed Amortization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the fixed amortization method described in Revenue Ruling 2002-62, using your Certificate Value on the date of the first payment, either your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary based on your attained age(s) in the year of the first payment, and an interest rate equal to the IRS's 120% Mid-Term Applicable Federal Rate (AFR) for the month prior to the month in which distributions start unless you direct us to use the AFR for another month permitted by Revenue Ruling 2002-62.

4.

IRS Fixed Annuitization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the annuity factor method described in Revenue Ruling 2002-62, using your Certificate Value on the date of the first payment and an annuity factor, which is the present value of an annuity of $1 per year beginning at your attained age and continuing for your life. We derive the annuity factor using the mortality table in the Revenue Ruling and an interest rate equal to the IRS's 120% Mid-Term Applicable Federal Rate (AFR) for the month prior to the month in which distributions start unless you direct us to use the AFR for another month permitted by Revenue Ruling 2002-62.

5.

IRS Minimum Distribution Method. The systematic withdrawal amount will change each year during the life expectancy period. We will calculate the annual payment amount based on the minimum distribution method described in Revenue Ruling 2002-62, by dividing your current Certificate Value at the time of each year's calculation by your then current life expectancy or the then current joint life and last survivor expectancy of you and your designated beneficiary. The initial calculation of the annual payment amount will occur on the date of the first payment and each succeeding year's calculation will occur one year later. The annual payment calculated each year will be paid out in equal payments according to the frequency option chosen.

Payment Frequency and First Payment Date

You may request that withdrawals be made monthly, quarterly, semi-annually or annually. If, however, your selected payment frequency will create a withdrawal amount of less than $100, we will reduce the frequency of payments to an interval that will result in the withdrawal being at least $100.

Unless you select a later date by written request, the date of the first withdrawal will be (a) one payment period after the Certificate Date if you request systematic withdrawals at the time of your initial purchase payment or (b) one payment period after we receive your written request to begin systematic withdrawals. If, however, your written request is for an IRS Method (#3-5) and you made a partial withdrawal in the same Certificate Year, then the first withdrawal shall instead be on the next Certificate Anniversary.

Federal Income Tax Withholding

The taxable portion of withdrawals you receive from your Certificate is subject to 10% federal income tax withholding unless you elect not to have withholding apply. Any withholding will be deducted from the payment amount calculated under the payment type in effect.

You may elect not to have withholding apply to withdrawal payments by signing and dating an election of no withholding. You are liable for payment of federal income tax on the taxable portion of your withdrawal. You also may be subject to tax penalties if your withholding and estimated tax payments are not sufficient.

If you want federal income tax withholding to apply, please sign and date an election of withholding. Your election to withhold or to not withhold will remain in effect until you revoke it. You may revoke it at any time.

Direct Deposit of Payments

If you request direct deposit of systematic withdrawals to your checking or savings account, we will use our best effort to ensure that the correct amount is credited to your account within three business days of the payment date. If we transfer less than the correct amount, any shortfall will be corrected in full with the next transfer. If we transfer more than the correct amount or duplicate a transfer in error, any excess or duplicate amount, unless repaid to us in one sum, will be deducted from future transfers until we are repaid in full.

Important Income Tax Information

Payment Types 1 & 2. Systematic withdrawals will be taxed under the regular rules applicable to surrenders and not under the special exclusion ratio/amount rules applicable to annuity payments. All or part of each withdrawal may thus be taxable. In addition, anyone under the age of 59-1/2 at the time of a withdrawal may also be subject to a 10% federal income tax penalty on the taxable portion of the withdrawal. Our reporting to the Internal Revenue Service will be based on our opinion of the taxable amount and whether the penalty tax applies.

Payment Types 3-5. Based on Internal Revenue Service (IRS) requirements, we will report to the IRS that systematic withdrawals under IRA Certificates are 100% taxable. Under other Certificates, our reporting will be based on our opinion of the taxable amount. Under all Certificates, it is our opinion under current federal income tax laws that the withdrawals will not be subject to an additional 10% federal income penalty tax because they will be part of a series of substantially equal periodic payments made for your life expectancy or joint life expectancy of you and your designated beneficiary. We will thus report to the IRS that no penalty tax applies. If, however, before the later of your attaining age 59-1/2 or five years after the first payment, you either direct that a systematic withdrawal payment be made to another issuer as a nontaxable transfer or you end systematic withdrawals, you will then be subject to both retroactive 10% federal penalty taxes on all systematic withdrawals made before 59-1/2 and federal interest penalties on those taxes. Unlike you, we may not end your systematic withdrawals before your retroactive penalty tax period has expired.

Other Systematic Withdrawal Conditions

Under payment types #1 & 2, if any withdrawal would cause your Certificate Value to be reduced below the minimum value specified in your Certificate, that withdrawal will not be made and will contact you about modifying the withdrawal amount and/or the payment frequency so that withdrawals may resume. Your systematic withdrawals will continue until we receive your written revocation, we discontinue the program, or the annuitant or an owner dies. Once authorization terminates, systematic withdrawals cannot be resumed again until after the next Certificate Anniversary. At that time a new systematic withdrawal request form will be required. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

Under payment types #3-5, you may not make a withdrawal outside the program or surrender the Certificate during the period of systematic withdrawals. Also, you may not make any additional purchase payments to the Certificate. Your systematic withdrawals will continue in force until we receive your written revocation, you die, or we discontinue the program after the later of your attaining age 59-1/2 or five years after your first payment. Once your authorization terminates, systematic withdrawals may not be resumed. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

For other information of a general nature, including circumstances under which the surrender charge and/or the Fixed Account market value adjustment may apply to any withdrawals, see "Systematic Withdrawal Program" under "OTHER SERVICES".

Distributed by:

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park, Wellesley Hills, MA 02481

Issued by:

Sun Life Insurance and Annuity Company of New York

P.O. Box 9133, Wellesley Hills, MA 02481

NYBVA.PROS	5/2003

Yes. I would like to receive the New York Keyport Latitude Variable Annuity Statement of Additional Information.

Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:

AIM Variable Insurance Funds, Inc.

AllianceBernstein Variable Products Series Fund, Inc.

Fidelity Variable Insurance Products Funds

Liberty Variable Investment Trust

MFS Variable Insurance Trust

Rydex Variable Trust

SteinRoe Variable Investment Trust

Wanger Advisors Trust

Name

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BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

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UNITED STATES

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KBL VARIABLE ACCOUNT A

OF

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("Sun Life (NY)")

This Statement of Additional Information ("SAI") is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Latitude variable annuity prospectus dated May 1, 2003. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life (NY) at P.O. Box 9133, Wellesley Hills, Massachusetts 02481 or by calling (800) 437-4466.

TABLE OF CONTENTS

The date of this Statement of Additional Information is May 1, 2003.

NYL.SAI	5/2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

Sun Life Insurance and Annuity Company of New York ("Sun Life (NY)") is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Sun Life (NY) does business exclusively in New York. Its Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017

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The Company is a subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)". Sun Life (U.S.) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (U.S.) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges. For additional information about Sun Life (NY), see page 12 of the prospectus.

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VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all of the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option and assumed annual investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (NY) at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Sun Life (NY) uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Eligible Fund shares first were purchased on behalf of each Sub-account, each Annuity Unit for such Sub-account was valued at a specified dollar amount. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each AIR, Sun Life (NY) calculates a net investment factor for each Sub-account by dividing (a) by (b), where:
(a)	is equal to the net investment factor as defined in the prospectus; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR. The AIR for Annuity Units based on the Certificate's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge and the Distribution Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Sun Life (NY) to change the Sub-account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Sun Life (NY) receives the request, Sun Life (NY) will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Sun Life (NY) acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Sun Life (NY) has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Sun Life (NY) has contracted with Sun Life Assurance Company of Canada (U.S.), an affiliate, to provide administration for the Contracts and Certificates, as its agent. Sun Life (NY) reimburses Sun Life Assurance Company of Canada (U.S.) for the costs it incurs for providing those administrative services.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Clarendon Insurance Agency, Inc., an affiliate of Sun Life (NY).

EXPERTS

The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (report dated April 18, 2003 accompanying the financial statements of Sun Life Insurance and Annuity Company of New York - KBL Variable Account A expresses an unqualified opinion and includes an explanatory paragraph relating to the use of the financial statements for the year ended December 31, 2001 audited by other auditors in arriving at the information for the year ended December 31, 2001 contained in footnote 5; report dated February 21, 2003 accompanying the financial statements of Sun Life Insurance and Annuity Company of New York expresses an unqualified opinion and includes explanatory paragraphs relating to the merger of Sun Life Insurance and Annuity Company of New York with Keyport Benefit Life Insurance Company ("Keyport") on November 1, 2001 and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

Ernst & Young LLP, independent auditors, have audited the statements of changes in net assets for the Variable Account for the year ended December 31, 2001. We have included the financial statements herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Their principal office is located at 200 Clarendon Street, Boston, Massachusetts.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of Sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity Sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average Annual Total Return for a Certificate that is Surrendered

The tables below provide performance results for each Sub-account through December 31, 2002. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Certificate Owner.

The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment, including a 5% Premium Credit and the surrender of the Certificate at the end of each period. The Sub-account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-account for the period specified. The first table uses the inception date of the Certificate's Sub-accounts while the second table assumes the Certificate was available prior to that date on the Funds' inception date.

Each calculation assumes that the $1,000 initial purchase payment and a 5% Premium Credit were allocated to only one Sub-account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Certificate and the Sub-account except for any premium taxes that may be payable and any charge for optional benefits. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Certificate is surrendered; the annual 1.25% Mortality and Expense Risk Charge; the annual 0.15% distribution charge; and, on an allocated basis, the Certificate's Certificate Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-account is equal to the percentage charge in effect at the end of the period multiplied by the assumed $1,000 payment. The percentage charge declines from 8% to 2% over 9 years.
	Average Annual Total Return for a
	Certificate Surrendered on 12/31/02
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period

	One	Three	Five	Ten	Since Sub-account
Sub-account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	-27.64%	-21.42%	N/A	N/A	-5.26%(08/17/98)
AIM International Growth	-19.33%	-23.64%	N/A	N/A	-7.67%(08/17/98)
AIM Premier Equity	-33.29%	-21.25%	N/A	N/A	-15.67%(07/01/99)
AllianceBernstein Growth & Income	-25.64%	-6.01%	N/A	N/A	1.26%(08/17/98)
AllianceBernstein Premier Growth	-33.84%	-23.60%	N/A	N/A	-9.80%(07/22/98)
AllianceBernstein Technology	-44.34%	-31.71%	N/A	N/A	-19.12%(07/01/99)
AllianceBernstein Worldwide Privatization	-8.42%	N/A	N/A	N/A	-14.03%(06/01/00)
Fidelity Dynamic Capital Appreciation	-11.57%	N/A	N/A	N/A	-8.54%(03/23/01)
Fidelity Equity Income	-20.75%	N/A	N/A	N/A	-8.08%(06/01/00)
Fidelity Growth Opportunities	-25.39%	N/A	N/A	N/A	-18.31%(06/01/00)
Columbia High Yield***	-7.94%	-6.56%	N/A	N/A	-2.16%(08/17/98)
Colonial Strategic Income	4.04%	1.87%	N/A	N/A	1.73%(07/22/98)
Liberty Growth & Income	-25.44%	-8.03%	N/A	N/A	6.57%(07/22/98)
Liberty S&P 500 Index	-26.10%	N/A	N/A	N/A	-17.89%(06/01/00)
Liberty Select Value	-15.06%	N/A	N/A	N/A	-1.71%(06/01/00)
Newport Tiger	-21.27%	-18.31%	N/A	N/A	4.04%(07/22/98)
MFS Emerging Growth	-36.73%	-30.85%	N/A	N/A	-9.97%(07/22/98)
MFS Investors Growth Stock	-30.85%	N/A	N/A	N/A	-12.84%(06/01/00)
MFS Investors Trust	-24.58%	N/A	N/A	N/A	-16.06%(06/01/00)
MFS New Discovery	-34.76%	N/A	N/A	N/A	-15.72%(06/01/00)
Rydex OTC	-41.51%	N/A	N/A	N/A	-39.33%(06/01/00)
Liberty Federal Securities	5.48%	7.22%	N/A	N/A	5.47%(07/22/98)
Liberty Asset Allocation	-15.76%	-9.54%	N/A	N/A	-3.59%(07/22/98)
Stein Roe Growth Stock	-33.29%	-24.39%	N/A	N/A	-10.63%(07/22/98)
Wanger Foreign Forty	-18.97%	N/A	N/A	N/A	-22.61%(10/16/00)
Wanger International Small Cap	-17.57%	N/A	N/A	N/A	-22.38%(10/16/00)
Wanger Twenty	-11.63%	N/A	N/A	N/A	-0.51%(10/16/00)
Wanger U.S. Smaller Companies	-20.42%	N/A	N/A	N/A	-3.68%(10/16/00)


* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 1 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.


**Before April 14, 2003, this Sub-account invested in shares of Colonial High Yield Securities Fund, Variable Series ("Colonial High Yield"). Effective on that date, Colonial High Yield merged with Columbia High Yield and Galaxy VIP Columbia High Yield Fund II ("Galaxy High Yield"), with Columbia High Yield as the surviving fund. As a result of the merger, this Sub-account now invests in Columbia High Yield shares. The performance shown in the table is based on the performance of Colonial High Yield, in which Sub-account actually invested during the relevant period.
	Average Annual Total Return for a
	Certificate Surrendered on 12/31/02
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period

	One	Three	Five	Ten	Since Fund
Sub-account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	-27.64%	-21.42%	-3.62%	N/A	5.87%(05/05/93)
AIM International Growth	-19.33%	-23.64%	-5.05%	N/A	2.33%(05/05/93)
AIM Premier Equity	-33.29%	-21.25%	-4.41%	N/A	5.90%(05/05/93)
AllianceBernstein Growth & Income	-25.64%	-6.01%	2.18%	10.13%	9.16%(01/14/91)
AllianceBernstein Premier Growth	-33.84%	-23.60%	-2.83%	8.24%	9.08%(06/26/92)
AllianceBernstein Technology	-44.34%	-31.71%	-1.88%	N/A	0.73%(01/11/96)
AllianceBernstein Worldwide Privatization	-8.42%	-17.01%	-0.96%	N/A	3.91%(02/28/95)
Fidelity Dynamic Capital Appreciation	-11.97%	N/A	N/A	N/A	-24.50%(09/25/00)
Fidelity Equity Income	-20.75%	-7.28%	-1.27%	8.69%	8.78%(10/10/86)
Fidelity Growth Opportunities	-25.39%	-19.75%	-7.82%	N/A	3.60%(01/05/95)
Colonial Strategic Income	4.04%	1.87%	2.53%	N/A	5.62%(07/05/94)
Columbia High Yield**	-6.06%	5.64%	N/A	N/A	-3.99%(03/03/98)
Liberty Growth & Income	-25.44%	-9.03%	0.12%	N/A	9.59%(07/05/94)
Liberty S&P 500 Index	-26.10%	N/A	N/A	N/A	-17.77%(05/25/00)
Liberty Select Value	-15.06%	N/A	N/A	N/A	-1.69%(05/25/00)
Newport Tiger	-21.27%	-18.31%	-3.18%	N/A	-3.85%(05/01/95)
MFS Emerging Growth	-36.73%	-30.85%	-4.87%	N/A	3.54%(07/24/95)
MFS Investors Growth Stock	-30.85%	-18.49%	N/A	N/A	-7.50%(05/03/99)
MFS Investors Trust	-24.58%	-14.77%	-4.31%	N/A	4.53%(10/09/95)
MFS New Discovery	-34.76%	-15.95%	N/A	N/A	0.89%(04/29/98)
Rydex OTC	-41.51%	-38.78%	-3.54%	N/A	-2.05%(05/07/97)
Liberty Federal Securities	5.48%	7.22%	5.67%	5.83%	6.74%(01/01/89)
Liberty Asset Allocation	-15.76%	-9.54%	-1.42%	5.05%	7.03%(01/01/89)
Stein Roe Growth Stock	-33.29%	-24.39%	-5.54%	4.82%	8.39%(01/01/89)
Wanger Foreign Forty	-18.97%	-16.88	N/A	N/A	1.21%(02/01/99)
Wanger International Small Cap	-17.57%	-25.36%	1.79%	N/A	8.71%(05/03/95)
Wanger Twenty	-11.63%	1.32%	N/A	N/A	9.10%(02/01/99)
Wanger U.S. Smaller Companies	-20.42%	-7.20%	1.59%	N/A	12.05%(05/03/95)


* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger . Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 1 on page 7 of the prospectus any expense reimbursement percentages currently applicable to the Funds.


**Before April 14, 2003, this Sub-account invested in shares of Colonial High Yield. Effective on that date, Colonial High Yield merged with Columbia High Yield and Galaxy High Yield, with Columbia High Yield as the surviving fund. For accounting purposes, Columbia High Yield is deemed the continuation of Galaxy High Yield. As a result of the merger, this Sub-account now invests in Columbia High Yield shares. The performance shown in the table is based on the performance of Galaxy High Yield, as though the Sub-account had invested in that fund and its successor since its inception.

Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Contract's Sub-accounts assumes the Certificates were available prior to that date on the Funds' inception date.

A Sub-account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Certificate's annual 1.25% Mortality and Expense Risk Charge and the annual 0.15% distribution charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Certificate Maintenance Charge, charge for optional benefits and premium taxes. The rates of change would be lower if these charges were included.
	Average Annual Change	Average Annual Change
	In Accumulation Unit	in Accumulation Unit Value
	Value From Fund	over the period shown
	Inception Shown	through 12/31/02
Sub-account	through 12/31/02**	Three Years	Five Years	Ten Years
AIM Capital Appreciation	5.84%(05/05/93)	-20.85%	-3.61%	N/A
AIM International Growth	2.48%(05/05/93)	-23.08%	-5.03%	N/A
AIM Premier Equity	5.86%(05/05/93)	-20.67%	-4.39%	N/A
AllianceBernstein Growth & Income	8.72%(01/14/91)	-5.34%	2.09%	9.59%
AllianceBernstein Premier Growth	8.58%(06/26/92)	-23.03%	-2.81%	7.72%
AllianceBernstein Technology	0.58%(01/11/96)	-31.19%	-1.87%	N/A
AllianceBernstein Worldwide Privatization	3.56%(02/28/95)	-16.41%	-0.95%	N/A
Fidelity Dynamic Capital Appreciation	-23.43%(09/25/00)	N/A	N/A	N/A
Fidelity Equity Income	8.46%(10/10/86)	-6.62%	-1.26%	8.17%
Fidelity Growth Opportunities	3.27%(01/05/95)	-19.16%	-7.80%	N/A
Columbia High Yield	-4.54%(05/19/98)	-5.90%	N/A	N/A
Colonial Strategic Income	5.18%(07/05/94)	2.42%	2.43%	N/A
Liberty Growth & Income	9.08%(07/05/94)	-8.38%	0.13%	N/A
Liberty S&P 500 Index	-16.76%(05/25/00)	N/A	N/A	N/A
Liberty Select Value	-0.51%(05/25/00)	N/A	N/A	N/A
Newport Tiger	-4.09%(05/01/95)	-17.72%	-3.16%	N/A
MFS Emerging Growth	3.19%(07/24/95)	-30.32%	-4.85%	N/A
MFS Investors Growth Stock	-7.05%(05/03/99)	-17.90%	N/A	N/A
MFS Investors Trust	4.14%(10/09/95)	-14.16%	-4.29%	N/A
MFS New Discovery	1.06%(04/29/98)	-15.35%	N/A	N/A
Rydex OTC	-2.03%(05/07/97)	-38.29%	-3.52%	N/A
Liberty Federal Securities	6.37%(01/01/89)	7.47%	5.44%	5.32%
Liberty Asset Allocation	6.66%(01/01/89)	-8.90%	-1.40%	4.54%
Stein Roe Growth Stock	8.01%(01/01/89)	-23.83%	-5.52%	4.31%
Wanger Foreign Forty	1.64%(02/01/99)	-16.28%	N/A	N/A
Wanger International Small Cap	8.25%(05/03/95)	-24.81%	1.72%	N/A
Wanger Twenty	9.11%(02/01/99)	1.89%	N/A	N/A
Wanger U.S. Smaller Companies	11.52%(05/03/95)	-6.55%	1.53%	N/A
	12-Month Period Change in Accumulation
	Unit Value**
Sub-account	1993	1994	1995	1996	1997
AIM Capital Appreciation	18.41%*	1.09%	33.79%	15.98%	11.90%
AIM International Growth	9.00%*	-1.13%	16.74%	21.67%	7.12%
AIM Premier Equity	13.78%*	2.60%	34.34%	13.45%	21.99%
AllianceBernstein Growth & Income	10.16%	-1.72%	33.93%	22.36%	27.02%
AllianceBernstein Premier Growth	11.07%	-4.30%	42.85%	21.00%	32.01%
AllianceBernstein Technology	N/A	N/A	N/A	8.65%*	4.74%
Alliance Worldwide Privatization	N/A	N/A	8.10%*	16.87%	9.22%
Fidelity Dynamic Capital Appreciation	N/A	N/A	N/A	N/A	N/A
Fidelity Equity Income	16.66%	5.59%	33.23%	12.69%	26.29%
Fidelity Growth Opportunities	N/A	N/A	29.82%*	16.63%	28.16%
Columbia High Yield ***	N/A	N/A	N/A	N/A	N/A
Colonial Strategic Income	N/A	0.15%*	16.67%	8.20%	7.70%
Liberty Growth & Income	N/A	3.69%*	27.91%	20.14%	30.41%
Liberty S&P 500 Index	N/A	N/A	N/A	N/A	N/A
Liberty Select Value	N/A	N/A	N/A	N/A	N/A
Newport Tiger	N/A	N/A	14.46%*	9.69%	-32.09%
MFS Emerging Growth	N/A	N/A	16.70%*	15.40%	20.22%
MFS Investors Growth Stock	N/A	N/A	N/A	N/A	N/A
MFS Investors Trust	N/A	N/A	6.31%*	22.72%	27.99%
MFS New Discovery	N/A	N/A	N/A	N/A	N/A
Rydex OTC	N/A	N/A	N/A	N/A	6.54%*
Liberty Federal Securities	4.80%	-2.93%	14.14%	3.25%	7.54%
Liberty Asset Allocation	7.78%	-4.52%	23.75%	14.01%	15.21%
Stein Roe Growth Stock	3.52%	-7.64%	35.84%	19.59%	30.45%
Wanger Foreign Forty	N/A	N/A	N/A	N/A	N/A
Wanger International Small Cap	N/A	N/A	33.28%*	30.17%	2.82%
Wanger Twenty	N/A	N/A	N/A	N/A	N/A
Wanger U.S. Smaller Companies	N/A	N/A	15.88%*	44.55%	27.63%
	12-Month Period Change in Accumulation
	Unit Value**
Sub-account	1998	1999	2000	2001	2002
AIM Capital Appreciation	17.68%	42.62%	-12.14%	-24.35%	-25.40%
AIM International Equity	11.03%	52.91%	-27.42%	-26.60%	-16.84%
AIM Premier Equity	24.89%	28.12%	-15.82%	-13.78%	-31.22%
AllianceBernstein Growth & Income	19.22%	9.54%	12.03%	-1.24%	23.34%
AllianceBernstein Premier Growth	45.93%	30.17%	-17.92%	-18.55%	31.80%
AllianceBernstein Technology	61.13%	72.69%	-22.75%	-26.49%	42.61%
AllianceBernstein Worldwide Privatization	4.23%	56.64%	-24.16%	-18.43%	-5.58%
Fidelity Dynamic Capital Appreciation	N/A	N/A	-15.11%*	-29.43%	-8.83%
Fidelity Equity Income	10.00%	4.79%	6.65%	-6.54%	-18.30%
Fidelity Growth Opportunities	22.79%	2.74%	-18.41%	-15.83%	23.09%
Columbia High Yield***	-3.69%*	0.25%	-8.39%	-4.17%	-5.09%
Colonial Strategic Income	4.56%	0.38%	-1.51%	2.22%	6.71%
Liberty Growth & Income	18.49%	10.45%	2.13%	-2.03%	-23.14%
Liberty S&P 500 Index	N/A	N/A	6.00%*	-13.37%	-23.82%
Liberty Select Value	N/A	N/A	10.46%*	2.04%	-12.44%
Newport Tiger	-7.73%	65.70%	-16.47%	-17.82%	-18.84%
MFS Emerging Growth	32.31%	74.28%	-20.77%	-34.54%	-34.77%
MFS Investors Growth Stock	N/A	38.22%*	4.73%	-25.88%	-28.72%
MFS Investors Trust	20.64%	5.22%	-1.66%	-17.27%	-22.24%
MFS New Discovery	1.25%*	71.02%	-3.45%	-6.57%	-32.74%
Rydex OTC	83.23%	94.14%	-39.04%	-36.08%	-39.70%
Liberty Federal Securities	5.32%	-0.34%	9.10%	5.28%	8.07%
Liberty Asset Allocation	10.99%	11.07%	-2.56%	-10.65%	-13.16%
Stein Roe Growth Stock	26.14%	35.05%	-13.35%	-25.83%	-31.23%
Wanger Foreign Forty	N/A	81.59%*	-2.93%	-27.63%	-16.46%
Wanger International Small Cap	14.72%	123.30%	-35.66%	-22.25%	-15.02%
Wanger Twenty	N/A	32.95%*	7.94%	7.57%	-8.89%
Wanger U.S. Smaller Companies	7.18%	23.34%	-9.42%	9.84%	-17.96%

* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.


** Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 1 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.


***Before April 14, 2003, this Sub-account invested in shares of Colonial High Yield. Effective on that date, Colonial High Yield merged with Columbia High Yield and Galaxy High Yield as the surviving fund. As a result of the merger, this Sub-account now invests in Columbia High Yield shares. The performance shown in the table is based on the performance of Colonial High Yield, in which Sub-account actually invested prior to the merger.

Yield for Liberty Money Market Sub-account

Yield percentages for the Liberty Money Market Sub-account are calculated using the method prescribed by the Securities and Exchange Commission. Yields reflect the deduction of the annual 1.40% asset-based Certificate charges. Yields also reflect, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Yields do not reflect Surrender Charges, charges for optional benefits, and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365
                   C           7

Where:
A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Liberty Money Market Sub-account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Liberty Money Market Sub-account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Liberty Money Market Sub-account Accumulation Unit during the 7-day period divided by the average Certificate Value in Liberty Money Market Sub-account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Liberty Money Market Sub-account will continue over an entire year.

For the 7-day period ended 12/31/02 the yield for the Liberty Money Market Sub-account was -0.87%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account, Keyport Benefit Life Insurance Company and Sun Life Insurance and Annuity Company of New York are included in the statement of additional information. The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Independent Auditors' Report

To the Board of Directors of Sun Life Insurance and Annuity Company of New York

and Contract Owners of KBL Variable Account A

We have audited the accompanying statements of assets and liabilities of the Sub-Accounts of Sun Life Insurance and Annuity Company of New York - KBL Variable Account A (comprising, respectively, the AIM VI Premier Equity Series I, AIM VI International Growth Series I, AIM VI Capital Appreciation Series I, AIM VI Growth Series I, Alger American Growth Portfolio, Alger American Small Capitalization Portfolio, Alliance VP Premier Growth Portfolio (A), Alliance VP Premier Growth Portfolio (B), Alliance VP Growth and Income Portfolio (B), Alliance VP Technology Portfolio (B), Alliance VP Growth and Income Portfolio (A), Alliance VP Global Bond Portfolio (A), Alliance VP Global Bond Portfolio (B), Alliance VP Real Estate Investment Portfolio (A), Alliance VP Worldwide Privatization Portfolio (B), Alliance VP International Portfolio (B), Alliance VP Growth Portfolio (B), UBS Global AM Tactical Allocation Portfolio (I), Exeter Moderate Growth Fund, Fidelity VIP Equity Income - SC2, Fidelity VIP III Growth Opportunities Fund - SC2, Fidelity VIP III Dynamic Capital Appreciation Fund - SC2; Templeton Developing Markets Securities Fund 2, Colonial U.S. Growth & Income Fund VS (A), Liberty Value Fund VS (A), Colonial Strategic Income Fund VS (A), Stein Roe Global Utilities Fund VS (A), Liberty All-Star Equity Fund VS (A), Colonial U.S. Growth & Income Fund VS (B), Liberty S&P 500 Index Fund VS (B), Colonial Strategic Income Fund VS (B), Wanger U.S. Smaller Companies Fund, Colonial High Yield Securities Fund VS (A), Colonial High Yield Securities Fund VS (B), Liberty Select Value Fund VS (B), Colonial Small Cap Value Fund VS (B), Wanger International Small Cap Fund, Colonial International Fund for Growth VS (A), Newport Tiger Fund VS (B), Rydex Health Care Fund VS (B), Colonial Small Cap Value Fund VS (A), Rydex Financial Services Fund VS (B), Liberty Value Fund VS (B), Newport Tiger Fund VS (A), Wanger Twenty Fund, Colonial Global Equity Fund VS (B), Colonial International Horizons Fund VS (B), Liberty All-Star Equity Fund VS (B), Crabbe Huson Real Estate Investment Fund VS (B), Wanger Foreign Forty Fund, Liberty Newport Japan Opportunities Fund VS (B), MFS VIT Research Series - IC, MFS VIT Emerging Growth Series - IC, MFS VIT Investors Trust Series - SC, MFS VIT Emerging Growth Series - SC, MFS VIT Investors Growth Stock Series - SC, MFS VIT New Discovery Series - SC, MFS VIT Bond Series - IC, Rydex VT OTC Fund, Stein Roe Money Market Fund VS (A), Stein Roe Balanced Fund VS (A), Stein Roe Growth Stock Fund VS (A), Liberty Federal Securities Fund VS (B), Stein Roe Growth Stock Fund VS (B), Stein Roe Balanced VS (B), Liberty Federal Securities Fund VS (A), Stein Roe Small Company Growth Fund VS (A)) (the "Sub-Accounts") as of December 31, 2002, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of Sun Life Insurance and Annuity Company of New York's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of changes in net assets of the Sub-Accounts for the year ended December 31, 2001 were audited by other auditors, whose report, dated April 19, 2002 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2002, and the results of their operations and changes in their net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The information contained in footnote 5 for the year ended December 31, 2001 was derived from the financial statements for the year ended December 31, 2001 audited by other auditors, whose report, dated April 19, 2002 expressed an unqualified opinion.

Deloitte & Touche LLP

Boston, Massachusetts

April 18, 2003

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2002

Shares		Cost	Value
Assets
Investments at market value:
AIM Variable Insurance Funds, Inc.
AIM VI Premier Equity Series I	239,806	$7,436,917	$3,889,654
AIM VI International Growth Series I	311,452	5,955,617	3,890,034
AIM VI Capital Appreciation Series I	125,647	4,478,506	2,064,384
AIM VI Growth Series I	33,207	985,792	375,241

Alger American Fund
Alger American Growth Portfolio	152,329	8,384,438	3,751,860
Alger American Small Capitalization Portfolio	90,871	3,818,877	1,109,533

Alliance Variable Products Series Fund, Inc.
Alliance Premier Growth Portfolio (A)	373,314	12,163,244	6,514,327
Alliance Premier Growth Portfolio (B)	296,222	11,371,694	5,121,681
Alliance Growth and Income Portfolio (B)	340,078	7,621,573	5,607,892
Alliance Technology Portfolio (B)	245,115	8,360,119	2,446,251
Alliance Growth and Income Portfolio (A)	84,502	1,811,705	1,404,431
Alliance Global Bond Portfolio (A)	164,970	1,969,663	2,083,565
Alliance Global Bond Portfolio (B)	38,759	428,335	486,043
Alliance Real Estate Investment Portfolio (A)	18,392	175,147	211,872
Alliance Worldwide Privatization Portfolio (B)	9,988	138,092	114,562
Alliance International Portfolio (B)	752	8,461	7,426
Alliance Growth Portfolio (B)	380	5,910	4,450

Brinson Series Trust
UBS Global AM Tactical Allocation	3,741	56,811	36,400

Exeter Insurance Fund, Inc.
Exeter Moderate Growth Fund	4,213	38,631	41,706

Fidelity VIP Funds
Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	3,284	20,536	18,454
Fidelity VIP Equity Income Fund - SC2	203,545	4,547,500	3,663,818
Fidelity VIP III Growth Opportunities Fund - SC2	119,824	1,954,007	1,394,746

Franklin Templeton Funds
Templeton Developing Markets Sec Fund 2	37,101	247,358	174,002

Liberty Variable Investment Trust
Colonial U.S. Growth & Income Fund, VS (A)	623,069	12,010,177	7,458,130
Liberty Value Fund, VS (A)	546,309	9,068,187	5,856,432
Colonial Strategic Income Fund, VS (A)	929,400	10,191,826	8,280,958
SteinRoe Global Utilities Fund, VS (A)	315,043	4,777,789	2,857,440
Liberty All-Star Equity Fund, VS (A)	313,384	3,777,124	2,438,126
Colonial U.S. Growth & Income Fund, VS (B)	384,581	6,252,596	4,595,747
Liberty S&P 500 Index Fund, VS (B)	508,880	5,282,353	3,852,220
Colonial Strategic Income Fund, VS (B)	517,510	4,888,274	4,605,841
Wanger US Smaller Companies Fund	229,385	4,896,885	4,245,916
Colonial High Yield Securities Fund, VS (A)	236,297	2,136,973	1,368,161
Colonial High Yield Securities Fund, VS (B)	393,123	2,763,438	2,264,386
Liberty Select Value Fund, VS (B)	260,955	3,520,143	3,160,167
Colonial Small Cap Value Fund, VS (B)	138,446	1,470,956	1,449,526
Wanger International Small Cap Fund	100,480	1,583,608	1,333,370
Colonial International Fund for Growth, VS (A)	706,640	1,506,335	890,367
Newport Tiger Fund, VS (B)	39,951	79,001	58,728
Rydex Health Care Fund, VS (B)	102,070	1,301,085	1,025,806
Colonial Small Cap Value Fund, VS (A)	86,397	792,827	904,578
Rydex Financial Services Fund, VS (B)	64,696	851,814	699,369
Liberty Value Fund, VS (B)	102,370	1,407,966	1,095,358
Newport Tiger Fund, VS (A)	285,947	536,466	414,624

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2002

	Shares	Cost	Value
Assets (continued)
Wanger Twenty Fund	86,087	$1,243,819	$1,221,577
Colonial Global Equity Fund, VS (B)	56,876	630,495	323,622
Colonial International Horizons Fund, VS (B)	51,158	600,124	336,105
Liberty All-Star Equity Fund, VS (B)	37,550	472,568	292,135
Crabbe Huson Real Estate Investment Fund, VS (B)	32,509	293,090	304,606
Wanger Foreign Forty Fund	23,576	278,472	232,462
Liberty Newport Japan Opportunities Fund, VS (B)	2,493	12,896	12,341

MFS Variable Insurance Trust
MFS Research Series - IC	178,799	3,422,742	1,927,450
MFS Emerging Growth Series - IC	128,788	2,940,700	1,533,864
MFS Investors Trust Series - SC	154,234	2,762,898	2,068,272
MFS Emerging Growth Series - SC	96,129	2,484,295	1,140,086
MFS Investors Growth Stock Series - SC	142,413	1,671,897	995,468
MFS New Discovery Series - SC	72,388	1,144,877	751,385
MFS Bond Series - IC	74,867	846,037	884,930

Rydex Variable Trust
Rydex OTC Fund	22,705	499,156	205,477

SteinRoe Variable Investment Trust
SteinRoe Money Market Fund, VS (A)	26,623,811	26,623,811	26,623,811
SteinRoe Balanced Fund, VS (A)	660,288	10,926,523	7,837,620
SteinRoe Growth Stock Fund, VS (A)	286,353	14,655,444	5,578,149
Liberty Federal Securities Fund, VS (B)	1,728,897	18,561,389	19,536,541
SteinRoe Growth Stock Fund, VS (B)	199,733	8,031,969	3,874,821
SteinRoe Balanced Fund, VS (B)	519,842	7,602,344	6,144,531
Liberty Federal Securities Fund, VS (A)	590,967	6,277,420	6,719,297
SteinRoe Small Company Growth Fund, VS (A)	56,392	813,256	388,538
Total assets		$273,870,978	$192,200,670

Liabilities
Payable to sponsor			$-
Net assets			$192,200,670

	Deferred Variable Annuity Contracts		Variable Annuity Reserve	Total
	Units	Value
Net Assets
AIM VI Capital Appreciation Series I	231,069	$1,812,373	$252,011	$2,064,384
AIM VI Growth Series I	64,490	353,674	21,567	375,241
AIM VI International Growth Series I	486,833	3,387,073	502,961	3,890,034
AIM VI Premier Equity Series I	640,613	3,604,488	285,166	3,889,654
Alger American Growth Portfolio	311,158	3,553,779	198,081	3,751,860
Alger American Small Capitalization Portfolio	132,762	864,836	244,697	1,109,533
Alliance Global Bond Portfolio (A)	169,835	1,964,412	119,153	2,083,565
Alliance Global Bond Portfolio (B)	30,203	343,843	142,200	486,043
Alliance Growth and Income Portfolio (A)	132,214	1,351,660	52,771	1,404,431
Alliance Growth and Income Portfolio (B)	621,871	5,040,933	566,959	5,607,892
Alliance Growth Portfolio (B)	-	-	4,450	4,450
Alliance International Portfolio (B)	606	5,200	2,226	7,426
Alliance Premier Growth Portfolio (A)	491,985	5,794,280	720,047	6,514,327
Alliance Premier Growth Portfolio (B)	874,064	4,579,903	541,778	5,121,681

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2002

	Deferred Variable Annuity Contracts		Variable Annuity Reserve	Total
	Units	Value
Net Assets (continued)
Alliance Real Estate Investment Portfolio (A)	17,099	$199,330	$12,542	$211,872
Alliance Technology Portfolio (B)	462,479	2,248,453	197,798	2,446,251
Alliance Worldwide Privatization Portfolio (B)	17,636	112,382	2,180	114,562
Colonial Global Equity Fund, VS (B)	54,908	283,220	40,402	323,622
Colonial High Yield Securities Fund, VS (A)	157,048	1,268,015	100,146	1,368,161
Colonial High Yield Securities Fund, VS (B)	237,906	1,913,909	350,477	2,264,386
Colonial International Fund for Growth, VS (A)	92,790	709,481	180,886	890,367
Colonial International Horizons Fund, VS (B)	52,456	315,558	20,547	336,105
Colonial Small Cap Value Fund, VS (A)	71,728	753,945	150,633	904,578
Colonial Small Cap Value Fund, VS (B)	129,273	1,358,554	90,972	1,449,526
Colonial Strategic Income Fund, VS (A)	490,613	7,578,946	702,012	8,280,958
Colonial Strategic Income Fund, VS (B)	258,768	3,972,564	633,277	4,605,841
Colonial U.S. Growth & Income Fund, VS (A)	328,184	6,880,199	577,931	7,458,130
Colonial U.S. Growth & Income Fund, VS (B)	202,367	4,232,678	363,069	4,595,747
Crabbe Huson Real Estate Investment Fund, VS (B)	16,035	182,720	121,886	304,606
Exeter Moderate Growth Fund	3,038	41,706	-	41,706
Fidelity VIP Equity Income Fund - SC2	399,833	3,285,400	378,418	3,663,818
Fidelity VIP III Dynamic Capital Appreciation - SC2	2,399	18,454	-	18,454
Fidelity VIP III Growth Opportunities Fund - SC2	249,533	1,346,278	48,468	1,394,746
Liberty All-Star Equity Fund, VS (A)	279,273	2,314,384	123,742	2,438,126
Liberty All-Star Equity Fund, VS (B)	31,746	263,300	28,835	292,135
Liberty Federal Securities Fund, VS (A)	245,413	5,754,597	964,700	6,719,297
Liberty Federal Securities Fund, VS (B)	728,282	16,962,614	2,573,927	19,536,541
Liberty Newport Japan Opportunities Fund, VS (B)	169	650	11,691	12,341
Liberty S&P 500 Index Fund, VS (B)	603,955	3,557,774	294,446	3,852,220
Liberty Select Value Fund, VS (B)	315,657	2,969,703	190,464	3,160,167
Liberty Value Fund, VS (A)	285,497	5,583,274	273,158	5,856,432
Liberty Value Fund, VS (B)	45,999	893,600	201,758	1,095,358
MFS Bond Series - IC	58,955	726,866	158,064	884,930
MFS Emerging Growth Series - IC	154,137	1,410,250	123,614	1,533,864
MFS Emerging Growth Series - SC	105,763	963,689	176,397	1,140,086
MFS Investors Growth Stock Series - SC	189,009	878,364	117,104	995,468
MFS Investors Trust Series - SC	319,872	1,991,390	76,882	2,068,272
MFS New Discovery Series - SC	127,772	731,301	20,084	751,385
MFS Research Series - IC	179,880	1,718,461	208,989	1,927,450
Newport Tiger Fund, VS (A)	55,414	395,595	19,029	414,624
Newport Tiger Fund, VS (B)	2,989	21,703	37,025	58,728
Rydex Financial Services Fund, VS (B)	71,343	635,941	63,428	699,369
Rydex Health Care Fund, VS (B)	126,575	963,898	61,908	1,025,806
Rydex OTC Fund	77,523	174,085	31,392	205,477
SteinRoe Balanced Fund, VS (A)	279,777	6,425,333	1,412,287	7,837,620
SteinRoe Balanced Fund, VS (B)	242,868	5,544,682	599,849	6,144,531
SteinRoe Global Utilities Fund, VS (A)	190,127	2,682,289	175,151	2,857,440
SteinRoe Growth Stock Fund, VS (A)	194,014	5,218,564	359,585	5,578,149
SteinRoe Growth Stock Fund, VS (B)	134,609	3,601,615	273,206	3,874,821
SteinRoe Money Market Fund, VS (A)	1,428,296	22,496,709	4,127,102	26,623,811
SteinRoe Small Company Growth Fund, VS (A)	16,339	373,858	14,680	388,538
Templeton Developing Markets Sec Fund 2	26,142	164,433	9,569	174,002
UBS Global AM Tactical Allocation	3,960	26,221	10,179	36,400
Wanger Foreign Forty Fund	34,181	200,370	32,092	232,462
Wanger International Small Cap Fund	210,000	1,239,084	94,286	1,333,370
Wanger Twenty Fund	103,316	1,052,316	169,261	1,221,577
Wanger US Smaller Companies Fund	416,375	3,955,129	290,787	4,245,916
Net Assets		$171,250,288	$20,950,382	$192,200,670

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	AIM VI Premier Equity Series I 1	AIM VI International Growth Series I 2	Alger American Growth Portfolio
	2002	2002	2002
Income
Dividends	$15,900	$25,299	$2,600

Expenses
Mortality and expense risk and administrative charges	(70,952)	(58,567)	(84,318)
Net investment income (loss)	$(55,052)	$(33,269)	$(81,718)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(247,933)	$69,977	$(2,651,932)
Realized gain distributions	-	-	-
Realized gain (loss)	$(247,933)	$69,977	$(2,651,932)

Change in unrealized appreciation (depreciation) during the year	$(1,709,022)	$(722,710)	$84,828

Net increase (decrease) in net assets from operations	$(2,012,008)	$(686,002)	$(2,648,823)

	AIM VI Capital Appreciation Series I	AIM VI Growth Series I	Alliance Premier Growth Portfolio (A)
	2002	2002	2002
Income
Dividends	$-	$-	$-

Expenses
Mortality and expense risk and administrative charges
Net investment income (loss)	(38,364)	(7,717)	(131,293)
	$(38,364)	$(7,717)	$(131,293)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(276,601)	$(314,111)	$(2,596,946)
Realized gain distributions	-	-	-
Realized gain (loss)	$(276,601)	$(314,111)	$(2,596,946)

Change in unrealized appreciation (depreciation) during the year	$(520,670)	$90,834	$(1,166,088)

Net increase (decrease) in net assets from operations	$(835,635)	$(230,994)	$(3,894,327)

1 Changed name from AIM VI Value Series I May 1, 2002.

2 Changed name from AIM VI International Equity Series I May 1, 2002.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002
	Alger American Small Capitalization	Alliance Growth and Income Portfolio (B)
	2002	2002
Income
Dividends	$-	$35,313

Expenses
Mortality and expense risk and administrative charges	(20,982)	(86,251)
Net investment income (loss)	$(20,982)	(50,938)
		$
Realized gains (losses) on investment
Realized gain (loss) on sale	$(404,166)	(96,424)
Realized gain distributions	-	$217,073
Realized gain (loss)	$(404,166)	$120,649

Change in unrealized appreciation (depreciation) during the year	$(83,228)	$(1,825,491)

Net increase (decrease) in net assets from operations	$(508,376)	$(1,755,779)

	Alliance Premier Growth Portfolio (B)	Alliance Technology Portfolio (B)	Alliance Growth and Income Portfolio (A)
	2002	2002	2002
Income
Dividends	$-	$-	$12,406

Expenses
Mortality and expense risk and administrative charges	(92,967)	(52,030)	(25,926)
Net investment income (loss)	$(92,967)	$(52,030)	$(13,520)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(614,749)	$(562,567)	$(96,786)
Realized gain distributions	-	-	63,759
Realized gain (loss)	$(614,749)	$(562,567)	$(33,027)

Change in unrealized appreciation (depreciation) during the year	$(2,080,265)	$(1,592,417)	$(471,434)

Net increase (decrease) in net assets from operations	$(2,787,981)	$(2,207,015)	$(517,981)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	Alliance Global Bond Portfolio (A)	Alliance Global Bond Portfolio (B)
	2002	2002
Income
Dividends	$23,111	$4,126

Expenses
Mortality and expense risk and administrative charges	(27,870)	(6,422)
Net investment income (loss)	$(4,759)	$(2,296)

Realized gains (losses) on investment
Realized gain (loss) on sale	$14,245	$7,706
Realized gain distributions	-	-
Realized gain (loss)	$14,245	$7,706

Change in unrealized appreciation (depreciation) during the year	$273,820	$58,532

Net increase (decrease) in net assets from operations	$283,306	$63,942

	Alliance Real Estate Investment Portfolio (A)	Alliance Worldwide Privatization Portfolio (B)
	2002	2002
Income
Dividends	$5,731	$2,537

Expenses
Mortality and expense risk and administrative charges	(3,235)	(1,717)
Net investment income (loss)	$2,496	$820

Realized gains (losses) on investment
Realized gain (loss) on sale	$1,391	$(6,531)
Realized gain distributions	-	-
Realized gain (loss)	$1,391	$(6,531)

Change in unrealized appreciation (depreciation) during the year	$(1,005)	$(6,861)

Net increase (decrease) in net assets from operations	$2,882	$(12,572)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	Alliance International Portfolio (B)	UBS Global AM Tactical Allocation 5	Exeter Growth Fund
	2002	2002	2002
Income
Dividends	$-	$272	$1,095

Expenses
Mortality and expense risk and administrative charges	(117)	(651)	(157)
Net investment income (loss)	$(117)	$(379)	$938

Realized gains (losses) on investment
Realized gain (loss) on sale	$22	$(8,103)	$(16,187)
Realized gain distributions	-	-	3,191
Realized gain (loss)	$22	$(8,103)	$(12,996)

Change in unrealized appreciation (depreciation) during the year	$(1,397)	$(4,884)	$1,831

Net increase (decrease) in net assets from operations	$(1,492)	$(13,365)	$(10,226)

	Alliance Growth Portfolio (B)	Exeter Moderate Growth Fund	Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
	2002	2002	2002
Income
Dividends	$-	$-	$33

Expenses
Mortality and expense risk and administrative charges	(66)	(33)	(366)
Net investment income (loss)	$(66)	$(33)	$(333)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(37)	$3	$(5,314)
Realized gain distributions	-	-	-
Realized gain (loss)	$(37)	$3	$(5,314)

Change in unrealized appreciation (depreciation) during the year	$(1,798)	$3,075	$(2,082)

Net increase (decrease) in net assets from operations	$(1,900)	$3,045	$(7,729)

5 Changed name from Brinson Tactical Allocation Portfolio (I) May 1, 2002.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	Fidelity VIP Equity Income Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2	Liberty Value Fund, VS (A)
	2002	2002	2002
Income
Dividends	$47,932	$11,669	$91,041

Expenses
Mortality and expense risk and administrative charges	(48,899)	(21,085)	(105,015)
Net investment income (loss)	$(967)	$(9,416)	$(13,975)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(18,906)	$(41,365)	$(425,775)
Realized gain distributions	69,078	-	54,000
Realized gain (loss)	$50,172	$(41,365)	$(371,775)

Change in unrealized appreciation (depreciation) during the year	$(784,578)	$(373,957)	$(1,590,952)

Net increase (decrease) in net assets from operations	$(735,373)	$(424,737)	$(1,976,701)

	Templeton Developing Markets Securities Fund 2	Colonial U.S. Growth & Income Fund, VS (A)	SteinRoe Global Utilities Fund, VS (A)
	2002	2002	2002
Income
Dividends	$2,458	$103,523	$103,346

Expenses
Mortality and expense risk and administrative charges	(2,569)	(134,504)	(49,930)
Net investment income (loss)	$(112)	$(30,981)	$53,416

Realized gains (losses) on investment
Realized gain (loss) on sale	$(32,903)	$(675,820)	$(620,111)
Realized gain distributions	-	-	-
Realized gain (loss)	$(32,903)	$(675,820)	$(620,111)

Change in unrealized appreciation (depreciation) during the year	$32,444	$(1,929,179)	$(67,355)

Net increase (decrease) in net assets from operations	$(571)	$(2,635,980)	$(634,050)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	Colonial Strategic Income Fund, VS (A)	Colonial US Growth & Income Fund, VS (B)	Liberty S&P 500 Index Fund, VS (B)
	2002	2002	2002
Income
Dividends	$646,865	$59,602	$35,816

Expenses
Mortality and expense risk and administrative charges	(118,631)	(63,456)	(53,707)
Net investment income (loss)	$528,234	$(3,855)	$(17,891)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(110,627)	$(52,861)	$(71,137)
Realized gain distributions	-	-	-
Realized gain (loss)	$(110,627)	$(52,861)	$(71,137)

Change in unrealized appreciation (depreciation) during the year	$130,680	$(1,222,095)	$(1,023,921)

Net increase (decrease) in net assets from operations	$548,286	$(1,278,811)	$(1,112,949)

	Liberty All-Star Equity Fund, VS (A)	Colonial Strategic Income Fund, VS (B)	Wanger US Smaller Companies 6 Fund
	2002	2002	2002
Income
Dividends	$5,049	$348,562	$-
Expenses
Mortality and expense risk and administrative charges	(43,931)	(56,408)	(51,038)
Net investment income (loss)	$(38,882)	$292,154	$(51,038)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(274,950)	$(26,797)	$(13,642)
Realized gain distributions	-	-	-
Realized gain (loss)	$(274,950)	$(26,797)	$(13,642)

Change in unrealized appreciation (depreciation) during the year	$(740,631)	$(29,121)	$(766,490)

Net increase (decrease) in net assets from operations	$(1,054,463)	$236,236	$(831,171)

6 Changed name from Wanger US Small Cap Fund May 1, 2002.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	Colonial High Yield Securities Fund, VS (A)	Colonial High Yield Securities Fund, VS (B)	Wanger International Small Cap Fund
	2002	2002	2002
Income
Dividends	$115,928	$182,274	$-

Expenses
Mortality and expense risk and administrative charges	(23,733)	(28,808)	(15,447)
Net investment income (loss)	$92,195	$153,466	$(15,447)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(74,359)	$(28,949)	$16,112
Realized gain distributions	-	-	-
Realized gain (loss)	$(74,359)	$(28,949)	$16,112

Change in unrealized appreciation (depreciation) during the year	$(117,114)	$(245,449)	$(205,338)

Net increase (decrease) in net assets from operations	$(99,279)	$(120,932)	$(204,674)

	Liberty Select Value Fund, VS (B)	Colonial Small CapValue Fund, VS (B)	Newport Tiger Fund, VS (B)
	2002	2002	2002

Income
Dividends	$2,613	$2,805	$782

Expenses
Mortality and expense risk and administrative charges	(37,049)	(22,763)	(1,341)
Net investment income (loss)	$(34,436)	$(19,958)	$(559)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(7,638)	$(35,548)	$84,938
Realized gain distributions	-	46,907	-
Realized gain (loss)	$(7,638)	$11,360	$84,938

Change in unrealized appreciation (depreciation) during the year	$(397,154)	$(144,046)	$(32,008)

Net increase (decrease) in net assets from operations	$(439,228)	$(152,644)	$52,371

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002
	Colonial International Fund for Growth, VS (A)	Colonial Small Cap Value Fund, VS (A)	Rydex Financial Services Fund, VS (B)
	2002	2002	2002
Income
Dividends	$3,517	$1,922	$5,089

Expenses
Mortality and expense risk and administrative charges	(14,393)	(14,074)	(11,625)
Net investment income (loss)	$(10,876)	$(12,152)	$(6,536)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(70,742)	$(16,536)	$(36,649)
Realized gain distributions	-	29,013	2,375
Realized gain (loss)	$(70,742)	$12,477	$(34,274)

Change in unrealized appreciation (depreciation) during the year	$(87,068)	$(95,635)	$(116,824)

Net increase (decrease) in net assets from operations	$(168,685)	$(95,310)	$(157,634)

	Rydex Health Care Fund, VS (B)	Liberty Value Fund, VS (B)
	2002	2002
Income
Dividends	$-	$14,307

Expenses
Mortality and expense risk and administrative charges	(15,827)	(14,251)
Net investment income (loss)	$(15,827)	$56

Realized gains (losses) on investment
Realized gain (loss) on sale	$(32,272)	$(6,539)
Realized gain distributions	-	9,140
Realized gain (loss)	$(32,272)	$2,600

Change in unrealized appreciation (depreciation) during the year	$(244,487)	$(267,805)

Net increase (decrease) in net assets from operations	$(292,587)	$(265,149)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	Newport Tiger Fund, VS (A)	Wanger Twenty Fund	Liberty All-Star Equity Fund, VS (B)
	2002	2002	2002
Income
Dividends	$5,659	$-	$608

Expenses
Mortality and expense risk and administrative charges	(8,930)	(13,938)	(5,778)
Net investment income (loss)	$(3,272)	$(13,938)	$(5,170)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(159,494)	$(7,884)	$(46,938)
Realized gain distributions	-	-	-
Realized gain (loss)	$(159,494)	$(7,884)	$(46,938)

Change in unrealized appreciation (depreciation) during the year	$39,895	$(70,866)	$(91,734)

Net increase (decrease) in net assets from operations	$(122,870)	$(92,688)	$(143,843)

	Colonial Global Equity Fund VS, (B)	Colonial International Horizons Fund, VS (B)	Wanger Foreign Forty Fund
	2002	2002	2002
Income
Dividends	$-	$177	$-

Expenses
Mortality and expense risk and administrative charges	(5,973)	(6,261)	(2,748)
Net investment income (loss)	$(5,973)	$(6,084)	$(2,748)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(101,277)	$(59,796)	$(1,173)
Realized gain distributions	-	-	-
Realized gain (loss)	$(101,277)	$(59,796)	$(1,173)

Change in unrealized appreciation (depreciation) during the year	$4,838	$(2,482)	$(32,894)

Net increase (decrease) in net assets from operations	$(102,412)	$(68,362)	$(36,816)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	Crabbe Huson Real Estate Investment Fund, VS (B)	MFS Research Series - IC	MFS Emerging Growth Series - IC
	2002	2002	2002
Income
Dividends	$14,644	$7,408	$-

Expenses
Mortality and expense risk and administrative charges	(4,586)	(36,216)	(31,970)
Net investment income (loss)	$10,058	$(28,809)	$(31,970)

Realized gains (losses) on investment
Realized gain (loss) on sale	$8,189	$(538,046)	$(1,267,999)
Realized gain distributions	5,098	-	-
Realized gain (loss)	$13,287	$(538,046)	$(1,267,999)

Change in unrealized appreciation (depreciation) during the year	$(22,801)	$(249,840)	$200,872

Net increase (decrease) in net assets from operations	$544	$(816,695)	$(1,099,097)

	Liberty Newport Japan Opportunities Fund, VS (B)	MFS Investors Trust Series - SC	MFS Emerging Growth Series - SC
	2002	2002	2002
Income
Dividends	$-	$9,682	$-

Expenses
Mortality and expense risk and administrative charges	(66)	(29,839)	(20,938)
Net investment income (loss)	$(66)	$(20,157)	$(20,938)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(4,798)	$(27,310)	$(92,903)
Realized gain distributions	-	-	-
Realized gain (loss)	$(4,798)	$(27,310)	$(92,903)

Change in unrealized appreciation (depreciation) during the year	$4,578	$(515,855)	$(588,894)

Net increase (decrease) in net assets from operations	$(286)	$(563,323)	$(702,736)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	MFS Investors Growth Stock Series - SC	MFS New Discovery Series - SC	SteinRoe Money Market Fund, VS (A)
	2002	2002	2002
Income
Dividends	$-	$-	$351,526
Expenses
Mortality and expense risk and administrative charges	(17,495)	(12,915)	(387,874)
Net investment income (loss)	$(17,495)	$(12,915)	$(36,347)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(61,793)	$(34,696)	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$(61,793)	$(34,696)	$-

Change in unrealized appreciation (depreciation) during the year	$(361,746)	$(334,146)	$-

Net increase (decrease) in net assets from operations	$(441,034)	$(381,756)	$(36,347)

	MFS Bond Series - IC	Rydex OTC Fund	SteinRoe Growth Stock Fund, VS (A)
	2002	2002	2002
Income
Dividends	$51,118	$-	$18,472
Expenses
Mortality and expense risk and administrative charges	(11,994)	(3,503)	(114,308)
Net investment income (loss)	$39,124	$(3,503)	$(95,836)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(749)	$(3,995)	$(3,101,796)
Realized gain distributions	-	-	-
Realized gain (loss)	$(749)	$(3,995)	$(3,101,796)

Change in unrealized appreciation (depreciation) during the year	$22,740	$(126,612)	$(24,479)

Net increase (decrease) in net assets from operations	$61,116	$(134,110)	$(3,222,110)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2002

	SteinRoe Balanced Fund VS (A)	SteinRoe Growth Stock Fund, VS (B)	SteinRoe Balanced Fund, VS (B)
	2002	2002	2002
Income
Dividends	$371,461	$-	$163,480

Expenses
Mortality and expense risk and administrative charges	(140,826)	(69,972)	(82,895)
Net investment income (loss)	$230,635	$(69,972)	$80,584

Realized gains (losses) on investment
Realized gain (loss) on sale	$(1,144,564)	$(299,571)	$(56,380)
Realized gain distributions	-	-	-
Realized gain (loss)	$(1,144,564)	$(299,571)	$(56,380)

Change in unrealized appreciation (depreciation) during the year	$(620,871)	$(1,635,056)	$(923,091)

Net increase (decrease) in net assets from operations	$(1,534,801)	$(2,004,598)	$(898,887)

	Liberty Federal Securities Fund, VS (B)	Liberty Federal Securities Fund, VS (A)	SteinRoe Small Company Growth Fund, VS (A)
	2002	2002	2002
Income
Dividends	$406,528	$210,444	$-

Expenses
Mortality and expense risk and administrative charges	(186,558)	(74,773)	(6,698)
Net investment income (loss)	$219,970	$135,672	$(6,698)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(3,157)	$6,268	$(21,437)
Realized gain distributions	-	-	-
Realized gain (loss)	$(3,157)	$6,268	$(21,437)

Change in unrealized appreciation (depreciation) during the year	$838,948	$276,765	$(126,688)

Net increase (decrease) in net assets from operations	$1,055,762	$418,705	$(154,823)

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	AIM VI Premier Equity Series I 1		AIM VI International Growth Series I 2
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(55,052)	$(73,387)	$(33,269)	$(38,345)
Realized gain (loss)	(247,933)	75,376	69,977	435,833
Change in Unrealized appreciation (depreciation) during the year	(1,709,022)	(874,202)	(722,710)	(858,880)
Net increase (decrease) in net assets from operations	$(2,012,008)	$(872,213)	$(686,002)	$(461,392)

Contract transactions:
Payments received from contract owners	$523,340	$1,925,782	$1,186,960	$1,726,638
Transfers between subaccounts, net	(379,460)	694,725	3,714,898	1,311,272
Transfer for contract terminations and annuity payouts	(549,118)	(744,130)	(4,600,380)	(679,041)
Net increase (decrease) in net assets from contract transactions	$(405,239)	$1,876,377	$301,478	$2,358,869

Total increase (decrease) in net assets	$(2,417,246)	$1,004,164	$(384,524)	$1,897,477

Net assets at beginning of year	$6,306,900	$5,302,736	$4,274,558	$2,377,081
Net assets at end of year	$3,889,654	$6,306,900	$3,890,034	$4,274,558

	AIM VI Capital Appreciation Series I		AIM VI Growth Series I
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(38,364)	$(48,713)	$(7,717)	$(11,084)
Realized gain (loss)	(276,601)	223,035	(314,111)	(67,508)
Change in Unrealized appreciation (depreciation) during the year	(520,670)	(1,179,793)	90,834	(381,514)
Net increase (decrease) in net assets from operations	$(835,635)	$(1,005,471)	$(230,994)	$(460,106)

Contract transactions:
Payments received from contract owners	$167,361	$430,056	$7,927	$138,527
Transfers between subaccounts, net	(388,907)	673,878	(77,710)	33,229
Transfer for contract terminations and annuity payouts	(391,727)	(373,033)	(109,620)	(208,680)
Net increase (decrease) in net assets from contract transactions	$(613,274)	$730,901	$(179,403)	$(36,924)

Total increase (decrease) in net assets	$(1,448,909)	$(274,570)	$(410,397)	$(497,030)

Net assets at beginning of year	$3,513,293	$3,787,863	$785,638	$1,282,668
Net assets at end of year	$2,064,384	$3,513,293	$375,241	$785,638

1 Changed name from AIM VI Value Series I May 1, 2002.

2 Changed name from AIM VI International Equity Series I May 1, 2002.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Alger American Growth Portfolio		Alger American Small Capitalization Portfolio
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(81,718)	$(117,494)	$(20,982)	$(30,573)
Realized gain (loss)	(2,651,932)	851,589	(404,166)	(237,076)
Change in Unrealized appreciation (depreciation) during the year	84,828	(2,302,771)	(83,228)	(718,082)
Net increase (decrease) in net assets from operations	$(2,648,823)	$(1,568,676)	$(508,376)	$(985,731)

Contract transactions:
Payments received from contract owners	$374,001	$67,683	$5,204	$9,383
Transfers between subaccounts, net	(1,085,172)	(1,103,068)	(201,496)	(118,760)
Transfer for contract terminations and annuity payouts	(1,601,673)	(899,357)	(176,827)	(143,469)
Net increase (decrease) in net assets from contract transactions	$(2,312,845)	$(1,934,742)	$(373,120)	$(252,846)

Total increase (decrease) in net assets	$(4,961,667)	$(3,503,418)	$(881,496)	$(1,238,577)

Net assets at beginning of year	$8,713,527	$12,216,945	$1,991,028	$3,229,605
Net assets at end of year	$3,751,860	$8,713,527	$1,109,532	$1,991,028

	Alliance Premier Growth Portfolio (A)		Alliance Premier Growth Portfolio (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(131,293)	$(208,044)	$(92,967)	$(120,657)
Realized gain (loss)	(2,596,946)	122,362	(614,749)	408,836
Change in Unrealized appreciation (depreciation) during the year	(1,166,088)	(3,201,188)	(2,080,265)	(2,195,146)
Net increase (decrease) in net assets from operations	$(3,894,327)	$(3,286,870)	$(2,787,981)	$(1,906,967)

Contract transactions:
Payments received from contract owners	$948,556	$2,151,560	$1,510	$15,507
Transfers between subaccounts, net	(874,258)	(1,529,170)	(955,187)	1,698,506
Transfer for contract terminations and annuity payouts	(2,855,923)	(2,832,980)	(7,472)	-
Net increase (decrease) in net assets from contract transactions	$(2,781,626)	$(2,210,590)	$(961,149)	$1,714,013

Total increase (decrease) in net assets	$(6,675,953)	$(5,497,460)	$(3,749,130)	$(192,954)

Net assets at beginning of year	$13,190,281	$18,687,741	$8,870,811	$9,063,765
Net assets at end of year	$6,514,328	$13,190,281	$5,121,681	$8,870,811

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Mitchell Hutchins Growth & Income Portfolio 3		Alliance Growth and Income Portfolio (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$(262)	$(50,938)	$(33,145)
Realized gain (loss)	-	(955)	120,649	143,584
Change in Unrealized appreciation (depreciation) during the year	-	635	(1,825,491)	(238,782)
Net increase (decrease) in net assets from operations	$-	$(582)	$(1,755,779)	$(128,343)

Contract transactions:
Payments received from contract owners	$-	$-	$14,587	$80,583
Transfers between subaccounts, net	-	(24,438)	1,270,657	4,792,122
Transfer for contract terminations and annuity payouts	-	-	(56,074)	(972)
Net increase (decrease) in net assets from contract transactions	$-	$(24,438)	$1,229,170	$4,871,733

Total increase (decrease) in net assets	$-	$(25,020)	$(526,610)	$4,743,390

Net assets at beginning of year	$-	$25,020	$6,134,501	$1,391,111
Net assets at end of year	$-	$-	$5,607,891	$6,134,501

	Alliance Technology Portfolio (B)		Alliance Growth and Income Portfolio (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(52,030)	$(73,176)	$(13,520)	$(20,863)
Realized gain (loss)	(562,567)	389,415	(33,027)	102,081
Change in Unrealized appreciation (depreciation) during the year	(1,592,417)	(2,002,589)	(471,434)	(115,894)
Net increase (decrease) in net assets from operations	$(2,207,015)	$(1,686,350)	$(517,981)	$(34,676)

Contract transactions:
Payments received from contract owners	$207,477	$819,702	$1,452,937	$3,619,645
Transfers between subaccounts, net	(429,536)	966,490	(1,076,308)	(2,670,644)
Transfer for contract terminations and annuity payouts	(423,779)	(554,450)	(806,514)	(1,251,356)
Net increase (decrease) in net assets from contract transactions	$(645,838)	$1,231,742	$(429,885)	$(302,355)

Total increase (decrease) in net assets	$(2,852,853)	$(454,608)	$(947,865)	$(337,031)

Net assets at beginning of year	$5,299,104	$5,753,712	$2,352,296	$2,689,327
Net assets at end of year	$2,446,251	$5,299,104	$1,404,431	$2,352,296

3 Closed October 26, 2001.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Alliance Global Bond Portfolio (A)		Alliance Global Bond Portfolio (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,759)	$(32,394)	$(2,296)	$(6,119)
Realized gain (loss)	14,245	(6,692)	7,706	1,063
Change in Unrealized appreciation (depreciation) during the year	273,820	(1,937)	58,532	(3,691)
Net increase (decrease) in net assets from operations	$283,306	$(41,023)	$63,942	$(8,747)

Contract transactions:
Payments received from contract owners	$27,587	$44,620	$-	$-
Transfers between subaccounts, net	147,896	(216,186)	(19,253)	2,287
Transfer for contract terminations and annuity payouts	(488,164)	(309,217)	-	-
Net increase (decrease) in net assets from contract transactions	$(312,681)	$(480,783)	$(19,253)	$2,287

Total increase (decrease) in net assets	$(29,374)	$(521,806)	$44,689	$(6,460)

Net assets at beginning of year	$2,112,939	$2,634,745	$441,354	$447,814
Net assets at end of year	$2,083,565	$2,112,939	$486,043	$441,354

	Alliance Real Estate Investment Portfolio (A)		Alliance Worldwide Privatization Portfolio (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,496	$4,368	$820	$(1,504)
Realized gain (loss)	1,391	1,404	(6,531)	40,295
Change in Unrealized appreciation (depreciation) during the year	(1,005)	13,077	(6,861)	(14,913)
Net increase (decrease) in net assets from operations	$2,882	$18,849	$(12,572)	$23,878

Contract transactions:
Payments received from contract owners	$2,500	$-	$25,415	$16,177
Transfers between subaccounts, net	28,104	16,248	25,512	32,786
Transfer for contract terminations and annuity payouts	(49,440)	(28,103)	(11,390)	(554)
Net increase (decrease) in net assets from contract transactions	$(18,836)	$(11,855)	$39,536	$48,409

Total increase (decrease) in net assets	$(15,954)	$6,994	$26,964	$72,287

Net assets at beginning of year	$227,826	$220,832	$87,598	$15,311
Net assets at end of year	$211,872	$227,826	$114,562	$87,598

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Mitchell Hutchins Global Equity Portfolio 3		Alliance International Portfolio (B) 4
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$(129)	$(117)	$(23)
Realized gain (loss)	-	(3,099)	22	-
Change in Unrealized appreciation (depreciation) during the year	-	(215)	(1,397)	362
Net increase (decrease) in net assets from operations	$-	$(3,442)	$(1,492)	$339

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between subaccounts, net	-	(7,274)	(828)	9,687
Transfer for contract terminations and annuity payouts	-	(3,798)	(256)	(24)
Net increase (decrease) in net assets from contract transactions	$-	$(11,072)	$(1,084)	$9,663

Total increase (decrease) in net assets	$-	$(14,514)	$(2,576)	$10,002

Net assets at beginning of year	$-	$14,514	$10,002	$-
Net assets at end of year	$-	$-	$7,426	$10,002

	Mitchell Hutchins Growth Portfolio (I) 3		Alliance Growth Portfolio (B) 4
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$(82)	$(66)	$(16)
Realized gain (loss)	-	(5,888)	(37)	2
Change in Unrealized appreciation (depreciation) during the year		3,438	(1,798)	337
Net increase (decrease) in net assets from operations	$-	$(2,532)	$(1,900)	$323

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between subaccounts, net	-	(3,283)	(538)	6,843
Transfer for contract terminations and annuity payouts	-	(3,868)	(253)	(25)
Net increase (decrease) in net assets from contract transactions	$-	$(7,151)	$(791)	$6,818

Total increase (decrease) in net assets	$-	$(9,683)	$(2,691)	$7,141

Net assets at beginning of year	$-	$9,683	$7,141	$-
Net assets at end of year	$-	$-	$4,450	$7,141

3 Closed October 26, 2001.

4 Commenced operations October 26, 2001.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	UBS Global AM Tactical Allocation 5		Exeter Growth Fund
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(379)	$661	$938	$1,047
Realized gain (loss)	(8,103)	2,526	(12,996)	2,089
Change in Unrealized appreciation (depreciation) during the year	(4,884)	(13,666)	1,831	(1,831)
Net increase (decrease) in net assets from operations	$(13,365)	$(10,479)	$(10,226)	$1,305

Contract transactions:
Payments received from contract owners	$-	$22,461	$-	$47,583
Transfers between subaccounts, net	(2,639)	(10,008)	(38,662)	-
Transfer for contract terminations and annuity payouts	(6,684)	(16,550)	-	-
Net increase (decrease) in net assets from contract transactions	$(9,324)	$(4,097)	$(38,662)	$47,583

Total increase (decrease) in net assets	$(22,689)	$(14,576)	$(48,888)	$48,888

Net assets at beginning of year	$59,089	$73,665	$48,888	$-
Net assets at end of year	$36,400	$59,089	$-	$48,888

	Exeter Moderate Growth Fund		Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(33)	$-	$(333)	$-
Realized gain (loss)	3	-	(5,314)	-
Change in Unrealized appreciation (depreciation) during the year	3,075	-	(2,082)	-
Net increase (decrease) in net assets from operations	$3,045	$-	$(7,729)	$-

Contract transactions:
Payments received from contract owners	$-	$-	$26,315	$-
Transfers between subaccounts, net	38,662	-	515	-
Transfer for contract terminations and annuity payouts	-	-	(648)	-
Net increase (decrease) in net assets from contract transactions	$38,662	$-	$26,183	$-

Total increase (decrease) in net assets	$41,706	$-	$18,454	$-

Net assets at beginning of year	$-	$-	$-	$-
Net assets at end of year	$41,706	$-	$18,454	$-

5 Changed name from Brinson Tactical Allocation Portfolio (I) May 1, 2002.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Fidelity VIP Equity Income Fund - SC2		Fidelity VIP III Growth Opportunities Fund - SC2
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(967)	$(11,649)	$(9,416)	$(12,734)
Realized gain (loss)	50,172	28,968	(41,365)	(6,620)
Change in Unrealized appreciation (depreciation) during the year	(784,578)	(148,084)	(373,957)	(133,698)
Net increase (decrease) in net assets from operations	$(735,373)	$(130,765)	$(424,737)	$(153,052)

Contract transactions:
Payments received from contract owners	$1,109,124	$2,018,825	$509,273	$805,817
Transfers between subaccounts, net	611,587	560,220	6,860	473,536
Transfer for contract terminations and annuity payouts	(340,250)	(372,416)	(175,417)	(254,625)
Net increase (decrease) in net assets from contract transactions	$1,380,461	$2,206,629	$340,716	$1,024,728

Total increase (decrease) in net assets	$645,088	$2,075,864	$(84,022)	$871,676

Net assets at beginning of year	$3,018,730	$942,866	$1,478,768	$607,092
Net assets at end of year	$3,663,818	$3,018,730	$1,394,746	$1,478,768

	Templeton Developing Markets Securities Fund		Colonial U.S. Growth & Income Fund, VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(112)	$(1,310)	$(30,981)	$(50,155)
Realized gain (loss)	(32,903)	(3,136)	(675,820)	1,631,040
Change in Unrealized appreciation (depreciation) during the year	32,444	(20,305)	(1,929,179)	(1,884,498)
Net increase (decrease) in net assets from operations	$(571)	$(24,751)	$(2,635,980)	$(303,613)

Contract transactions:
Payments received from contract owners	$309	$780	$110,272	$152,610
Transfers between subaccounts, net	(12,005)	10,591	(628,876)	462,366
Transfer for contract terminations and annuity payouts	(46,477)	(12,411)	(1,414,967)	(1,337,552)
Net increase (decrease) in net assets from contract transactions	$(58,174)	$(1,040)	$(1,933,571)	$(722,576)

Total increase (decrease) in net assets	$(58,745)	$(25,791)	$(4,569,551)	$(1,026,189)

Net assets at beginning of year	$232,747	$258,538	$12,027,681	$13,053,870
Net assets at end of year	$174,002	$232,747	$7,458,130	$12,027,681

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Liberty Value Fund, VS (A)		Colonial Strategic Income Fund, VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(13,975)	$(13,658)	$528,234	$649,572
Realized gain (loss)	(371,775)	799,259	(110,627)	(28,529)
Change in Unrealized appreciation (depreciation) during the year	(1,590,952)	(1,019,829)	130,680	(403,255)
Net increase (decrease) in net assets from operations	$(1,976,701)	$(234,228)	$548,286	$217,788

Contract transactions:
Payments received from contract owners	$59,453	$65,845	$37,465	$101,083
Transfers between subaccounts, net	(622,799)	(337,860)	(16,819)	(187,929)
Transfer for contract terminations and annuity payouts	(1,149,215)	(1,239,218)	(1,244,988)	(1,206,302)
Net increase (decrease) in net assets from contract transactions	$(1,712,561)	$(1,511,233)	$(1,224,341)	$(1,293,148)

Total increase (decrease) in net assets	$(3,689,262)	$(1,745,461)	$(676,055)	$(1,075,360)

Net assets at beginning of year	$9,545,694	$11,291,155	$8,957,013	$10,032,373
Net assets at end of year	$5,856,432	$9,545,694	$8,280,958	$8,957,013

	SteinRoe Global Utilities Fund, VS (A)		Liberty All-Star Equity Fund, VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$53,416	$5,919	$(38,882)	$(54,017)
Realized gain (loss)	(620,111)	(4,562)	(274,950)	3,154
Change in Unrealized appreciation (depreciation) during the year	(67,355)	(866,733)	(740,631)	(720,170)
Net increase (decrease) in net assets from operations	$(634,050)	$(865,376)	$(1,054,463)	$(771,033)

Contract transactions:
Payments received from contract owners	$16,315	$73,015	$43,919	$38,524
Transfers between subaccounts, net	(591,112)	(476,491)	(250,693)	(190,537)
Transfer for contract terminations and annuity payouts	(398,294)	(418,347)	(508,508)	(529,886)
Net increase (decrease) in net assets from contract transactions	$(973,091)	$(821,823)	$(715,283)	$(681,899)

Total increase (decrease) in net assets	$(1,607,141)	$(1,687,199)	$(1,769,746)	$(1,452,932)

Net assets at beginning of year	$4,464,581	$6,151,780	$4,207,872	$5,660,804
Net assets at end of year	$2,857,440	$4,464,581	$2,438,126	$4,207,872

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Colonial US Growth & Income Fund, VS (B)		Liberty S&P 500 Index Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,855)	$9,390	$(17,891)	$(17,211)
Realized gain (loss)	(52,861)	398,726	(71,137)	(26,871)
Change in Unrealized appreciation (depreciation) during the year	(1,222,095)	(389,590)	(1,023,921)	(302,263)
Net increase (decrease) in net assets from operations	$(1,278,811)	$18,526	$(1,112,949)	$(346,345)

Contract transactions:
Payments received from contract owners	$1,146,853	$2,742,399	$1,162,950	$2,335,672
Transfers between subaccounts, net	1,240,208	839,050	709,974	883,510
Transfer for contract terminations and annuity payouts	(292,471)	(599,264)	(427,533)	(855,077)
Net increase (decrease) in net assets from contract transactions	$2,094,590	$2,982,185	$1,445,391	$2,364,105

Total increase (decrease) in net assets	$815,780	$3,000,711	$332,442	$2,017,760

Net assets at beginning of year	$3,779,967	$779,256	$3,519,778	$1,502,018
Net assets at end of year	$4,595,747	$3,779,967	$3,852,220	$3,519,778

	Colonial Strategic Income Fund, VS (B)		Wanger US Smaller Companies Fund 6
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$292,154	$225,244	$(51,038)	$(12,407)
Realized gain (loss)	(26,797)	1,055	(13,642)	(4,784)
Change in Unrealized appreciation (depreciation) during the year	(29,121)	(191,079)	(766,490)	115,187
Net increase (decrease) in net assets from operations	$236,236	$35,220	$(831,171)	$97,996

Contract transactions:
Payments received from contract owners	$1,979,635	$2,191,650	$1,436,271	$1,328,509
Transfers between subaccounts, net	43,692	764,174	1,579,316	1,132,797
Transfer for contract terminations and annuity payouts	(596,870)	(671,524)	(296,495)	(211,124)
Net increase (decrease) in net assets from contract transactions	$1,426,457	$2,284,300	$2,719,092	$2,250,182

Total increase (decrease) in net assets	$1,662,693	$2,319,520	$1,887,921	$2,348,178

Net assets at beginning of year	$2,943,148	$623,628	$2,357,995	$9,817
Net assets at end of year	$4,605,841	$2,943,148	$4,245,916	$2,357,995

6 Changed name from Wanger US Small Cap Fund May 1, 2002.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Colonial High Yield Securities Fund, VS (A)		Colonial High Yield Securities Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$92,195	$154,891	$153,466	$165,279
Realized gain (loss)	(74,359)	(10,226)	(28,949)	(2,249)
Change in Unrealized appreciation (depreciation) during the year	(117,114)	(229,652)	(245,449)	(223,433)
Net increase (decrease) in net assets from operations	$(99,279)	$(84,987)	$(120,932)	$(60,403)

Contract transactions:
Payments received from contract owners	$106,709	$23,083	$497,164	$1,328,830
Transfers between subaccounts, net	(205,740)	255,142	192,821	610,950
Transfer for contract terminations and annuity payouts	(314,308)	(319,815)	(178,087)	(238,029)
Net increase (decrease) in net assets from contract transactions	$(413,339)	$(41,590)	$511,898	$1,701,751

Total increase (decrease) in net assets	$(512,617)	$(126,577)	$390,966	$1,641,348

Net assets at beginning of year	$1,880,778	$2,007,355	$1,873,420	$232,072
Net assets at end of year	$1,368,161	$1,880,778	$2,264,386	$1,873,420

	Liberty Select Value Fund, VS (B)		Colonial Small Cap Value Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(34,436)	$(5,637)	$(19,958)	$(8,903)
Realized gain (loss)	(7,638)	1,377	11,360	3,764
Change in Unrealized appreciation (depreciation) during the year	(397,154)	32,121	(144,046)	101,918
Net increase (decrease) in net assets from operations	$(439,228)	$27,861	$(152,644)	$96,779

Contract transactions:
Payments received from contract owners	$1,319,754	$897,323	$400,520	$540,972
Transfers between subaccounts, net	993,746	612,967	(59,124)	523,866
Transfer for contract terminations and annuity payouts	(266,535)	(142,391)	(196,311)	(131,088)
Net increase (decrease) in net assets from contract transactions	$2,046,965	$1,367,899	$145,085	$933,750

Total increase (decrease) in net assets	$1,607,737	$1,395,760	$(7,560)	$1,030,529

Net assets at beginning of year	$1,552,430	$156,670	$1,457,086	$426,557
Net assets at end of year	$3,160,167	$1,552,430	$1,449,526	$1,457,086

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Wanger International Small Cap Fund		Colonial International Fund for Growth, VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(15,447)	$(7,984)	$(10,876)	$(18,183)
Realized gain (loss)	16,112	158,322	(70,742)	(39,948)
Change in Unrealized appreciation (depreciation) during the year	(205,338)	(44,766)	(87,068)	(358,085)
Net increase (decrease) in net assets from operations	$(204,674)	$105,572	$(168,685)	$(416,216)

Contract transactions:
Payments received from contract owners	$668,077	$556,056	$10,524	$9,662
Transfers between subaccounts, net	(354,562)	729,429	(51,239)	17,443
Transfer for contract terminations and annuity payouts	(106,977)	(62,205)	(104,855)	(93,434)
Net increase (decrease) in net assets from contract transactions	$206,539	$1,223,280	$(145,570)	$(66,329)

Total increase (decrease) in net assets	$1,865	$1,328,852	$(314,255)	$(482,545)

Net assets at beginning of year	$1,331,505	$2,653	$1,204,622	$1,687,167
Net assets at end of year	$1,333,370	$1,331,505	$890,367	$1,204,622

	Newport Tiger Fund, VS (B)		Rydex Health Care Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(559)	$(2,250)	$(15,827)	$(10,739)
Realized gain (loss)	84,938	214,057	(32,272)	(1,978)
Change in Unrealized appreciation (depreciation) during the year	(32,008)	18,274	(244,487)	(61,154)
Net increase (decrease) in net assets from operations	$52,371	$230,081	$(292,587)	$(73,871)

Contract transactions:
Payments received from contract owners	$71,875	$1,647	$278,886	$422,481
Transfers between subaccounts, net	(1,228,757)	922,642	25,077	289,441
Transfer for contract terminations and annuity payouts	(37,774)	(9,950)	(129,518)	(31,952)
Net increase (decrease) in net assets from contract transactions	$(1,194,655)	$914,339	$174,445	$679,970

Total increase (decrease) in net assets	$(1,142,284)	$1,144,420	$(118,142)	$606,099

Net assets at beginning of year	$1,201,012	$56,592	$1,143,948	$537,849
Net assets at end of year	$58,728	$1,201,012	$1,025,806	$1,143,948

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Colonial Small Cap Value Fund, VS (A)		Rydex Financial Services Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(12,152)	$(8,970)	$(6,536)	$(4,548)
Realized gain (loss)	12,477	12,273	(34,274)	1,666
Change in Unrealized appreciation (depreciation) during the year	(95,635)	67,801	(116,824)	(58,642)
Net increase (decrease) in net assets from operations	$(95,310)	$71,104	$(157,634)	$(61,524)

Contract transactions:
Payments received from contract owners	$3,601	$10,555	$169,333	$399,255
Transfers between subaccounts, net	36,780	300,623	(36,521)	170,462
Transfer for contract terminations and annuity payouts	(69,052)	(108,214)	(90,699)	(95,869)
Net increase (decrease) in net assets from contract transactions	$(28,671)	$202,964	$42,114	$473,848

Total increase (decrease) in net assets	$(123,980)	$274,068	$(115,521)	$412,324

Net assets at beginning of year	$1,028,558	$754,490	$814,890	$402,566
Net assets at end of year	$904,578	$1,028,558	$699,369	$814,890

	Liberty Value Fund, VS (B)
	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$56	$3,539
Realized gain (loss)	2,600	57,139
Change in Unrealized appreciation (depreciation) during the year	(267,805)	(46,721)
Net increase (decrease) in net assets from operations	$(265,149)	$13,957

Contract transactions:
Payments received from contract owners	$450,706	$530,849
Transfers between subaccounts, net	312,028	290,519
Transfer for contract terminations and annuity payouts	(205,485)	(84,455)
Net increase (decrease) in net assets from contract transactions	$557,248	$736,913

Total increase (decrease) in net assets	$292,099	$750,870

Net assets at beginning of year	$803,259	$52,389
Net assets at end of year	$1,095,358	$803,259

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Newport Tiger Fund, VS (A)		Wanger Twenty Fund
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,272)	$(6,811)	$(13,938)	$(3,152)
Realized gain (loss)	(159,494)	(73,882)	(7,884)	(924)
Change in Unrealized appreciation (depreciation) during the year	39,895	(164,924)	(70,866)	48,138
Net increase (decrease) in net assets from operations	$(122,870)	$(245,617)	$(92,688)	$44,062

Contract transactions:
Payments received from contract owners	$4,450	$18,395	$353,383	$410,650
Transfers between subaccounts, net	(147,594)	(80,351)	523,638	261,814
Transfer for contract terminations and annuity payouts	(113,426)	(87,118)	(183,837)	(114,714)
Net increase (decrease) in net assets from contract transactions	$(256,569)	$(149,074)	$693,185	$557,750

Total increase (decrease) in net assets	$(379,440)	$(394,691)	$600,497	$601,812

Net assets at beginning of year	$794,064	$1,188,755	$621,080	$19,268
Net assets at end of year	$414,624	$794,064	$1,221,577	$621,080

	Colonial Global Equity Fund VS, (B)		Colonial International Horizons Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,973)	$(10,681)	$(6,084)	$(6,535)
Realized gain (loss)	(101,277)	(79,003)	(59,796)	(62,286)
Change in Unrealized appreciation (depreciation) during the year	4,838	(149,479)	(2,482)	(137,550)
Net increase (decrease) in net assets from operations	$(102,412)	$(239,163)	$(68,362)	$(206,371)

Contract transactions:
Payments received from contract owners	$200	$16,498	$-	$1,463
Transfers between subaccounts, net	(90,372)	(164,128)	(88,636)	(72,702)
Transfer for contract terminations and annuity payouts	(47,835)	(48,787)	(37,468)	(28,546)
Net increase (decrease) in net assets from contract transactions	$(138,007)	$(196,417)	$(126,104)	$(99,785)

Total increase (decrease) in net assets	$(240,419)	$(435,580)	$(194,466)	$(306,156)

Net assets at beginning of year	$564,041	$999,621	$530,571	$836,727
Net assets at end of year	$323,622	$564,041	$336,105	$530,571

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	Liberty All-Star Equity Fund, VS (B)		Crabbe Huson Real Estate Investment Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,170)	$(4,960)	$10,058	$13,979
Realized gain (loss)	(46,938)	9,778	13,287	9,664
Change in Unrealized appreciation (depreciation) during the year	(91,734)	(71,806)	(22,801)	27,147
Net increase (decrease) in net assets from operations	$(143,843)	$(66,988)	$544	$50,790

Contract transactions:
Payments received from contract owners	$21,276	$237,559	$9,789	$195,235
Transfers between subaccounts, net	(59,152)	150,481	(63,284)	(3,584)
Transfer for contract terminations and annuity payouts	(38,778)	(106,681)	(28,456)	(107,432)
Net increase (decrease) in net assets from contract transactions	$(76,654)	$281,359	$(81,951)	$84,219

Total increase (decrease) in net assets	$(220,497)	$214,371	$(81,407)	$135,009

Net assets at beginning of year	$512,632	$298,261	$386,013	$251,004
Net assets at end of year	$292,135	$512,632	$304,606	$386,013

	Wanger Foreign Forty Fund		Liberty Newport Japan Opportunities Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,748)	$(709)	$(66)	$(253)
Realized gain (loss)	(1,173)	2,011	(4,798)	(14,263)
Change in Unrealized appreciation (depreciation) during the year	(32,894)	(13,130)	4,578	7,382
Net increase (decrease) in net assets from operations	$(36,816)	$(11,828)	$(286)	$(7,134)

Contract transactions:
Payments received from contract owners	$166,602	$32,626	$-	$1,223
Transfers between subaccounts, net	6,061	101,836	7,655	(22,268)
Transfer for contract terminations and annuity payouts	(24,662)	(2,703)	(121)	(9,785)
Net increase (decrease) in net assets from contract transactions	$148,001	$131,759	$7,534	$(30,830)

Total increase (decrease) in net assets	$111,185	$119,931	$7,247	$(37,964)

Net assets at beginning of year	$121,277	$1,346	$5,094	$43,058
Net assets at end of year	$232,462	$121,277	$12,341	$5,094

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	MFS Research Series - IC		MFS Emerging Growth Series - IC
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(28,809)	$(54,448)	$(31,970)	$(53,934)
Realized gain (loss)	(538,046)	456,596	(1,267,999)	160,738
Change in Unrealized appreciation (depreciation) during the year	(249,840)	(1,488,971)	200,872	(2,001,349)
Net increase (decrease) in net assets from operations	$(816,695)	$(1,086,823)	$(1,099,097)	$(1,894,545)

Contract transactions:
Payments received from contract owners	$21,839	$34,539	$41,027	$26,004
Transfers between subaccounts, net	(403,272)	(191,540)	(429,076)	88,227
Transfer for contract terminations and annuity payouts	(335,707)	(328,958)	(321,398)	(402,324)
Net increase (decrease) in net assets from contract transactions	$(717,140)	$(485,959)	$(709,446)	$(288,093)

Total increase (decrease) in net assets	$(1,533,835)	$(1,572,782)	$(1,808,543)	$(2,182,638)

Net assets at beginning of year	$3,461,285	$5,034,067	$3,342,407	$5,525,045
Net assets at end of year	$1,927,450	$3,461,285	$1,533,864	$3,342,407

	MFS Investors Trust Series - SC7		MFS Emerging Growth Series - SC
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(20,157)	$(13,289)	$(20,938)	$(20,097)
Realized gain (loss)	(27,310)	(3,836)	(92,903)	71,741
Change in Unrealized appreciation (depreciation) during the year	(515,855)	(172,657)	(588,894)	(592,113)
Net increase (decrease) in net assets from operations	$(563,323)	$(189,782)	$(702,736)	$(540,469)

Contract transactions:
Payments received from contract owners	$577,383	$1,190,801	$165,738	$862,044
Transfers between subaccounts, net	124,672	670,999	(148,414)	765,417
Transfer for contract terminations and annuity payouts	(142,399)	(230,611)	(131,227)	(354,370)
Net increase (decrease) in net assets from contract transactions	$559,656	$1,631,189	$(113,903)	$1,273,091

Total increase (decrease) in net assets	$(3,666)	$1,441,407	$(816,638)	$732,622

Net assets at beginning of year	$2,071,938	$630,531	$1,956,724	$1,224,102
Net assets at end of year	$2,068,272	$2,071,938	$1,140,086	$1,956,724

7 Changed name from MFS Growth with Income Series SC May 1, 2001.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	MFS Investors Growth Stock Series - SC 8		MFS New Discovery Series - SC
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(17,495)	$(13,974)	$(12,915)	$(10,074)
Realized gain (loss)	(61,793)	8,345	(34,696)	26,998
Change in Unrealized appreciation (depreciation) during the year	(361,746)	(259,538)	(334,146)	(41,771)
Net increase (decrease) in net assets from operations	$(441,034)	$(265,167)	$(381,756)	$(24,847)

Contract transactions:
Payments received from contract owners	$152,407	$988,693	$229,512	$385,916
Transfers between subaccounts, net	(62,761)	486,867	(40,947)	323,631
Transfer for contract terminations and annuity payouts	(111,452)	(419,131)	(122,508)	(127,926)
Net increase (decrease) in net assets from contract transactions	$(21,806)	$1,056,429	$66,056	$581,621

Total increase (decrease) in net assets	$(462,839)	$791,262	$(315,700)	$556,774

Net assets at beginning of year	$1,458,308	$667,046	$1,067,085	$510,311
Net assets at end of year	$995,469	$1,458,308	$751,385	$1,067,085

	MFS Bond Series - IC		Rydex OTC Fund
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$39,124	$54,371	$(3,503)	$(3,759)
Realized gain (loss)	(749)	11,556	(3,995)	(52,073)
Change in Unrealized appreciation (depreciation) during the year	22,740	7,011	(126,612)	(62,794)
Net increase (decrease) in net assets from operations	$61,116	$72,938	$(134,110)	$(118,626)

Contract transactions:
Payments received from contract owners	$21,794	$4,948	$82,536	$98,004
Transfers between subaccounts, net	187,066	20,637	19,260	131,864
Transfer for contract terminations and annuity payouts	(262,409)	(384,145)	(51,554)	(28,383)
Net increase (decrease) in net assets from contract transactions	$(53,549)	$(358,560)	$50,242	$201,485

Total increase (decrease) in net assets	$7,566	$(285,622)	$(83,868)	$82,859

Net assets at beginning of year	$877,364	$1,162,986	$289,345	$206,486
Net assets at end of year	$884,930	$877,364	$205,477	$289,345

8 Changed name from MFS Growth Series SC May 1, 2001.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	SteinRoe Money Market Fund, VS (A)		SteinRoe Balanced Fund, VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(36,347)	$457,421	$230,635	$238,163
Realized gain (loss)	-	-	(1,144,564)	300,244
Change in Unrealized appreciation (depreciation) during the year	-	-	(620,871)	(2,183,058)
Net increase (decrease) in net assets from operations	$(36,347)	$457,421	$(1,534,801)	$(1,644,651)

Contract transactions:
Payments received from contract owners	$7,630,139	$25,810,694	$122,034	$264,723
Transfers between subaccounts, net	2,233,886	2,641,432	(1,558,625)	509,438
Transfer for contract terminations and annuity payouts	(12,435,847)	(13,621,355)	(1,819,006)	(1,779,694)
Net increase (decrease) in net assets from contract transactions	$(2,571,822)	$14,830,771	$(3,255,597)	$(1,005,533)

Total increase (decrease) in net assets	$(2,608,169)	$15,288,192	$(4,790,397)	$(2,650,184)

Net assets at beginning of year	$29,231,980	$13,943,788	$12,628,017	$15,278,201
Net assets at end of year	$26,623,811	$29,231,980	$7,837,620	$12,628,017

	SteinRoe Growth Stock Fund, VS (A)		Liberty Federal Securities Fund, VS (B) 9
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(95,836)	$(186,326)	$219,970	$25,327
Realized gain (loss)	(3,101,796)	2,206,540	(3,157)	2,380
Change in Unrealized appreciation (depreciation) during the year	(24,479)	(6,322,939)	838,948	103,535
Net increase (decrease) in net assets from operations	$(3,222,110)	$(4,302,725)	$1,055,762	$131,242

Contract transactions:
Payments received from contract owners	$81,896	$335,363	$4,640,235	$4,139,858
Transfers between subaccounts, net	(1,273,601)	(193,395)	7,803,622	3,220,262
Transfer for contract terminations and annuity payouts	(1,250,855)	(1,547,010)	(1,558,362)	(710,949)
Net increase (decrease) in net assets from contract transactions	$(2,442,560)	$(1,405,042)	$10,885,495	$6,649,171

Total increase (decrease) in net assets	$(5,664,671)	$(5,707,767)	$11,941,257	$6,780,413

Net assets at beginning of year	$11,242,820	$16,950,587	$7,595,284	$814,871
Net assets at end of year	$5,578,149	$11,242,820	$19,536,541	$7,595,284

9 Changed name from Stein Roe Mortgage Securities Fund May 1, 2001.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2002 and 2001

	SteinRoe Growth Stock Fund, VS (B)		SteinRoe Balanced Fund, VS (B)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(69,972)	$(66,709)	$80,584	$22,917
Realized gain (loss)	(299,571)	630,143	(56,380)	76,298
Change in Unrealized appreciation (depreciation) during the year	(1,635,056)	(1,920,022)	(923,091)	(472,988)
Net increase (decrease) in net assets from operations	$(2,004,598)	$(1,356,588)	$(898,887)	$(373,773)

Contract transactions:
Payments received from contract owners	$669,258	$2,181,632	$1,540,528	$3,471,898
Transfers between subaccounts, net	(229,699)	2,000,498	1,073,775	1,534,076
Transfer for contract terminations and annuity payouts	(584,126)	(576,881)	(829,938)	(1,092,321)
Net increase (decrease) in net assets from contract transactions	$(144,567)	$3,605,249	$1,784,365	$3,913,653

Total increase (decrease) in net assets	$(2,149,165)	$2,248,661	$885,478	$3,539,880

Net assets at beginning of year	$6,023,986	$3,775,325	$5,259,053	$1,719,173
Net assets at end of year	$3,874,821	$6,023,986	$6,144,531	$5,259,053

	Liberty Federal Securities Fund, VS (A) 9		SteinRoe Small Company Growth Fund, VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$135,672	$201,168	$(6,698)	$(8,146)
Realized gain (loss)	6,268	4,768	(21,437)	260,985
Change in Unrealized appreciation (depreciation) during the year	276,765	24,887	(126,688)	(324,341)
Net increase (decrease) in net assets from operations	$418,705	$230,823	$(154,823)	$(71,502)

Contract transactions:
Payments received from contract owners	$48,106	$21,440	$10,864	$2,364
Transfers between subaccounts, net	2,486,510	929,409	26,441	627
Transfer for contract terminations and annuity payouts	(929,072)	(627,861)	(89,217)	(29,345)
Net increase (decrease) in net assets from contract transactions	$1,605,544	$322,988	$(51,912)	$(26,354)

Total increase (decrease) in net assets	$2,024,248	$553,811	$(206,735)	$(97,856)

Net assets at beginning of year	$4,695,049	$4,141,238	$595,273	$693,129
Net assets at end of year	$6,719,297	$4,695,049	$388,538	$595,273

9 Changed name from Stein Roe Mortgage Securities Fund May 1, 2001.

See notes to Financial Statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements

1. Organization

On October 9, 2002, Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor"), which was a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life U.S."), and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"), an affiliate, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department. On December 31, 2002 at 5:00 p.m., Sun NY Predecessor and KBL completed the merger. Pursuant to the Merger Agreement, KBL merged with and into Sun NY Predecessor, with Sun NY Predecessor as the surviving company ("SLNY"), and SLNY issued 4,001 additional shares of common stock to Keyport in exchange for the assets and liabilities of KBL. As a result of the additional common stock issuance, SLNY is now a subsidiary of both Keyport and Sun Life U.S., with Keyport owning 67% of the common stock of SLNY. SLNY is licensed and authorized to write all the business that was previously being written by KBL and Sun NY Predecessor. The merger has no effect on the existing rights and benefits of policyholders or contract holders from either company. Keyport, KBL, Sun Life U.S., Sun NY Predecessor, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of Sun Life Assurance Company of Canada ("SLOC"). SLOC is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. ("SLF").

As a result of the merger, the name of the variable account was changed to Sun Life Insurance and Annuity Company of New York - KBL Variable Account A (previously known as Keyport Benefit Life Insurance Company - Variable Account A).

The KBL Variable Account A (the "Variable Account") is a segregated investment account of Sun Life Insurance and Annuity Company of New York (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 (as amended), and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers nine contracts: Keyport Advisor, Keyport Advisor Vista, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Vista, Keyport Optima, Keyport Latitude and Keyport Exeter (formerly known as Manning & Napier), distinguished principally by the level of expenses, surrender charges, and eligible fund options. The contracts and their respective eligible fund options are as follows:
Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM VI Growth Series I
Alger American Small Capitalization	AIM VI International Growth Series I
Portfolio	AIM VI Capital Appreciation Series I

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - IC	MFS Emerging Growth Series - IC
MFS Research Series - IC	MFS Research Series - IC
MFS Bond Series - IC

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Balanced Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	SteinRoe Small Company Growth Fund, VS (A)
SteinRoe Small Company Growth Fund, VS (A)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Advisor Variable Annuity (continued)	Keyport Advisor Vista Variable Annuity (continued)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial U.S. Growth & Income Fund, VS (A)	Colonial U.S. Growth & Income Fund, VS (A)
Liberty Value Fund, VS (A)	Liberty Value Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	Colonial Strategic Income Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)	Liberty All-Star Equity Fund, VS (A)
SteinRoe Global Utilities Fund, VS (A)	SteinRoe Global Utilities Fund, VS (A)
Colonial International Fund for Growth, VS (A)	Colonial High Yield Securities Fund, VS (A)
Newport Tiger Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Premier Growth Portfolio (A)	Alliance Premier Growth Portfolio (A)
Alliance Global Bond Portfolio (A)	Alliance Global Bond Portfolio (A)
Alliance Growth and Income Portfolio (A)
Alliance Real Estate Investment Portfolio (A)

Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Premier Equity Series I	AIM VI Premier Equity Series I
AIM VI Capital Appreciation Series I	AIM VI Growth Series I
AIM VI Capital Appreciation Series I

Alger American Fund:	Brinson Series Trust:
Alger American Growth Portfolio	UBS Global AM Tactical Allocation Portfolio (I)
Alger American Small Capitalization Portfolio

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Premier Growth Portfolio (B)	Alliance Global Bond Portfolio (B)
Alliance Global Bond Portfolio (B)	Alliance Growth and Income Portfolio (B)
Alliance Technology Portfolio (B)	Alliance Technology Portfolio (B)
Alliance Premier Growth Portfolio (B)
Alliance International Portfolio (B)

Franklin Templeton:	Franklin Templeton:
Templeton Developing Markets Sec Fund 2	Templeton Developing Markets Sec Fund 2

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial U.S. Growth & Income Fund, VS (A)	Colonial U.S. Growth & Income Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	Liberty All-Star Equity Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)	SteinRoe Global Utilities Fund, VS (A)
SteinRoe Global Utilities Fund, VS (A)	Colonial High Yield Securities Fund, VS (A)
Colonial High Yield Securities Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Newport Tiger Fund, VS (A)	Colonial International Horizons Fund, VS (B)
Colonial Small Cap Value Fund, VS (A)	Crabbe Huson Real Estate
Colonial International Horizons Fund, VS (B)	Investment Fund, VS (B)
Colonial Global Equity Fund, VS (B)
Crabbe Huson Real Estate Investment Fund, VS (B)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Advisor Charter Variable Annuity (continued)	Keyport Advisor Optima Variable Annuity (continued)

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Balanced Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	Liberty Federal Securities Fund, VS (A)

Keyport Charter Variable Annuity	Keyport Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Series I	AIM VI Capital Appreciation Series I
AIM VI International Growth Series I	AIM VI International Growth Series I
AIM VI Premier Equity Series I	AIM VI Premier Equity Series I

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
SteinRoe Balanced Fund, VS (B)	SteinRoe Balanced Fund, VS (B)
Liberty Federal Securities Fund, VS (B)	Liberty Federal Securities Fund, VS (B)
SteinRoe Growth Stock Fund, VS (B)	SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial High Yield Securities Fund, VS (B)	Colonial High Yield Securities Fund, VS (B)
Colonial Small Cap Value Fund, VS (B)	Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)	Colonial Strategic Income Fund, VS (B)
Colonial U.S. Growth and Income Fund, VS (B)	Colonial U.S. Growth and Income Fund, VS (B)
Crabbe Huson Real Estate Investment	Crabbe Huson Real Estate Investment
Fund, VS (B)	Fund, VS (B)
Liberty All-Star Equity Fund, VS (B)	Liberty All-Star Equity Fund, VS (B)
Liberty Newport Japan Opportunities Fund, VS (B)	Liberty Newport Japan Opportunities Fund, VS (B)
Liberty S&P 500 Index Fund, VS (B)	Liberty S&P 500 Index Fund, VS (B)
Liberty Select Value Fund, VS (B)	Liberty Select Value Fund, VS (B)
Liberty Value Fund, VS (B)	Liberty Value Fund, VS (B)
Newport Tiger Fund, VS (B)	Newport Tiger Fund, VS (B)
Rydex Financial Services Fund, VS (B)	Rydex Financial Services Fund, VS (B)
Rydex Health Care Fund, VS (B)	Rydex Health Care Fund, VS (B)
Wanger Foreign Forty Fund	Wanger Foreign Forty Fund
Wanger International Small Cap Fund	Wanger International Small Cap Fund
Wanger Twenty Fund	Wanger Twenty Fund
Wanger US Smaller Companies Fund	Wanger US Smaller Companies Fund

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Growth & Income Portfolio (B)	Alliance Growth & Income Portfolio (B)
Alliance Premier Growth Portfolio (B)	Alliance Premier Growth Portfolio (B)
Alliance Technology Portfolio (B)	Alliance Technology Portfolio (B)
Alliance Worldwide Privatization Portfolio (B)	Alliance Worldwide Privatization Portfolio (B)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity (continued)	Keyport Vista Variable Annuity (continued)

Fidelity VIP Funds:	Fidelity VIP Funds:
Fidelity VIP Equity Income Fund - SC2	Fidelity VIP Equity Income Fund - SC2
Fidelity VIP III Growth Opportunities Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2
Fidelity VIP III Dynamic Capital Appreciation	Fidelity VIP III Dynamic Capital Appreciation
Fund - SC2	Fund - SC2

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - SC	MFS Emerging Growth Series - SC
MFS Investors Growth Stock Series - SC	MFS Investors Growth Stock Series - SC
MFS Investors Trust Series - SC	MFS Investors Trust Series - SC
MFS New Discovery Series - SC	MFS New Discovery Series - SC

Rydex Variable Trust:	Rydex Variable Trust:
Rydex OTC Fund	Rydex OTC Fund

Keyport Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	Alliance Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Series I	Alliance Growth & Income Portfolio (B)
AIM VI International Growth Series I	Alliance Premier Growth Portfolio (B)
AIM VI Premier Equity Series I	Alliance Growth Portfolio (B)
Alliance International Portfolio (B)

SteinRoe Variable Investment Trust (SRVIT):	MFS Variable Insurance Trust:
SteinRoe Money Market Fund, VS (A)	MFS Emerging Growth Series - SC
SteinRoe Balanced Fund, VS (B)	MFS Investors Growth Stock Series - SC
Liberty Federal Securities Fund, VS (B)	MFS Investors Trust Series - SC
SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Brinson Series Trust:
Colonial High Yield Securities Fund, VS (B)	UBS Global AM Tactical Allocation Portfolio (I)
Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)
Crabbe Huson Real Estate Investment
Fund, VS (B)
Liberty All-Star Equity Fund, VS (B)
Newport Tiger Fund, VS (B)

Keyport Exeter Variable Annuity

Exeter Insurance Fund, Inc:	SteinRoe Variable Investment Trust (SRVIT):
Exeter Growth Fund	SteinRoe Money Market Fund, VS (A)
Exeter Moderate Growth Fund

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Latitude Variable Annuity

AIM Variable Insurance Funds, Inc:	Alliance Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Series I	Alliance Growth & Income Portfolio (B)
AIM VI International Growth Series I	Alliance Premier Growth Portfolio (B)
AIM VI Premier Equity Series I	Alliance Technology Portfolio (B)
Alliance Worldwide Privatization Portfolio (B)

SteinRoe Variable Investment Trust (SRVIT):	MFS Variable Insurance Trust:
SteinRoe Money Market Fund, VS (A)	MFS Emerging Growth Series - SC
SteinRoe Balanced Fund, VS (B)	MFS Investors Growth Stock Series - SC
Liberty Federal Securities Fund, VS (B)	MFS Investors Trust Series - SC
SteinRoe Growth Stock Fund, VS (B)	MFS New Discovery Series - SC

Liberty Variable Investment Trust (LVIT):	Fidelity VIP Funds:
Colonial High Yield Securities Fund, VS (B)	Fidelity VIP Equity Income Fund - SC2
Colonial Small Cap Value Fund, VS (B)	Fidelity VIP III Growth Opportunities Fund - SC2
Colonial Strategic Income Fund, VS (B)	Fidelity VIP III Dynamic Capital Appreciation
Colonial U.S. Growth & Income Fund, VS (B)	Fund - SC2
Crabbe Huson Real Estate Investment Fund, VS (B)
Liberty All-Star Equity Fund, VS (B)	Rydex Variable Trust:
Liberty Newport Japan Opportunity Fund, VS (B)	Rydex OTC Fund
Liberty S&P 500 Index Fund, VS (B)
Liberty Select Value Fund, VS (B)
Liberty Value Fund, VS (B)
Newport Tiger Fund, VS (B)
Rydex Financial Services Fund, VS (B)
Rydex Health Care Fund, VS (B)
Wanger Foreign Forty Fund
Wanger International Small Cap Fund
Wanger Twenty Fund
Wanger US Small Cap Fund

On May 1, 2002 the fund names for AIM International Equity, AIM Value, Brinson Tactical Allocation and Wanger US Small Cap were changed to AIM International Growth, AIM Premier Equity, UBS Global AM Tactical Allocation and Wanger US Smaller Companies respectively.

On September 4, 2001, the fund names for Mitchell Hutchins Tactical Allocation was changed to Brinson Tactical Allocation. On October 26, 2001, Mitchell Hutchins Growth, Balance, Growth & Income, Global Equity and Strategic Income Portfolio were closed and funds from these mutual funds were transferred to Alliance Growth Portfolio, Total Return, Growth and Income Portfolio, Alliance International Portfolio and Alliance Global Bond Portfolio, respectively.

On May 1, 2001, the fund names for Stein Roe Mortgage Securities Fund, MFS Growth with Income, MFS Growth were changed to Liberty Federal Securities Fund, MFS Investors Trust, MFS Investors Growth Stock respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the State of New York. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, a provision for income taxes has not been provided.

3. Expenses

Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter and Keyport Optima and Keyport Latitude Variable Annuity

There are not any sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contract holder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of the contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of the contract value.

Optional riders are available for Keyport Advisor Charter and Keyport Advisor Optima. If elected, a yearly charge of 0.35% for a guaranteed income benefit rider, 0.05% for an enhanced death benefit (if purchased with the guaranteed income benefit rider) and 0.10% for an enhanced death benefit (if purchased without the guaranteed income benefit rider) are deducted.

Keyport Advisor Vista Variable and Keyport Vista

There are not any sales charges at the time of purchase, contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of the contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of the contract value.

Keyport Exeter Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.35% of contract value.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

4. Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc. (Stein Roe) is the investment advisor to the SteinRoe Variable Investment Trust "SRVIT". Liberty Advisory Services Corporation (LASC) is the investment advisor to the LVIT. Colonial Management Associates, Inc. (Colonial) is the investment sub-advisor to the LVIT. Keyport Financial Services Corp. (KFSC) is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is based upon the fair value of the mutual funds.

KFSC was a wholly owned subsidiary of LASC until October 31, 2001 at which time LASC transferred its ownership in KFSC in the form of dividend to the Company which transferred its ownership of LASC to Liberty Financial Companies, Inc. LASC was a wholly owned subsidiary of Keyport Life and, Stein Roe and Colonial were affiliates of the Company through October 31, 2001. On November 1, 2001, the Company was sold to Sun Life Financial of Canada (U.S.) Holdings, Inc., an indirect subsidiary of Sun Life Assurance Company of Canada, which is a subsidiary of Sun Life Financial Services, Inc. As a result of this transaction, Massachusetts Financial Services Company (MFS) is now an affiliate of Keyport Life and provides funding vehicles for the Variable Account.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values

A summary of the units outstanding, unit values, net assets, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for the year ended December 31, 2002 and 2001 are as follows:

	At December 31, 2002 and 2001					For the year ended December 31, 2002 and 2001
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units 4	Lowest to highest			Assets	Ratio 1	Lowest to highest			Lowest to highest
AIM VI Capital Appreciation Series I
December 31, 2002	262,904	$7.843	to	$7.963	$2,064,384	0.00%	1.24%	to	1.39%	-25.40%	to	-25.29%
December 31, 2001	333,831	10.514	to	10.658	3,513,293	0.00%	1.24%	to	1.39%	-24.35%	to	-24.23%

AIM VI Growth Series I
December 31, 2002	68,413	5.484	to	5.514	375,241	0.00%	1.24%	to	1.39%	-31.93%	to	-31.82%
December 31, 2001	97,506	8.056	to	8.088	785,638	0.20%	1.24%	to	1.39%	-34.80%	to	-34.71%

AIM VI International Growth Series I
December 31, 2002	575,031	5.085	to	6.957	3,890,034	0.60%	1.24%	to	1.39%	-16.84%	to	-16.72%
December 31, 2001	523,853	6.105	to	8.366	4,274,558	0.37%	1.24%	to	1.39%	-24.60%	to	-24.48%

AIM VI Premier Equity Series I
December 31, 2002	690,451	5.594	to	7.072	3,889,654	0.32%	1.24%	to	1.39%	-31.22%	to	-31.12%
December 31, 2001	769,827	8.133	to	10.283	6,306,900	0.14%	1.24%	to	1.39%	-13.78%	to	-10.79%

Alger American Growth Portfolio
December 31, 2002	328,343	11.421	to	11.526	3,751,860	0.04%	1.24%	to	1.39%	-33.92%	to	-33.82%
December 31, 2001	503,839	17.283	to	17.416	8,713,527	0.24%	1.24%	to	1.39%	-13.04%	to	-12.91%

Alger American Small Capitalization Portfolio
December 31, 2002	170,241	6.514	to	6.529	1,109,533	0.00%	1.24%	to	1.39%	-27.24%	to	-27.14%
December 31, 2001	222,337	8.954	to	8.960	1,991,028	0.05%	1.24%	to	1.39%	-30.49%	to	-30.39%

Alliance Global Bond Portfolio (A)
December 31, 2002	180,062	11.542	to	11.673	2,083,565	1.17%	1.24%	to	1.39%	15.30%	to	15.47%
December 31, 2001	210,551	10.010	to	10.109	2,112,939	0.00%	1.24%	to	1.39%	-1.66%	to	-1.51%

Alliance Global Bond Portfolio (B)
December 31, 2002	42,628	11.384	to	11.444	486,043	0.88%	1.24%	to	1.39%	14.98%	to	15.15%
December 31, 2001	44,555	9.901	to	9.938	441,354	0.00%	1.24%	to	1.39%	-1.93%	to	-1.78%

Alliance Growth & Income Portfolio (A)
December 31, 2002	137,375	10.223	to	10.223	1,404,431	0.67%	1.39%	to	1.39%	-23.13%	to	-23.13%
December 31, 2001	176,873	13.299	to	13.299	2,352,296	0.60%	1.39%	to	1.39%	-1.04%	to	-1.04%

Alliance Growth & Income Portfolio (B)
December 31, 2002	692,558	7.556	to	8.149	5,607,892	0.56%	1.24%	to	1.39%	-23.34%	to	-23.23%
December 31, 2001	581,200	9.856	to	10.614	6,134,501	0.51%	1.24%	to	1.39%	-2.67%	to	0.56%

Alliance Growth Portfolio (B)
December 31, 2002	600	7.406	to	7.419	4,450	0.00%	1.24%	to	1.39%	-29.26%	to	-29.15%
December 31, 2001 5	682	10.469	to	10.472	7,141	0.00%	1.24%	to	1.39%	4.69%	to	4.72%

Alliance International Portfolio (B)
December 31, 2002	865	8.584	to	8.600	7,426	0.00%	1.24%	to	1.39%	-16.67%	to	-16.54%
December 31, 2001 5	971	10.301	to	10.304	10,002	0.00%	1.24%	to	1.39%	3.01%	to	3.04%

Alliance Premier Growth Portfolio (A)
December 31, 2002	563,790	7.316	to	11.886	6,514,327	0.00%	1.24%	to	1.39%	-31.60%	to	-31.50%
December 31, 2001	779,297	10.696	to	17.352	13,190,280	0.00%	1.24%	to	1.39%	-18.36%	to	-18.23%

Alliance Premier Growth Portfolio (B)
December 31, 2002	976,201	5.135	to	7.004	5,121,681	0.00%	1.24%	to	1.39%	-31.80%	to	-31.70%
December 31, 2001	1,153,341	7.529	to	10.269	8,870,811	0.00%	1.24%	to	1.39%	-18.55%	to	-15.30%

Alliance Real Estate Investment Portfolio (A)
December 31, 2002	18,175	11.658	to	11.658	211,872	2.49%	1.39%	to	1.39%	1.18%	to	1.18%
December 31, 2001	19,775	11.521	to	11.521	227,826	3.42%	1.39%	to	1.39%	9.26%	to	9.26%

Alliance Technology Portfolio (B)
December 31, 2002	502,976	4.613	to	17.682	2,446,251	0.00%	1.24%	to	1.39%	-42.61%	to	-42.53%
December 31, 2001	625,303	8.038	to	17.682	5,299,104	0.00%	1.24%	to	1.39%	-26.49%	to	-26.38%

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)

	At December 31, 2002 and 2001					For the year ended December 31, 2002 and 2001
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
Units 4		Lowest to highest			Assets	Ratio 1	Lowest to highest			Lowest to highest
Alliance Worldwide Privatization Portfolio (B)
December 31, 2002	17,977	$6.372	to	$6.397	$114,562	2.09%	1.24%	to	1.39%	-5.58%	to	-5.44%
December 31, 2001	12,979	6.749	to	6.765	87,598	0.11%	1.24%	to	1.39%	-18.43%	to	-18.31%

Colonial Global Equity Fund, VS (B)
December 31, 2002	62,700	5.158	to	5.185	323,622	0.00%	1.24%	to	1.39%	-21.19%	to	-21.07%
December 31, 2001	86,147	6.545	to	6.570	564,041	0.00%	1.24%	to	1.39%	-25.63%	to	-25.51%

Colonial High Yield Securities Fund, VS (A)
December 31, 2002	169,410	8.074	to	8.118	1,368,161	6.93%	1.24%	to	1.39%	-5.12%	to	-4.97%
December 31, 2001	220,988	8.509	to	8.542	1,880,778	9.18%	1.24%	to	1.39%	-4.02%	to	-3.88%

Colonial High Yield Securities Fund, VS (B)
December 31, 2002	281,307	8.045	to	8.088	2,264,386	8.74%	1.24%	to	1.39%	-5.09%	to	-4.95%
December 31, 2001	220,965	8.476	to	8.509	1,873,420	17.61%	1.24%	to	1.39%	-4.17%	to	-4.02%

Colonial International Fund for Growth, VS (A)
December 31, 2002	114,778	7.646	to	8.309	890,367	0.33%	1.24%	to	1.39%	-14.55%	to	-14.42%
December 31, 2001	132,610	8.948	to	9.710	1,204,622	0.00%	1.24%	to	1.39%	-25.41%	to	-25.29%

Colonial International Horizons Fund, VS (B)
December 31, 2002	55,854	6.016	to	6.047	336,105	0.04%	1.24%	to	1.39%	-14.14%	to	-14.01%
December 31, 2001	75,716	7.006	to	7.032	530,571	0.39%	1.24%	to	1.39%	-24.40%	to	-24.28%

Colonial Small Cap Value Fund, VS (A)
December 31, 2002	85,998	10.511	to	10.568	904,578	0.19%	1.24%	to	1.39%	-7.50%	to	-7.37%
December 31, 2001	90,460	11.364	to	11.408	1,028,558	0.34%	1.24%	to	1.39%	7.78%	to	7.94%

Colonial Small Cap Value Fund, VS (B)
December 31, 2002	137,886	10.509	to	10.566	1,449,526	0.17%	1.24%	to	1.39%	-7.44%	to	-7.30%
December 31, 2001	128,309	11.354	to	11.398	1,457,086	0.43%	1.24%	to	1.39%	7.69%	to	7.85%

Colonial Strategic Income Fund, VS (A)
December 31, 2002	537,483	11.032	to	15.585	8,280,958	7.58%	1.24%	to	1.39%	7.03%	to	7.19%
December 31, 2001	622,811	10.307	to	14.539	8,957,013	8.17%	1.24%	to	1.39%	2.35%	to	2.50%

Colonial Strategic Income Fund, VS (B)
December 31, 2002	307,974	10.964	to	15.488	4,605,841	8.72%	1.24%	to	1.39%	6.71%	to	6.87%
December 31, 2001	212,640	10.274	to	14.493	2,943,148	14.27%	1.24%	to	1.39%	2.22%	to	2.37%

Colonial US Growth & Income Fund, VS (A)
December 31, 2002	360,097	9.183	to	21.151	7,458,130	1.08%	1.24%	to	1.39%	-23.03%	to	-22.92%
December 31, 2001	446,853	11.931	to	27.438	12,027,681	0.99%	1.24%	to	1.39%	-1.98%	to	-1.84%

Colonial US Growth & Income Fund, VS (B)
December 31, 2002	222,804	9.162	to	21.102	4,595,747	1.30%	1.24%	to	1.39%	-23.14%	to	-23.02%
December 31, 2001	144,059	11.920	to	27.412	3,779,967	1.83%	1.24%	to	1.39%	-2.03%	to	-1.88%

Crabbe Huson Real Estate Investment Fund, VS (B)
December 31, 2002	26,686	11.057	to	11.652	304,606	4.32%	1.24%	to	1.39%	-0.97%	to	-0.82%
December 31, 2001	33,520	11.165	to	11.766	386,013	5.06%	1.24%	to	1.39%	0.00%	to	12.99%

Exeter Growth Fund
December 31, 2002	0	15.183	to	15.183	0	3.12%	0.35%	to	0.35%	-11.22%	to	-11.22%
December 31, 2001	2,859	17.103	to	17.103	48,888	3.74%	0.35%	to	0.35%	4.97%	to	4.97%

Exeter Moderate Growth Fund
December 31, 2002	3,038	13.730	to	13.730	41,706	0.00%	0.35%	to	0.35%	-5.73%	to	-5.73%
December 31, 2001	0	14.565	to	14.565	0	0.00%	0.35%	to	0.35%	3.05%	to	3.05%

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
December 31, 2002	2,399	7.693	to	7.712	18,454	0.12%	1.24%	to	1.39%	-8.83%	to	-8.69%
December 31, 2001	0	8.438	to	8.447	0	0.00%	1.24%	to	1.39%	-15.53%	to	-15.53%

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)

At December 31, 2002 and 2001						For the year ended December 31, 2002 and 2001
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
Units 4		Lowest to highest			Assets	Ratio 1	Lowest to highest			Lowest to highest
Fidelity VIP Equity Income Fund - SC2
December 31, 2002	445,728	$8.217	to	$8.248	$3,663,818	1.37%	1.24%	to	1.39%	-18.30%	to	-18.17%
December 31, 2001	300,109	10.057	to	10.080	3,018,730	0.83%	1.24%	to	1.39%	-6.54%	to	-6.40%

Fidelity VIP III Growth Opportunities Fund - SC2
December 31, 2002	258,485	5.395	to	5.416	1,394,746	0.77%	1.24%	to	1.39%	-23.09%	to	-22.97%
December 31, 2001	210,784	7.015	to	7.031	1,478,768	0.21%	1.24%	to	1.39%	-15.83%	to	-15.70%

Liberty All-Star Equity Fund, VS (A)
December 31, 2002	294,233	7.566	to	8.351	2,438,126	0.16%	1.24%	to	1.39%	-27.06%	to	-26.95%
December 31, 2001	370,360	10.373	to	11.431	4,207,872	0.25%	1.24%	to	1.39%	-13.95%	to	-13.82%

Liberty All-Star Equity Fund, VS (B)
December 31, 2002	35,206	7.573	to	8.358	292,135	0.15%	1.24%	to	1.39%	-26.99%	to	-26.88%
December 31, 2001	45,335	10.372	to	11.430	512,632	0.31%	1.24%	to	1.39%	-14.03%	to	-13.90%

Liberty Federal Securities Fund, VS (A)
December 31, 2002	285,406	23.449	to	24.652	6,719,297	3.91%	1.24%	to	1.39%	8.23%	to	8.40%
December 31, 2001	216,274	21.665	to	22.743	4,695,049	5.96%	1.24%	to	1.39%	5.55%	to	5.71%

Liberty Federal Securities Fund, VS (B)
December 31, 2002	836,459	23.291	to	24.487	19,536,541	3.03%	1.24%	to	1.39%	8.07%	to	8.24%
December 31, 2001	351,999	21.551	to	22.624	7,595,284	2.10%	1.24%	to	1.39%	5.28%	to	5.44%

Liberty Newport Japan Opportunities Fund, VS (B)
December 31, 2002	3,196	3.847	to	3.862	12,341	0.00%	1.24%	to	1.39%	-14.81%	to	-14.68%
December 31, 2001	1,128	4.516	to	4.526	5,094	0.00%	1.24%	to	1.39%	-33.05%	to	-32.95%

Liberty S&P 500 Index Fund, VS (B)
December 31, 2002	653,787	5.891	to	5.913	3,852,220	0.92%	1.24%	to	1.39%	-23.82%	to	-23.70%
December 31, 2001	455,071	7.732	to	7.750	3,519,778	0.73%	1.24%	to	1.39%	-13.37%	to	-13.24%

Liberty Select Value Fund, VS (B)
December 31, 2002	335,839	9.408	to	9.444	3,160,167	0.10%	1.24%	to	1.39%	-12.44%	to	-12.30%
December 31, 2001	144,479	10.744	to	10.769	1,552,430	0.52%	1.24%	to	1.39%	2.04%	to	2.19%

Liberty Value Fund, VS (A)
December 31, 2002	303,481	9.449	to	20.120	5,856,432	1.20%	1.24%	to	1.39%	-21.63%	to	-21.52%
December 31, 2001	388,112	12.057	to	25.635	9,545,694	1.26%	1.24%	to	1.39%	-1.57%	to	-1.42%

Liberty Value Fund, VS (B)
December 31, 2002	56,279	9.386	to	19.986	1,095,358	1.37%	1.24%	to	1.39%	-21.80%	to	-21.68%
December 31, 2001	32,318	12.003	to	25.520	803,259	2.28%	1.24%	to	1.39%	-1.82%	to	-1.67%

MFS Bond Series - IC
December 31, 2002	71,775	12.329	to	12.329	884,930	5.95%	1.39%	to	1.39%	7.42%	to	7.42%
December 31, 2001	76,440	11.478	to	11.478	877,364	6.82%	1.39%	to	1.39%	7.20%	to	7.20%

MFS Emerging Growth Series - IC
December 31, 2002	168,600	6.867	to	9.234	1,533,864	0.00%	1.24%	to	1.39%	-34.68%	to	-34.58%
December 31, 2001	239,880	10.513	to	14.114	3,342,407	0.00%	1.24%	to	1.39%	-34.41%	to	-34.31%

MFS Emerging Growth Series - SC
December 31, 2002	126,013	6.839	to	9.196	1,140,086	0.00%	1.24%	to	1.39%	-34.77%	to	-34.67%
December 31, 2001	140,985	10.484	to	14.076	1,956,724	0.00%	1.24%	to	1.39%	-34.54%	to	-34.44%

MFS Investors Growth Stock Series - SC
December 31, 2002	214,170	4.647	to	4.665	995,468	0.00%	1.24%	to	1.39%	-28.72%	to	-28.61%
December 31, 2001	223,654	6.519	to	6.534	1,458,308	0.06%	1.24%	to	1.39%	-25.88%	to	-25.76%

MFS Investors Trust Series - SC
December 31, 2002	332,198	6.226	to	6.249	2,068,272	0.45%	1.24%	to	1.39%	-22.24%	to	-22.13%
December 31, 2001	258,753	8.007	to	8.025	2,071,938	0.35%	1.24%	to	1.39%	-17.27%	to	-17.14%

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)

	At December 31, 2002 and 2001						For the year ended December 31, 2002 and 2001
							Investment
		Unit Fair Value			Net		Income	Expense Ratio 2			Total Return 3
	Units 4	Lowest to highest			Assets		Ratio 1	Lowest to highest			Lowest to highest
MFS New Discoveries Series - SC
December 31, 2002	131,278	$5.723	to	$5.745	$751,385		0.00%	1.24%	to	1.39%	-32.74%	to	-32.64%
December 31, 2001	125,372	8.510	to	8.530	1,067,085		0.00%	1.24%	to	1.39%	-6.57%	to	-6.43%

MFS Research Series - IC
December 31, 2002	202,331	7.188	to	9.641	1,927,450		0.28%	1.24%	to	1.39%	-25.58%	to	-25.47%
December 31, 2001	270,467	9.659	to	12.936	3,461,285		0.01%	1.24%	to	1.39%	-22.35%	to	-22.23%

Newport Tiger Fund, VS (A)
December 31, 2002	58,211	6.526	to	7.202	414,624		0.89%	1.24%	to	1.39%	-18.11%	to	-17.99%
December 31, 2001	91,219	7.958	to	8.782	794,064		0.69%	1.24%	to	1.39%	-19.62%	to	-19.50%

Newport Tiger Fund, VS (B)
December 31, 2002	8,063	6.639	to	7.327	58,728		49.00%	1.24%	to	1.39%	-18.84%	to	-18.72%
December 31, 2001	134,223	8.167	to	9.014	1,201,012		0.15%	1.24%	to	1.39%	-17.82%	to	-17.69%

Rydex Financial Services Fund, VS (B)
December 31, 2002	78,431	8.914	to	8.948	699,369		0.61%	1.24%	to	1.39%	-15.12%	to	-14.99%
December 31, 2001	77,586	10.501	to	10.525	814,890		0.57%	1.24%	to	1.39%	-13.36%	to	-13.23%

Rydex Health Care Fund, VS (B)
December 31, 2002	134,685	7.615	to	7.644	1,025,806		0.00%	1.24%	to	1.39%	-20.84%	to	-20.72%
December 31, 2001	118,912	9.620	to	9.642	1,143,948		0.00%	1.24%	to	1.39%	-13.18%	to	-13.05%

Rydex OTC Fund
December 31, 2002	91,469	2.246	to	2.254	205,477		0.00%	1.24%	to	1.39%	-39.70%	to	-39.61%
December 31, 2001	77,697	3.724	to	3.733	289,345		0.00%	1.24%	to	1.39%	-36.08%	to	-35.98%

SteinRoe Balanced Fund, VS (A)
December 31, 2002	353,744	9.060	to	23.597	7,837,620		3.62%	1.24%	to	1.39%	-12.95%	to	-12.82%
December 31, 2001	493,937	10.408	to	27.065	12,628,017		3.06%	1.24%	to	1.39%	-10.45%	to	-10.32%

SteinRoe Balanced Fund, VS (B)
December 31, 2002	273,250	9.007	to	23.457	6,144,531		2.72%	1.24%	to	1.39%	-13.16%	to	-13.03%
December 31, 2001	204,712	10.371	to	26.971	5,259,053		1.98%	1.24%	to	1.39%	-10.65%	to	-10.52%

SteinRoe Global Utilities Fund, VS (A)
December 31, 2002	204,377	8.677	to	14.299	2,857,440		2.88%	1.24%	to	1.39%	-14.52%	to	-14.39%
December 31, 2001	272,722	10.151	to	16.703	4,464,581		1.50%	1.24%	to	1.39%	-15.21%	to	-15.08%

SteinRoe Growth Stock Fund, VS (A)
December 31, 2002	214,027	6.798	to	28.368	5,578,149		0.23%	1.24%	to	1.39%	-31.12%	to	-31.02%
December 31, 2001	297,394	9.870	to	41.125	11,242,820		0.00%	1.24%	to	1.39%	-25.66%	to	-25.55%

SteinRoe Growth Stock Fund, VS (B)
December 31, 2002	145,079	6.763	to	28.219	3,874,821		0.00%	1.24%	to	1.39%	-31.23%	to	-31.13%
December 31, 2001	158,589	9.834	to	40.973	6,023,986		0.00%	1.24%	to	1.39%	-25.83%	to	-25.72%

SteinRoe Money Market Fund, VS (A)
December 31, 2002	1,694,345	11.241	to	15.891	26,623,811		1.25%	0.00%	to	1.39%	-0.15%	to	1.25%
December 31, 2001	1,853,854	11.257	to	15.891	29,158,129	6	3.28%	0.00%	to	1.39%	2.19%	to	3.63%

SteinRoe Small Company Growth Fund, VS (A)
December 31, 2002	17,252	7.877	to	23.193	388,538		0.00%	1.24%	to	1.39%	-25.33%	to	-25.22%
December 31, 2001	19,419	10.549	to	31.015	595,273		0.00%	1.24%	to	1.39%	-11.28%	to	-11.14%

Templeton Developing Markets Sec Fund 2
December 31, 2002	27,656	6.290	to	6.323	174,002		1.38%	1.24%	to	1.39%	-1.53%	to	-1.38%
December 31, 2001	36,411	6.387	to	6.411	232,747		0.84%	1.24%	to	1.39%	-9.36%	to	-9.22%

UBS Global AM Tactical Allocation
December 31, 2002	5,395	6.621	to	7.094	36,400		0.56%	1.24%	to	1.39%	-24.02%	to	-23.91%
December 31, 2001	6,600	8.714	to	9.323	59,089		2.35%	1.24%	to	1.39%	-13.76%	to	-13.63%

Wanger Foreign Forty Fund
December 31, 2002	39,642	5.862	to	5.882	232,462		0.00%	1.24%	to	1.39%	-16.46%	to	-16.34%
December 31, 2001	17,282	7.017	to	7.030	121,277		0.06%	1.24%	to	1.39%	-27.63%	to	-27.52%

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)

	At December 31, 2002 and 2001					For the year ended December 31, 2002 and 2001
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units 4	Lowest to highest			Assets	Ratio 1	Lowest to highest			Lowest to highest
Wanger International Small Cap Fund
December 31, 2002	225,927	$ 5.900	to	$5.920	$1,333,370	0.00%	1.24%	to	1.39%	-15.02%	to	-14.98%
December 31, 2001	191,753	6.943	to	6.956	1,331,505	0.00%	1.24%	to	1.39%	-22.45%	to	-22.14%

Wanger Twenty Fund
December 31, 2002	119,887	10.185	to	$10.219	1,221,577	0.00%	1.24%	to	1.39%	-8.89%	to	-8.76%
December 31, 2001	55,537	11.180	to	11.200	621,080	0.00%	1.24%	to	1.39%	7.57%	to	7.74%

Wanger US Smaller Companies Fund
December 31, 2002	446,904	9.499	to	9.530	4,245,916	0.00%	1.24%	to	1.39%	-17.96%	to	-17.84%
December 31, 2001	203,609	11.578	to	11.599	2,357,995	0.02%	1.24%	to	1.39%	9.84%	to	10.00%

1 These amounts represent the dividends and other income received by the subaccount from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

.

2 These ratio ranges represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 These return ranges represent the total returns for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return ratio does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return ratio is calculated for the period indicated or from the effective date through the end of the reporting period

4 These units represent both the deferred and the payout units of the underlined sub-accounts. However the units in the statements of asset and liability detail only the deferred units of the sub-account of the variable account.

5 From the period October 26, 2001 (commencement of operations) to December 31, 2001.

6 These net assets do not include seed money retained by the Company. The seed money was invested by the Company in certain subaccounts that required funds to commence operations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities

The cost of mutual funds purchased and proceeds from mutual funds sold by the Variable Account during 2002 are shown below:

	Purchases	Sales
AIM VI Premier Equity Series I	$782,205	$1,242,496

AIM VI International Growth Series I	6,523,327	6,255,116

AIM VI Capital Appreciation Series I	262,643	914,280

AIM VI Growth Series I	7,486	194,606

Alger American Growth Portfolio	247,423	2,641,986

Alger American Small Capitalization Portfolio	118,578	512,679

Alliance Premier Growth Portfolio (A)	1,049,465	2,103,580

Alliance Premier Growth Portfolio (B)	375,933	3,288,852

Alliance Growth and Income Portfolio (B)	2,780,048	1,384,743

Alliance Technology Portfolio (B)	452,459	1,150,328

Alliance Growth and Income Portfolio (A)	97,115	476,760

Alliance Global Bond Portfolio (A)	625,913	943,353

Alliance Global Bond Portfolio (B)	213,025	234,573

Alliance Real Estate Investment Portfolio (A)	61,892	78,232

Alliance Worldwide Privatization Portfolio (B)	210,977	170,621

Alliance International Portfolio (B)	263	1,465

Alliance Growth Portfolio (B)	-	856

UBS Global AM Tactical Allocation	6,995	16,698

Exeter Growth Fund	4,287	38,819

Exeter Moderate Growth Fund	38,662	33

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	43,452	17,602

Fidelity VIP Equity Income Fund - SC2	2,090,032	641,460

Fidelity VIP III Growth Opportunities Fund - SC2	765,223	433,925

Templeton Developing Markets Sec Fund 2	41,265	99,552

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)

	Purchases	Sales
Colonial U.S. Growth & Income Fund, VS (A)	$853,134	$2,817,685

Liberty Value Fund, VS (A)	494,252	2,166,788

Colonial Strategic Income Fund, VS (A)	1,773,758	2,469,866

SteinRoe Global Utilities Fund, VS (A)	139,477	1,059,153

Liberty All-Star Equity Fund, VS (A)	221,166	975,332

Colonial U.S. Growth & Income Fund, VS (B)	2,807,543	716,807

Liberty S&P 500 Index Fund, VS (B)	2,364,083	936,582

Colonial Strategic Income Fund, VS (B)	3,982,302	2,263,691

Wanger US Smaller Companies Fund	3,269,159	601,105

Colonial High Yield Securities Fund, VS (A)	365,049	686,193

Colonial High Yield Securities Fund, VS (B)	1,454,511	789,147

Liberty Select Value Fund, VS (B)	2,291,087	278,558

Colonial Small Cap Value Fund, VS (B)	717,705	545,671

Wanger International Small Cap Fund	1,282,596	1,091,505

Colonial International Fund for Growth, VS (A)	80,956	237,401

Newport Tiger Fund, VS (B)	228,635	1,423,849

Rydex Health Care Fund, VS (B)	471,667	313,050

Colonial Small Cap Value Fund, VS (A)	375,913	387,722

Rydex Financial Services Fund, VS (B)	342,951	304,999

Liberty Value Fund, VS (B)	879,385	312,942

Newport Tiger Fund, VS (A)	20,814	280,655

Colonial Global Equity Fund, VS (B)	5,238	149,219

Wanger Twenty Fund	982,200	302,953

Colonial International Horizons Fund, VS (B)	12,548	144,736

Liberty All-Star Equity Fund, VS (B)	20,986	102,811

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)

	Purchases	Sales
Crabbe Huson Real Estate Investment Fund, VS (B)	$28,312	$95,107

Wanger Foreign Forty Fund	236,740	91,487

Liberty Newport Japan Opportunities Fund, VS (B)	11,761	4,294

MFS Research Series - IC	48,388	794,337

MFS Emerging Growth Series - IC	118,262	859,679

MFS Investors Trust Series - SC	933,143	393,644

MFS Emerging Growth Series - SC	290,312	425,153

MFS Investors Growth Stock Series - SC	392,660	431,960

MFS New Discovery Series - SC	305,371	252,229

MFS Bond Series - IC	335,820	350,245

Rydex OTC Fund	142,825	96,086

SteinRoe Money Market Fund, VS (A)	21,528,706	24,136,875

SteinRoe Balanced Fund, VS (A)	789,878	3,814,840

SteinRoe Growth Stock Fund, VS (A)	236,021	2,774,417

Liberty Federal Securities Fund, VS (B)	13,354,958	2,249,492

SteinRoe Growth Stock Fund, VS (B)	1,207,010	1,421,548

SteinRoe Balanced Fund, VS (B)	3,080,867	1,215,918

Liberty Federal Securities Fund, VS (A)	3,127,358	1,386,143

SteinRoe Small Company Growth Fund, VS (A)	177,034	235,644

	$88,581,209	$85,230,133

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Changes in Unit Outstanding

The change in the units of respective sub-account outstanding for the year ended December 31, 2002 were as follow:
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

AIM VI Premier Equity Fund Series I	111,270	190,646	(79,376)

AIM VI International Growth Fund Series I	794,192	743,014	51,178

AIM VI Capital Appreciation Series I	30,677	101,604	(70,927)

AIM VI Growth Series I	1,490	30,582	(29,092)

Alger American Growth Portfolio	18,159	193,655	(175,496)

Alger American Small Capitalization Portfolio	15,008	67,104	(52,096)

Alliance Premier Growth Portfolio (A)	30,231	245,738	(215,507)

Alliance Premier Growth Portfolio (B)	164,004	341,144	(177,140)

Alliance Growth and Income Portfolio (B)	265,562	154,204	111,358

Alliance Technology Portfolio (B)	70,894	193,221	(122,327)

Alliance Growth and Income Portfolio (A)	1,817	41,314	(39,497)

Alliance Global Bond Portfolio (A)	45,552	76,041	(30,489)

Alliance Global Bond Portfolio (B)	19,866	21,793	(1,927)

Alliance Real Estate Investment Portfolio (A)	4,670	6,270	(1,600)

Alliance Worldwide Privatization Portfolio (B)	30,443	25,445	4,998

Alliance International Portfolio (B)	36	142	(106)

Alliance Growth Portfolio (B)	1	83	(82)

USB Global AM Tactical Allocation	966	2,171	(1,205)

Exeter Growth Fund	-	2,859	(2,859)

Exeter Moderate Growth Fund	3,038	-	3,038

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	4,958	2,559	2,399

Fidelity VIP Equity Income Fund - SC2	219,583	73,964	145,619

Fidelity VIP III Growth Opportunities Fund - SC2	121,899	74,198	47,701

Templeton Developing Markets Sec Fund 2	6,000	14,755	(8,755)

Colonial U.S. Growth & Income Fund, VS (A)	34,425	121,181	(86,756)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Changes in Unit Outstanding (continued)
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Liberty Value Fund, VS (A)	16,700	101,331	(84,631)

Colonial Strategic Income Fund, VS (A)	76,348	161,676	(85,328)

SteinRoe Global Utilities Fund, VS (A)	2,918	71,264	(68,346)

Liberty All-Star Equity Fund, VS (A)	24,509	100,636	(76,127)

Colonial U.S. Growth & Income Fund, VS (B)	114,143	35,398	78,745

Liberty S&P 500 Index Fund, VS (B)	345,686	146,970	198,716

Colonial Strategic Income Fund, VS (B)	250,312	154,979	95,333

Wanger US Smaller Companies Fund	302,697	59,402	243,295

Colonial High Yield Securities Fund, VS (A)	29,593	81,170	(51,577)

Colonial High Yield Securities Fund, VS (B)	156,259	95,917	60,342

Liberty Select Value Fund, VS (B)	219,152	27,792	191,360

Colonial Small Cap Value Fund, VS (B)	58,735	49,158	9,577

Wanger International Small Cap Fund	192,940	158,766	34,174

Colonial International Fund for Growth, VS (A)	9,483	27,315	(17,832)

Newport Tiger Fund, VS (B)	25,538	151,698	(126,160)

Rydex Health Care Fund, VS (B)	54,263	38,490	15,773

Colonial Small Cap Value Fund, VS (A)	29,330	33,793	(4,463)

Rydex Financial Services Fund, VS (B)	32,345	31,500	845

Liberty Value Fund, VS (B)	38,869	14,908	23,961

Newport Tiger Fund, VS (A)	1,856	34,864	(33,008)

Colonial Global Equity Fund, VS (B)	1,037	24,484	(23,447)

Wanger Twenty Fund	93,366	29,016	64,350

Colonial International Horizons Fund, VS (B)	2,070	21,932	(19,862)

Liberty All-Star Equity Fund, VS (B)	1,839	11,967	(10,128)

Crabbe Huson Real Estate Investment Fund, VS (B)	750	7,585	(6,835)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Changes in Unit Outstanding (continued)
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Wanger Foreign Forty Fund	36,108	13,748	22,360

Liberty Newport Japan Opportunities Fund, VS (B)	3,127	1,059	2,068

MFS Research Series - IC	4,441	72,577	(68,136)

MFS Emerging Growth Series - IC	11,409	82,689	(71,280)

MFS Investors Trust Series - SC	129,432	55,987	73,445

MFS Emerging Growth Series - SC	25,051	40,022	(14,971)

MFS Investors Growth Stock Series - SC	68,579	78,064	(9,485)

MFS New Discovery Series - SC	42,724	36,818	5,906

MFS Bond Series - IC	24,345	29,010	(4,665)

Rydex OTC Fund	49,541	35,769	13,772

SteinRoe Money Market Fund, VS (A)	1,349,402	1,508,911	(159,509)

SteinRoe Balanced Fund, VS (A)	18,010	158,203	(140,193)

SteinRoe Growth Stock Fund, VS (A)	7,564	90,930	(83,366)

Liberty Federal Securities Fund, VS (B)	578,185	93,725	484,460

SteinRoe Growth Stock Fund, VS (B)	37,314	50,824	(13,510)

SteinRoe Balanced Fund, VS (B)	120,465	51,927	68,538

Liberty Federal Securities Fund, VS (A)	128,166	59,034	69,133

SteinRoe Small Company Growth Fund, VS (A)	6,587	8,755	(2,168)

	6,715,929	6,863,750	(147,820)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK -

KBL VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not be treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME

(in thousands)

For the years ended December 31
	2002	2001 Restated	2000

Revenues

Premiums and annuity considerations	$ 20,285	$ 19,187	$ 17,810
Net investment income	74,847	21,276	11,821
Net realized investment (losses) gains	(7,265)	361	(3,079)
Fee and other income	11,686	8,142	9,753

Total revenues	99,553	48,966	36,305

Benefits and Expenses

Policyowner benefits	16,428	14,563	13,630
Interest credited	62,830	12,682	5,751
Other operating expenses	16,979	9,477	8,383
Amortization of deferred policy acquisition costs	8,157	5,137	5,844

Total benefits and expenses	104,394	41,859	33,608

(Loss) income before income tax expense	(4,841)	7,107	2,697

Income tax (benefit) expense	(1,710)	2,546	958

Net (loss) income	$ (3,131)	$ 4,561	$ 1,739

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in thousands)
ASSETS	December 31, 2002	December 31, 2001 Restated
Investments
Available-for-sale fixed maturities at fair value (amortized cost of
$1,496,857 and $1,039,792 in 2002 and 2001, respectively)	$ 1,539,156	$ 1,040,063
Mortgage loans	50,921	24,253
Policy loans	270	413
Short-term investments	6,390	17,757

Total investments	1,596,737	1,082,486

Cash and cash equivalents	157,563	59,188
Accrued investment income	19,800	14,713
Deferred policy acquisition costs	46,567	23,248
Deferred federal income taxes	-	11,901
Goodwill	37,788	35,314
Other assets	18,563	10,202
Separate account assets	514,749	665,571

Total assets	$ 2,391,767	$ 1,902,623

LIABILITIES

Future contract and policy benefits	$ 40,510	$ 39,919
Contractholder deposit funds and other policy liabilities	1,431,353	968,800
Deferred federal income taxes	5,525	-
Payable for investments purchased and loaned	73,474	-
Payable to affiliate	28,400	-
Other liabilities and accrued expenses	5,688	5,651
Separate account liabilities	514,749	665,571

Total liabilities	$ 2,099,699	$ 1,679,941

Commitments and contingencies - Note 15

STOCKHOLDERS' EQUITY

Common stock, $350 par value - 6,001 shares authorized;
6,001 shares issued and outstanding	$ 2,100	$ 2,100
Additional paid-in capital	239,963	194,963
Accumulated other comprehensive income (loss)	25,316	(2,201)
Retained earnings	24,689	27,820
Total stockholders' equity	$ 292,068	$ 222,682

Total liabilities and stockholders' equity	$ 2,391,767	$ 1,902,623

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31
	2002	2001 Restated	2000

Net (loss) income	$ (3,131)	$ 4,561	$ 1,739
Other comprehensive income (loss)
Net unrealized holding gains (losses) on available-for-sale
securities, net of tax and policyholder amounts	25,664	(2,623)	890
Reclassification adjustments of realized investment (gains)
losses into net income (loss)	1,853	(239)	1,043
Other comprehensive income (loss)	27,517	(2,862)	1,933

Comprehensive income	$ 24,386	$ 1,699	$ 3,672

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDERS' EQUITY

(in thousands)

For the years ended December 31

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholders'
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 1999	$ 2,000	$ 29,500	$ (1,272)	$ 26,220	$ 56,448

Net income				1,739	1,739
Other comprehensive income			1,933		1,933
Dividends to stockholder				(4,700)	(4,700)

Balance at December 31, 2000	2,000	29,500	661	23,259	55,420

Acquisition of Keyport Benefit Life (November 1, 2001)	100	99,463			99,563
Net income				4,561	4,561
Other comprehensive loss			(2,862)		(2,862)
Capital Contribution		66,000			66,000

Balance at December 31, 2001 - Restated	2,100	194,963	(2,201)	27,820	222,682

Net loss				(3,131)	(3,131)
Other comprehensive income			27,517		27,517
Capital Contribution		45,000			45,000

Balance at December 31, 2002	$ 2,100	$ 239,963	$ 25,316	$ 24,689	$ 292,068

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31
	2002	2001 Restated	2000

Cash Flows From Operating Activities:
Net (loss) income	$ (3,131)	$ 4,561	$ 1,739
Adjustments to reconcile net (loss) income to net cash provided by
Operating activities:
Amortization of discount and premiums	11,281	47	7
Depreciation and amortization	209	-	-
Net realized (losses) gains on investments	7,265	(361)	3,079
Interest credited to contractholder deposit funds	62,830	12,682	5,751
Deferred federal income taxes	(6,261)	(26,726)	(1,154)
Changes in assets and liabilities:
Deferred acquisition costs	(26,537)	(477)	3,943
Intangible assets	(2,474)	-	-
Accrued investment income	(5,087)	72	106
Net change in other assets and liabilities	100,246	11,622	1,208
Future contract and policy benefits	591	2,837	2,698

Net cash provided by operating activities	138,932	4,257	17,377

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	995,278	79,710	51,688
Mortgage loans	6,103	7,172	3,177
Purchases of:
Available-for-sale fixed maturities	(1,466,958)	(183,328)	(42,546)
Mortgage loans	(32,770)	(4,630)	(3,809)
Net change in policy loans	143	128	(3)
Net change in short-term investments	11,367	(1,756)	(8,706)

Net cash used in investing activities	(486,837)	(102,704)	(199)

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS (Continued)

(in thousands)

For the years ended December 31

	2002	2001 Restated	2000

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 572,888	$ 85,705	$ 11,301
Withdrawals from contractholder deposit funds	(171,608)	(54,103)	(27,945)
Dividends paid to stockholder	-	-	(4,700)
Capital Contributions	45,000	66,000	-

Net cash provided by (used in) financing activities	446,280	97,602	(21,344)

Net change in cash and cash equivalents	98,375	(845)	(4,166)

Cash and cash equivalents, beginning of year	59,188	7,292	11,458

Cash acquired from acquisition through merger of Keyport Benefit Life Insurance Company	-	52,741	-

Cash and cash equivalents, end of year	$ 157,563	$ 59,188	$ 7,292

Supplemental Cash Flow Information
Income taxes paid	$ 3,292	$ 339	$ 701

Supplemental schedule of noncash investing and financing activities:

Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor") and Keyport Benefit Life Insurance Company ("KBL") were merged on December 31, 2002, with Sun NY Predecessor as the surviving company ("SLNY"). As terms of the merger, SLNY issued 4,001 additional shares of common stock in exchange for all the assets and liabilities of KBL. Total book value of assets acquired and liabilities assumed were $1,869.3 million and $1,652.8 million, respectively, at December 31, 2002. These financial statements give effect to this transaction as of November 1, 2001.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

On October 9, 2002, Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor"), which was a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life U.S."), and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"), an affiliate, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department. On December 31, 2002 at 5:00 p.m., Sun NY Predecessor and KBL completed the merger. Pursuant to the Merger Agreement, KBL merged with and into Sun NY Predecessor, with Sun NY Predecessor as the surviving company ("SLNY"), and SLNY issued 4,001 additional shares of common stock to Keyport in exchange for the assets and liabilities of KBL. As a result of the additional common stock issuance, SLNY is now a subsidiary of both Keyport and Sun Life U.S., with Keyport owning 67% of the common stock of SLNY. SLNY is licensed and authorized to write all the business that was previously being written by KBL and SLNY. The merger has no effect on the existing rights and benefits of policyholders or contract holders from either company. Keyport, KBL, Sun Life U.S., Sun NY Predecessor, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of Sun Life Assurance Company of Canada ("SLOC"). SLOC is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLNY is engaged in the sale of fixed and variable annuity contracts, group life, stop loss and group health insurance contracts. These contracts are sold by insurance agents, some of who are registered representatives of national and regional stock brokerage firms and brokers.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2002 (in 000's):

	KBL	SLNY	Surviving Entity
Total Revenues	$ 63,265	$ 36,288	$ 99,553
Total Expenditures	67,158	37,236	104,394
Pretax Loss	(3,893)	(948)	(4,841)

Net Operating Loss	$ (2,733)	$ (398)	$ (3,131)

Total Assets	$ 1,869,278	$ 522,489	$ 2,391,767

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets". Under SFAS No. 141 transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of KBL (through the acquisition of Keyport) on October 31, 2001 by Sun Life Financial Services of Canada Inc. ("SLF"), a Canadian holding company and parent of SLOC. In accordance with SFAS No. 142, effective January 1, 2002, Goodwill is no longer amortized and is instead tested for impairment on an annual basis. In accordance with SFAS No. 142, SLNY has completed the required impairment tests of goodwill and indefinite-lived intangible assets and concluded that these assets are not impaired. Goodwill is tested for impairment on an annual basis using the discounted cash flow method.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of November 1, 2001 (in thousands):
Assets:
Fixed-maturity securities	$ 809,972
Accrued investment income	12,438
Receivable for investments sold	2,041
Goodwill	35,314
Deferred taxes	13,931
Cash and cash equivalents	52,741
Other assets acquired	998
Separate account assets	218,677
Total assets acquired	1,146,112

Liabilities:
Policy liabilities	826,124
Other liabilities	1,748
Separate accounts	218,677
Total liabilities assumed	1,046,549

Net assets acquired	$ 99,563

In 2002, SLNY completed its valuation of certain assets acquired and liabilities assumed. The revisions increased goodwill by $2.5 million, decreased deferred taxes by $1.9 million, decreased other liabilities by $47,000 and increased investments by $4.5 million.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for stock life insurance companies.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs ("DAC"), investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, SLNY may enter into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. SLNY evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short term bank participations. All such investments have been purchased with maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Investments

SLNY accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity or available-for-sale. In order for the securities to be classified as held-to-maturity, SLNY must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums, and accretion of discounts. Securities that do not meet this criteria are classified as available-for-sale. Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported net of policyholder related amounts and deferred income taxes in a separate component of other comprehensive income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities, repayment, and liquidity characteristics. SLNY does not engage in trading activities. All of SLNY's fixed maturity securities are classified as available-for-sale. All security transactions are recorded on a trade-date basis.

SLNY's accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that SLNY is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if SLNY does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, SLNY then continues to review the other-than-temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principle and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgement of management, the loans are estimated to be fully collectible as to both principal and interest.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed quarterly and adjusted retrospectively by a cumulative charge or credit to current operations when SLNY revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, SLNY believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Assets (continued)

Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

Policy liabilities and accruals

Future contract and policy benefits are liabilities for traditional life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon SLNY's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities consist of net deposits and interest credited less administrative charges. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For investment-type contracts, benefits include death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Operating Expenses

Operating expenses primarily represent compensation, general and administrative expenses. Management believes intercompany expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if SLNY operated on a stand-alone basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

For the 2002 tax year, as in prior years, Sun NY Predecessor will participate in the consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.("SLOC U.S. Operations Holdings") and other affiliates. Similarly for 2002, KBL will continue to be part of Keyport's consolidated federal income tax return. Effective for the 2003 tax year, SLNY will file its tax return on a stand-alone basis. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

SLNY has established separate accounts applicable to various classes of contracts providing for variable benefits and they are generally not chargeable with liabilities that arise from any other business of SLNY. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include individual qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder.

Reclassification

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2002 presentation.

New Accounting Pronouncements

SLNY adopted SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. SLNY did not use derivative contracts during the years ended December 31, 2002, 2001 and 2000, and therefore adoption had no effect on SLNY's financial position or results of operations.

In July 2002, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Separate Accounts." This SOP provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SLNY is in the process of evaluating the provisions of this SOP and its impact to SLNY's financial position and results of operations.

In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. This interpretation has no impact on SLNY.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," to improve financial reporting by enterprises involved with variable interest entities. This interpretation states that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity should be included in consolidated financial statements with those of the business enterprise. This interpretation has no impact on SLNY because it does not maintain any involvement with variable interest entities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

SLNY has agreements with SLOC, Sun Life U.S. and its affiliates, which provide that SLOC and Sun Life U.S. will furnish to SLNY, as requested, personnel as well as certain investment and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $4.4 million, $3.8 million and $3.3 million for the years ended December 31, 2002, 2001 and 2000, respectively. Management believes intercompany expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if SLNY operated on a stand-alone basis.

No dividends were declared or paid during 2002 or 2001. SLNY declared and paid dividends in the amount of $4.7 million to Sun Life U.S. during 2000. See Note 14 for dividend restrictions information.

During December 2002, SLNY received $14.9 million of additional capital contributions from Sun Life U.S. and $30.2 million of additional capital contributions from Keyport.

During December 2001, KBL received $66.0 million of additional capital contributions from Keyport.

SLNY had $30.6 million due to related parties at December 31, 2002, and $0.6 million due from related parties as of December 31, 2002.

As more fully described in Note 7, SLNY has been involved in several reinsurance transactions with SLOC.

As more fully described in Note 8, SLNY participates in a pension plan and other post-retirement benefits sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities were as follows (in 000's):
		December 31, 2002
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$ 320,944	$ 8,353	$ (2,822)	$ 326,475
Foreign government & agency securities	6,475	434	-	6,909
States & political subdivisions	-	-	-	-
U.S. treasury & agency securities	66,623	1,220	-	67,843
Total Non-Corporate Securities	394,042	10,007	(2,822)	401,227
Corporate Securities
Basic industry	34,613	1,737	(6)	36,344
Capital goods	37,601	2,533	(1)	40,133
Communications	88,324	3,703	(472)	91,555
Consumer cyclical	122,135	6,021	(91)	128,065
Consumer noncyclical	42,335	1,653	(683)	43,305
Energy	65,877	3,553	(346)	69,084
Finance	406,505	17,055	(2,414)	421,146
Industrial other	22,950	1,300	(15)	24,235
Technology	8,457	423	(175)	8,705
Transportation	53,816	2,947	(1,593)	55,170
Utilities	220,202	7,397	(7,412)	220,187
Total Corporate Securities	1,102,815	48,322	(13,208)	1,137,929
Total available-for-sale fixed maturities	$ 1,496,857	$ 58,329	$ (16,030)	$ 1,539,156

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (continued)
	December 31, 2001 - Restated
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$ 260,745	$ 1,034	$ (3,089)	$ 258,690
Foreign government & agency securities	16,366	342	(42)	16,666
States & political subdivisions	-	-	-	-
U.S. treasury & agency securities	33,955	167	(75)	34,047
Total Non-Corporate Securities	311,066	1,543	(3,206)	309,403
Corporate Securities
Basic industry	25,673	1,182	(624)	26,231
Capital goods	22,084	390	(169)	22,305
Communications	94,592	1,207	(935)	94,864
Consumer cyclical	85,968	789	(842)	85,915
Consumer noncyclical	59,312	597	(385)	59,524
Energy	49,696	80	(796)	48,980
Finance	231,105	5,313	(2,316)	234,102
Industrial other	11,698	96	(245)	11,549
Technology	8,023	213	-	8,236
Transportation	37,938	270	(747)	37,461
Utilities	102,637	799	(1,943)	101,493
Total Corporate Securities	728,726	10,936	(9,002)	730,660
Total available-for-sale fixed maturities	$ 1,039,792	$ 12,479	$ (12,208)	$ 1,040,063

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturities are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or SLNY may have the right to put or sell the obligations back to the issuers.

	December 31, 2002
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 97,069	$ 97,959
Due after one year through five years	623,403	643,846
Due after five years through ten years	356,199	369,097
Due after ten years	99,242	101,779
Subtotal	1,175,913	1,212,681
Asset-backed securities	320,944	326,475
Total	$ 1,496,857	$ 1,539,156

Gross gains of $5.6 million, and $3.3 million and gross losses of $8.5 million, and $2.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2002 and 2001, respectively.

Fixed maturities with an amortized cost of approximately $1.0 million and $0.4 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2002, 98% of SLNY's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2002, 2001 and 2000 SLNY incurred realized losses totaling $4.6 million, $0.6 million and $1.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature. During 2002, $0.2 million of the 2001 losses were recovered and are included in realized gains. During 2001, $0.6 million of the 2000 losses were recovered and were included in realized gains. SLNY has discontinued the accrual of income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced income by $98,000, $75,000 and $50,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Mortgage loans

SLNY invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

SLNY monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgement, the mortgage loan's value has been impaired, appropriate losses are recorded. SLNY had no restructured or impaired mortgage loans at December 31, 2002 and 2001, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

Mortgage loans comprise the following property types and geographic regions in (000's):

	December 31,
Property Type:	2002	2001 - Restated
Office building	$ 22,828	$ 6,508
Residential	-	1,060
Retail	11,967	9,865
Industrial/warehouse	11,258	3,600
Other	4,949	3,301
Valuation allowance	(81)	(81)

Total	$ 50,921	$ 24,253

	December 31,
Geographic region:	2002	2001 - Restated
Arizona	$ 2,434	$ 2,524
California	5,571	1,550
Delaware	8,944	-
Florida	3,744	1,003
Georgia	-	1,060
Indiana	1,834	1,894
Maryland	3,096	3,301
Michigan	511	549
New York	7,561	2,951
Ohio	1,159	1,217
Pennsylvania	8,830	1,986
Texas	641	668
Utah	1,980	1,538
Virginia	1,160	1,200
Wisconsin	-	1,610
Other	3,537	1,283
Valuation allowance	(81)	(81)

Total	$ 50,921	$ 24,253

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

At December 31, 2002, scheduled mortgage loan maturities were as follows (in 000's):

2003	$ -
2004	3,792
2005	2,538
2006	-
2007	18,195
Thereafter	26,396
Total	$ 50,921

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

SLNY has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $0.7 million and $0.5 million at December 31, 2002 and 2001, respectively. The fair value of the outstanding commitments is not material to the Company.

4. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following (in 000's):

	2002	2001 - Restated	2000

Fixed maturities	$ (2,641)	$ 983	$ (1,611)
Mortgage loans	-	(81)	-
Short-term investments	3	9	-
Write-down of fixed maturities	(4,627)	(550)	(1,468)
Total	$ (7,265)	$ 361	$ (3,079)

5. NET INVESTMENT INCOME

Net investment income consisted of the following (in 000's):

	2002	2001 - Restated	2000

Fixed maturities	$ 72,786	$ 19,024	$ 9,490
Mortgage loans	2,640	2,374	2,432
Policy loans	24	33	43
Other	115	41	45
Gross investment income	75,565	21,472	12,010
Less: Investment expenses	718	196	189
Net investment income	$ 74,847	$ 21,276	$ 11,821

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of SLNY's financial instruments at December 31, 2002 and 2001 (in 000's):

	December 31, 2002		December 31, 2001 - Restated
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 157,563	$ 157,563	$ 59,188	$ 59,188
Fixed maturities	1,539,156	1,539,156	1,040,063	1,040,063
Mortgages	50,921	56,717	24,253	25,743
Policy loans	270	270	413	413
Short-term investments	6,390	6,390	17,757	17,757
Separate account assets	514,749	514,749	665,571	665,571

Financial liabilities:
Contractholder deposit funds	$ 1,431,353	$ 1,374,908	$ 968,800	$ 917,776
Separate account liabilities	$ 514,749	$ 514,749	$ 665,571	$ 665,571

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest. The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of SLNY's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

7. REINSURANCE

SLNY has an agreement with SLOC whereby SLOC reinsures the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis. The agreement provides that SLOC will reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.

SLNY has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows (in 000's):

	For the Years Ended December 31,
	2002	2001	2000

Insurance premiums:
Direct	$ 25,900	$ 22,158	$ 21,484
Ceded - Affiliated	4,133	1,842	2,696
Ceded - Non-affiliated	1,482	1,129	978
Net Premiums	$ 20,285	$ 19,187	$ 17,810

Insurance and other individual policy benefits, and claims:
Direct	$ 19,644	$ 19,525	$ 17,903
Ceded - Affiliated	2,858	4,565	3,855
Ceded - Non-affiliated	358	397	418
Net policy benefits and claims	$ 16,428	$ 14,563	$ 13,630

SLNY is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, SLNY periodically evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

8. RETIREMENT PLANS

PENSION PLAN

SLNY participates in a non-contributory defined benefit pension plan that is sponsored by Sun Life U.S., which is directly liable for the related obligations. Benefits under all plans are based on years of service and employees' average compensation. SLNY is allocated a portion of the pension plan expenses. The allocated expenses were $14,000, $13,000 and $52,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

SLNY participates in a 401(K) plan sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible at date of hire. Under the plan, employer contributions are matched up to a specified amount of the employee's contributions to the plan. The SLNY portion of this employer contribution was $15,700, $6,200 and $8,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, Sun Life U.S. sponsors a plan that provides certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for SLNY, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. SLNY is allocated a portion of other post-retirement benefit plans expenses. The allocated expenses were $11,000, $10,000 and $11,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

9. FEDERAL INCOME TAXES

Sun NY Predecessor is included in the consolidated federal income tax return of SLOC U.S. Operations Holdings, and KBL is included as a part of Keyport's consolidated federal income tax return, as previously described in Note 1. Federal income taxes are calculated as if SLNY was filing a separate federal income tax return. A summary of the components of federal income tax expense in the statements of income for the years ended December 31, was as follows (in 000's):

	2002	2001 - Restated	2000
Federal income tax expense (benefit):
Current	$ (6,258)	$ 535	$ 2,112
Deferred	4,548	2,011	(1,154)

Total	$ (1,710)	$ 2,546	$ 958

Federal income taxes attributable to the operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. SLNY's effective rate differs from the federal income tax rate as follows (in 000's):

	2002	2001 - Restated	2000

Expected federal income tax expense (benefit)	$ (1,695)	$ 2,550	$ 944
Other	(15)	(4)	14

Federal income tax expense	$ (1,710)	$ 2,546	$ 958

The net deferred income tax liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of SLNY's deferred tax assets and liabilities as of December 31 was as follows (in 000's):

	2002	2001 - Restated

Deferred tax assets:
Investments, net	$ -	$ 1,205
Actuarial liabilities	13,479	9,546
Deferred policy acquisition costs	-	236
Other	492	914
Total deferred tax assets	13,971	11,901

Deferred tax liabilities:
Investments, net	(13,131)	-
Deferred policy acquisition costs	(6,365)	-

Total deferred tax liabilities	(19,496)	-

Net deferred tax assets/(liabilities)	$ (5,525)	$ 11,901

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

9. FEDERAL INCOME TAXES (Continued)

SLNY makes payments under certain tax sharing agreements. Sun NY Predecessor had cash payments to Sun Life U.S. for federal income taxes of approximately $3.3 million and $0.3 million, for the years ended December 31, 2002 and 2001, respectively. Similarly, KBL had cash payments to Keyport for federal income taxes of approximately $0.6 million and $0 for the years ended December 31, 2002 and 2001, respectively.

SLNY's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. Sun NY Predecessor and KBL are currently under audit by the IRS for the years 1998 through 2000 and 1999 through October 31, 2001, respectively. In SLNY's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on SLNY's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of SLNY's ultimate liability are revised.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

	2002	2001

Balance at January 1	$ 23,615	$ 20,574
Less reinsurance recoverable	(6,078)	(5,067)
Net balance at January 1	17,537	15,507
Incurred related to:
Current year	12,062	11,354
Prior years	(1,946)	(786)
Total incurred	10,116	10,568
Paid losses related to:
Current year	(6,660)	(5,446)
Prior years	(3,320)	(3,092)
Total paid	(9,980)	(8,538)

Balance at December 31	24,294	23,615
Less reinsurance recoverable	(6,621)	(6,078)
Net balance at December 31	$ 17,673	$ 17,537

SLNY regularly updates its estimates of liabilities for unpaid claims and claims adjustments expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability line of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the DAC asset (in 000's):

	2002	2001 - Restated

Balance at January 1	$ 23,248	$ 23,799
Acquisition costs deferred	31,994	5,614
Amortized to expense during year	(8,157)	(5,137)
Adjustment for unrealized investment gains
during year	(518)	(1,028)
Balance at December 31	$ 46,567	$ 23,248

12. SEGMENT INFORMATION

SLNY conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities. Each segment was defined consistent with the way results are evaluated by the chief operating decision-maker. Net investment income is allocated based on segmented assets by line of business. SLNY does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets and administers both individual fixed and variable annuity products.

Group Protection

The Group Protection segment markets and administers group life insurance, stop loss insurance, long-term disability and short-term disability products. These products are sold to employers that provide group benefits for their employees.

Individual Protection

The only Individual products offered are conversions from the group life products.

Corporate

The Corporate segment includes the unallocated capital of SLNY and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

12. SEGMENT INFORMATION (Continued)

The following amounts pertain to the various business segments (in 000's):
	Year ended December 31, 2002

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 77,917	$ 20,181	$ 422	$ 1,033	$99,553
Total Expenditures	89,093	15,630	350	(679)	104,394
Pretax Income (Loss)	(11,176)	4,551	72	1,712	(4,841)
Net Operating Income (Loss)	(7,493)	3,195	51	1,116	(3,131)
Total Assets	$ 2,339,351	$ 34,946	$ 1,282	$ 16,188	$ 2,391,767

	Year ended December 31, 2001 - Restated

Total Revenues	$ 27,466	$ 19,407	$ 229	$ 1,864	$ 48,966
Total Expenditures	24,876	15,930	898	155	41,859
Pretax Income (Loss)	2,590	3,477	(669)	1,709	7,107
Net Operating Income (Loss)	1,919	2,641	(489)	490	4,561
Total Assets	$ 1,851,291	$ 37,728	$ 1,267	$ 12,337	$ 1,902,623

	Year ended December 31, 2000

Total Revenues	$ 20,066	$ 17,194	$ 224	$ (1,179)	$ 36,305
Total Expenditures	18,033	15,350	301	(76)	33,608
Pretax Income (Loss)	2,033	1,844	(77)	(1,103)	2,697
Net Operating Income (Loss)	1,307	1,199	(50)	(717)	1,739
Total Assets	$ 711,141	$ 30,514	$ 1,040	$ 10,677	$ 753,372

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

13. REGULATORY FINANCIAL INFORMATION

SLNY is required to file quarterly and annual statements with the Insurance Department of the State of New York prepared on an accounting basis prescribed or permitted by the State of New York (statutory basis). Statutory net income and capital stock and surplus differ from net income and shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

SLNY's statutory surplus and net income (loss) were as follows (in thousands):

	Year ended December 31,
	2002	2001 - Restated	2000

Statutory surplus and capital	$162,669	$133,305	$ 39,560
Statutory net (loss) income	(16,547)	(13,073)	2,589

Effective January 1, 2001, the Insurance Department of the State of New York required that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviation prescribed or permitted by the State of New York Superintendent of Insurance.

The State of New York has adopted certain prescribed accounting practices that differ from those found in the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001. Specifically, paragraphs 5 through 11 and paragraphs 17 through 19 of Statement of Statutory Accounting Principle ("SSAP") No. 10, Income Taxes, were not adopted. In addition, all requirements related to deferred tax assets and deferred tax liabilities in paragraphs 20 and 21 of SSAP No. 10 were not adopted. The impact of not applying SSAP No. 10 in its entirety was a decrease in SLNY's statutory surplus of $2.1 million and $1.7 million for the years ended December 31, 2002 and 2001, respectively.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, SLNY reported a change in accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), of $62,400 as of January 1, 2001. This adjustment is due to the valuation of SLNY's obligation for post-retirement benefits other than pensions on a NAIC basis as of January 1, 2001.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

14. DIVIDEND RESTRICTIONS

SLNY's ability to pay dividends is subject to certain restrictions. The State of New York has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of SLNY.

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. No dividends were declared or paid during 2002 and 2001. Dividends in the amount of $4.7 million were declared and paid during 2000 to Sun Life U.S. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

Litigation

SLNY is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition of SLNY.

Lease Commitments

SLNY leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years. As of December 31, 2002, minimum future lease payments under such leases are as follows (in 000's):

2003	274
2004	182
Total	$ 456

Total rental expense for the years ended December 31, 2002, 2001 and 2000 was $1.1 million, $0.5 million and $0.4 million, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2002, and the related statements of income, comprehensive income, stockholders' equity and cash flows for each of the three years then ended. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2002 financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, on December 31, 2002, Sun Life Insurance and Annuity Company of New York merged with Keyport Benefit Life Insurance Company. The Companies became affiliates on November 1, 2001 as a result of the acquisition of Keyport Benefit Life Insurance Company's parent by Sun Life Insurance and Annuity Company of New York's ultimate parent. The merger of Sun Life Insurance and Annuity Company of New York and Keyport Benefit Life Insurance Company was accounted for at historical cost as required by Statement of Financial Accounting Standards No. 141 "Business Combinations" for transfers of assets among affiliates. The balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2001 and the related statements of income, stockholders' equity, comprehensive income and cash flows for the year then ended have been restated to give effect to the merger as of November 1, 2001.

The balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2001 presents the combination of the financial statements of Sun Life Insurance and Annuity Company of New York (predecessor basis) and Keyport Benefit Life Insurance Company. Such individual financial statements were audited before the applicable effects of the changes described in the preceding paragraph. Our report on the predecessor balance sheet of Sun Life Insurance and Annuity Company of New York expressed an unqualified opinion as to the conformity with accounting principles generally accepted in the United States of America. The balance sheet of Keyport Benefit Life Insurance Company as of December 31, 2001 was audited by other auditors and their report on the financial statements expressed an adverse opinion as to the conformity with accounting principles generally accepted in the United States of America and an unqualified opinion as to the conformity with statutory accounting principles. We have audited the adjustments that were applied to restate the 2001 balance sheet of Keyport Benefit Life Insurance Company to reflect the effects of the changes for the adoption of accounting principles generally accepted in the United States of America and the adjustments to give effect to the merger as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2003